Delaware Life NY Variable

Account D

Financial Statements as of and for the Year Ended December 31, 2023 and

Report of Registered Public Accounting Firm

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

Index

December 31, 2023

Page(s)

Report of Independent Registered Public Accounting Firm	1-3

Financial Statements

Statement of Assets and Liabilities	4-7

Statements of Operations	8-30

Statements of Changes in Net Assets	31-64

Notes to the Financial Statements	65-84

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Delaware Life Insurance Company of New York and the Contract Owners of Delaware Life NY Variable Account D:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Sub-Accounts listed in the Appendix that comprise Delaware Life NY Variable Account D (the Separate Account), as of December 31, 2023, the related statements of operations and changes in net assets for the periods indicated in the Appendix, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the three-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Sub-Accounts as of December 31, 2023, the results of their operations and changes in their net assets for the periods indicated in the Appendix, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for each of the years or periods ended on or prior to December 31, 2020 were audited by other independent registered public accountants whose report, dated April 28, 2021, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Sub-Accounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Sub-Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2023, by correspondence with the transfer agent of the underlying mutual funds; when replies were not received from the transfer agent, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of Delaware Life Insurance Company of New York’s Separate Accounts since 2021.

Hartford, Connecticut

April 23, 2024

Appendix

AB VPS Relative Value Portfolio (Class B) Sub-Account (A71) (1) (2)

AB VPS Sustainable Global Thematic Growth (Class B) Sub-Account (A70) (1)

Alger Mid Cap Growth Portfolio I-2 Sub-Account (A54) (1)

American Funds Insurance Series Growth Income Fund Class 2 Sub-Account (302) (1)

BlackRock Global Allocation V.I. Fund (Class III) Sub-Account (B18) (1)

Columbia Variable Portfolio - Large Cap Growth Fund Class 2 Sub-Account (C60) (1)

LVIP Delaware SMID Cap Core Fund - Standard Class Sub-Account (D37) (1)

DWS Small Cap Index VIP Class B Sub-Account (D55) (1)

DWS Small Mid Cap Value VIP Class A Sub-Account (S61) (1)

BNY Mellon Investment Portfolios: MidCap Stock Portfolio, Initial Shares Sub-Account (D18) (1)

Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account (FD7) (1)

Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (F24) (1)

Fidelity VIP Contrafund Portfolio (Service Class) Sub-Account (F29) (1)

Fidelity VIP Growth Portfolio (Service Class) Sub-Account (F21) (3)

Fidelity VIP Index 500 Portfolio (Service Class 2) Sub-Account (F26) (1)

Fidelity VIP Index 500 Portfolio (Service Class) Sub-Account (FM7) (1)

Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account (F41) (1)

Fidelity VIP Government Money Market Portfolio (Service Class) Sub-Account (FM8) (1)

Fidelity VIP Overseas Portfolio (Service Class) Sub-Account (F23) (1)

First Eagle Overseas Variable Fund Sub-Account (FE3) (1)

Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (T20) (1)

Franklin Templeton Mutual Shares VIP Fund Class 2 Sub-Account (F54) (1)

Franklin Templeton Small Cap Value VIP Fund Class 2 Sub-Account (F53) (1)

Franklin Templeton Strategic Income VIP Fund Class 2 Sub-Account (T28) (1)

Goldman Sachs VIT Mid Cap Value Fund I Sub-Account (G32) (1)

Goldman Sachs VIT U.S Equity Insights Fund I Class Sub-Account (G31) (1)

Invesco V.I. Growth and Income Fund Series I Sub-Account (IB1) (1)

Invesco V.I. EQV International Equity Fund Series I Sub-Account (A21) (1)

M Capital Appreciation Fund Sub-Account (MB0) (1)

M International Equity Fund Sub-Account (MB1) (1)

M Large Cap Growth Value Fund Sub-Account (MB5) (1)

M Large Cap Value Fund Sub-Account (MA9) (1)

MFS U.S. Government Money Market Portfolio Initial Class Sub-Account (MD8) (1)

MFS VIT Total Return Series Service Class Sub-Account (M35) (1)

MFS VIT I Growth Series Initial Class Sub-Account (M31) (1)

MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (MF1) (1)

MFS VIT I New Discovery Series Initial Class Sub-Account (M05) (1)

MFS VIT I Total Return Bond Series Initial Class Sub-Account (M06) (1)

MFS VIT I Research Series Initial Class Sub-Account (M33) (1)

MFS VIT I Utilities Series Initial Class Sub-Account (M44) (1)

MFS VIT I Utilities Series Service Class Sub-Account (M40) (1)

MFS VIT I Value Series Initial Class Sub-Account (M83) (1)

MFS VIT I Value Series Service Class Sub-Account (M08) (1)

MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MB6) (1)

MFS VIT II Corporate Bond Portfolio S Class Sub-Account (MA0) (1)

MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account (MA1) (1)

MFS VIT II Government Securities Portfolio I Class Sub-Account (M96) (1)

MFS VIT II High Yield Portfolio I Class Sub-Account (MA6) (1)

MFS VIT II International Growth Portfolio I Class Sub-Account (M97) (1)

MFS VIT II International Growth Portfolio S Class Sub-Account (MD5) (1)

MFS VIT II Research International Portfolio S Class Sub-Account (ME3) (1)

MFS VIT III Blended Research Small Cap Equity Portfolio Initial Class Sub-Account (MB8) (1)

MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account (MF6) (1)

MFS VIT III Growth Allocation Portfolio Initial Class Sub-Account (MF8) (1)

MFS VIT III Inflation Adjusted Bond Portfolio Initial Class Sub-Account (MG0) (3)

MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account (MF2) (1)

MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (MG3) (1)

MFS VIT III Moderate Allocation Portfolio Initial Class Sub-Account (MG5) (1)

MFS VIT III New Discovery Value Portfolio Initial Class Sub-Account (ME0) (1)

Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio Class II Sub-Account (V43) (1)

Invesco V.I. Capital Appreciation Fund, Series I Sub-Account (O01) (1)

Invesco V.I. Global Fund, Series II Sub-Account (O20) (1)

PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account (P10) (3)

PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PK8) (1)

PIMCO VIT Real Return Portfolio Admin Class Sub-Account (P06) (1)

PIMCO VIT Total Return Portfolio Admin Class Sub-Account (P07) (1)

T. Rowe Price Blue Chip Growth Portfolio Sub-Account (307) (1)

(1)

Statement of assets and liabilities as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. Financial highlights for the years or periods ended on or prior to December 31, 2020 were audited by other independent registered public accountants.

(2)	Formerly AB VPS Growth and Income Portfolio (Class B).

(3)	Statement of operations for the year ended December 31, 2023, and the statements of changes in net assets for each of the years in the two-year period then ended.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2023

		Assets			Liabilities

	Shares	Cost	Investments at fair value	Total Assets	Payable to Sponsor	Net Assets

AB VPS Relative Value Portfolio (Class B) Sub-Account (A71) ¹	3,140	$87,895	$90,362	$90,362	$-	$90,362
AB VPS Sustainable Global Thematic Growth (Class B) Sub-Account (A70)	74	2,200	2,305	2,305	-	2,305
Alger Mid Cap Growth Portfolio I-2 Sub-Account (A54)	3,400	56,262	57,282	57,282	-	57,282
American Funds Insurance Series Growth Income Fund Class 2 Sub-Account (302)	784	37,368	45,731	45,731	-	45,731
BlackRock Global Allocation V.I. Fund (Class III) Sub-Account (B18)	4,539	66,329	59,147	59,147	-	59,147
Columbia Variable Portfolio - Large Cap Growth Fund Class 2 Sub-Account (C60)	1,070	16,859	38,548	38,548	-	38,548
LVIP Delaware SMID Cap Core Fund - Standard Class Sub-Account (D37)	1,213	29,849	31,005	31,005	-	31,005
DWS Small Cap Index VIP Class B Sub-Account (D55)	1,550	22,224	21,111	21,111	-	21,111
DWS Small Mid Cap Value VIP Class A Sub-Account (S61)	934	13,123	12,946	12,946	-	12,946
BNY Mellon Investment Portfolios: MidCap Stock Portfolio, Initial Shares Sub-Account (D18)	6,883	129,951	128,570	128,570	-	128,570
Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account (FD7)	10,927	192,882	235,370	235,370	1	235,369
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (F24)	1,484	52,737	69,475	69,475	-	69,475
Fidelity VIP Contrafund Portfolio (Service Class) Sub-Account (F29)	3,353	121,757	161,950	161,950	-	161,950
Fidelity VIP Growth Portfolio (Service Class) Sub-Account (F21)[4]	-	-	-	-	-	-
Fidelity VIP Index 500 Portfolio (Service Class 2) Sub-Account (F26)	262	67,241	119,101	119,101	-	119,101
Fidelity VIP Index 500 Portfolio (Service Class) Sub-Account (FM7)	610	159,086	280,497	280,497	-	280,497
Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account (F41)	2,426	79,440	84,165	84,165	-	84,165
Fidelity VIP Government Money Market Portfolio (Service Class) Sub-Account (FM8)	6,392	6,392	6,392	6,392	-	6,392
Fidelity VIP Overseas Portfolio (Service Class) Sub-Account (F23)	4,752	100,609	122,020	122,020	-	122,020
First Eagle Overseas Variable Fund Sub-Account (FE3)	751	18,852	16,969	16,969	-	16,969
Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (T20)	3,071	40,587	43,725	43,725	-	43,725
Franklin Templeton Growth VIP Fund Class 2 Sub-Account (F56) ²	-	-	-	-	-	-
Franklin Templeton Mutual Shares VIP Fund Class 2 Sub-Account (F54)	364	5,626	5,579	5,579	-	5,579
Franklin Templeton Small Cap Value VIP Fund Class 2 Sub-Account (F53)	3,501	53,626	46,454	46,454	-	46,454
Franklin Templeton Strategic Income VIP Fund Class 2 Sub-Account (T28)	844	9,713	7,603	7,603	-	7,603
Goldman Sachs VIT Mid Cap Value Fund I Sub-Account (G32)	6	90	91	91	-	91
Goldman Sachs VIT U.S Equity Insights Fund I Class Sub-Account (G31)	911	16,476	17,796	17,796	-	17,796
Invesco V.I. Growth and Income Fund Series I Sub-Account (IB1)	209	4,020	3,943	3,943	-	3,943
Invesco V.I. EQV International Equity Fund Series I Sub-Account (A21)	1,665	51,698	56,746	56,746	-	56,746
M Capital Appreciation Fund Sub-Account (MB0)	1,311	33,009	32,016	32,016	-	32,016
M International Equity Fund Sub-Account (MB1)	2,039	24,994	27,709	27,709	-	27,709
M Large Cap Growth Value Fund Sub-Account (MB5)	2,326	63,041	67,594	67,594	-	67,594
M Large Cap Value Fund Sub-Account (MA9)	2,587	32,992	37,958	37,958	-	37,958
MFS U.S. Government Money Market Portfolio Initial Class Sub-Account (MD8)	49,082	49,082	49,082	49,082	-	49,082
MFS VIT Total Return Series Service Class Sub-Account (M35)	1,152	25,741	26,122	26,122	-	26,122
MFS VIT I Growth Series Initial Class Sub-Account (M31)	37	1,911	2,257	2,257	-	2,257
MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (MF1)	3,644	28,405	31,231	31,231	-	31,231
MFS VIT I New Discovery Series Initial Class Sub-Account (M05)	722	12,252	9,338	9,338	-	9,338
MFS VIT I Total Return Bond Series Initial Class Sub-Account (M06)	11,782	151,496	137,852	137,852	-	137,852
MFS VIT I Research Series Initial Class Sub-Account (M33)	1,390	40,254	44,434	44,434	-	44,434
MFS VIT I Utilities Series Initial Class Sub-Account (M44)	83	2,662	2,663	2,663	-	2,663
MFS VIT I Utilities Series Service Class Sub-Account (M40)	600	20,758	18,916	18,916	-	18,916
MFS VIT I Value Series Initial Class Sub-Account (M83)	2,279	44,895	48,465	48,465	-	48,465
MFS VIT I Value Series Service Class Sub-Account (M08)	6,914	131,958	143,175	143,175	-	143,175
MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MB6)	118	5,856	6,529	6,529	-	6,529
MFS VIT II Corporate Bond Portfolio S Class Sub-Account (MA0)	4,386	50,776	41,099	41,099	-	41,099
MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account (MA1)	-	2	1	1	-	1
MFS VIT II Government Securities Portfolio I Class Sub-Account (M96)	701	7,720	7,620	7,620	-	7,620

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2023

		Assets			Liabilities

	Shares	Cost	Investments at fair value	Total Assets	Payable to Sponsor	Net Assets

MFS VIT II High Yield Portfolio I Class Sub-Account (MA6)	8,438	$41,791	$42,191	$42,191	$-	$42,191
MFS VIT II International Growth Portfolio I Class Sub-Account (M97)	54	721	786	786	-	786
MFS VIT II International Growth Portfolio S Class Sub-Account (MD5)	2,617	35,946	37,769	37,769	-	37,769
MFS VIT II Research International Portfolio S Class Sub-Account (ME3)	33	468	545	545	-	545
MFS VIT III Blended Research Small Cap Equity Portfolio Initial Class Sub-Account (MB8)	1,441	15,334	14,424	14,424	-	14,424
MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account (MF6)	3,002	41,954	39,270	39,270	-	39,270
MFS VIT III Growth Allocation Portfolio Initial Class Sub-Account (MF8)[3]	-	-	-	-	-	-
MFS VIT III Inflation Adjusted Bond Portfolio Initial Class Sub-Account (MG0)[4]	-	-	-	-	-	-
MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account (MF2)	49,398	498,396	492,501	492,501	1	492,500
MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (MG3)	7,224	60,642	71,016	71,016	-	71,016
MFS VIT III Moderate Allocation Portfolio Initial Class Sub-Account (MG5)	122,186	1,625,068	1,309,834	1,309,834	4	1,309,830
MFS VIT III New Discovery Value Portfolio Initial Class Sub-Account (ME0)	110	826	875	875	-	875
Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio Class II Sub-Account (V43)	3,733	40,942	15,119	15,119	-	15,119
Invesco V.I. Capital Appreciation Fund, Series I Sub-Account (O01)	420	20,143	19,753	19,753	-	19,753
Invesco V.I. Global Fund, Series II Sub-Account (O20)	1,215	44,361	43,145	43,145	-	43,145
PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account (P10)[4]	-	-	-	-	-	-
PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PK8)	8,707	97,566	91,857	91,857	-	91,857
PIMCO VIT Global Managed Asset Allocation Portfolio Administrative Class Sub-Account (PK9) ²	-	-	-	-	-	-
PIMCO VIT Real Return Portfolio Admin Class Sub-Account (P06)	44	519	509	509	-	509
PIMCO VIT Total Return Portfolio Admin Class Sub-Account (P07)	3,201	31,287	29,382	29,382	-	29,382
T. Rowe Price Blue Chip Growth Portfolio Sub-Account (307)	5,604	206,508	258,840	258,840	-	258,840

1This Sub-Account had a name change in 2023. Refer to Note 1 in the Variable Account’s Notes to Financial Statements for more information.

2This sub-account is active but had zero balance as of December 31, 2023, and no activity for the years ended December 31, 2023 and 2022, respectively. Therefore, this sub-account is not disclosed in the Statements of Operations and Statements of Changes in Net Assets.

3This Sub-Account had a fractional share at December 31, 2023 which was reported as zero due to rounding.

4This Sub-Account is active but had zero balance at December 31, 2023.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2023

	Total Units	Net Assets
A71	2,132	$90,362
A70	103	$2,305
A54	1,153	57,282
302	836	45,731
B18	2,394	59,147
C60	1,305	38,548
D37	416	31,005
D55	321	21,111
S61	285	12,946
D18	2,611	128,570
FD7	5,322	235,369
F24	1,378	69,475
F29	2,109	161,950
F21	-	-
F26	2,868	119,101
FM7	5,210	280,497
F41	2,418	84,165
FM8	463	6,392
F23	4,243	122,020
FE3	856	16,969
T20	1,317	43,725
F56	-	-
F54	264	5,579
F53	1,359	46,454
T28	434	7,603
G32	2	91
G31	370	17,796
IB1	82	3,943
A21	1,619	56,746
MB0	806	32,016
MB1	2,287	27,709
MB5	1,461	67,594

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2023

	Total Units	Net Assets
MA9	1,435	$37,958
MD8	4,484	49,082
M35	1,321	26,122
M31	47	2,257
MF1	758	31,231
M05	297	9,338
M06	11,171	137,852
M33	1,164	44,434
M44	157	2,663
M40	1,157	18,916
M83	1,523	48,465
M08	6,635	143,175
MB6	122	6,529
MA0	2,129	41,099
MA1	-	1
M96	388	7,620
MA6	1,228	42,191
M97	24	786
MD5	1,204	37,769
ME3	37	545
MB8	246	14,424
MF6	716	39,270
MF8	-	-
MG0	-	-
MF2	36,779	492,500
MG3	1,731	71,016
MG5	42,211	1,309,830
ME0	18	875
V43	275	15,119
O01	359	19,753
O20	1,145	43,145
P10	-	-
PK8	2,167	91,857
PK9	-	-
P06	23	509
P07	1,318	29,382
307	3,309	258,840

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2023

	A71	A70	A54

	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$1,498	$-	$-

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(3,849)	(1)	(3,032)
Realized gain distributions	9,460	-	-

Net realized gains (losses)	5,611	(1)	(3,032)

Net change in unrealized appreciation (depreciation)	4,986	105	10,950

Net realized and change in unrealized gains (losses)	10,597	104	7,918

Net increase (decrease) in net assets from operations	$12,095	$104	$7,918

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2023

	302	B18	C60

	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$569	$1,434	$-

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	173	(452)	1,497
Realized gain distributions	2,134	-	-

Net realized gains (losses)	2,307	(452)	1,497

Net change in unrealized appreciation (depreciation)	6,711	5,746	10,330

Net realized and change in unrealized gains (losses)	9,018	5,294	11,827

Net increase (decrease) in net assets from operations	$9,587	$6,728	$11,827

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2023

	D37	D55	S61

	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$325	$213	$137

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	356	(962)	(29)
Realized gain distributions	1,482	606	459

Net realized gains (losses)	1,838	(356)	430

Net change in unrealized appreciation (depreciation)	730	3,710	1,128

Net realized and change in unrealized gains (losses)	2,568	3,354	1,558

Net increase (decrease) in net assets from operations	$2,893	$3,567	$1,695

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2023

	D18	FD7	F24

	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$1,171	$3,383	$164

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	7,874	725	349
Realized gain distributions	4,708	7,946	2,305

Net realized gains (losses)	12,582	8,671	2,654

Net change in unrealized appreciation (depreciation)	10,579	29,633	14,714

Net realized and change in unrealized gains (losses)	23,161	38,304	17,368

Net increase (decrease) in net assets from operations	$24,332	$41,687	$17,532

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2023

	F29	F21	F26

	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$575	$-	$1,400

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	707	568	6,785
Realized gain distributions	5,158	28	1,114

Net realized gains (losses)	5,865	596	7,899

Net change in unrealized appreciation (depreciation)	34,197	173	16,897

Net realized and change in unrealized gains (losses)	40,062	769	24,796

Net increase (decrease) in net assets from operations	$40,637	$769	$26,196

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2023

	FM7	F41	FM8

	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$4,543	$306	$517

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	78,891	(71)	-
Realized gain distributions	3,206	2,292	-

Net realized gains (losses)	82,097	2,221	-

Net change in unrealized appreciation (depreciation)	(12,796)	8,451	-

Net realized and change in unrealized gains (losses)	69,301	10,672	-

Net increase (decrease) in net assets from operations	$73,844	$10,978	$517

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2023

	F23	FE3	T20

	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$1,167	$-	$1,657

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	8,982	(170)	(472)
Realized gain distributions	327	1,243	-

Net realized gains (losses)	9,309	1,073	(472)

Net change in unrealized appreciation (depreciation)	13,899	453	10,295

Net realized and change in unrealized gains (losses)	23,208	1,526	9,823

Net increase (decrease) in net assets from operations	$24,375	$1,526	$11,480

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2023

	F54	F53	T28

	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$103	$224	$337

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(353)	(354)	(43)
Realized gain distributions	475	2,421	-

Net realized gains (losses)	122	2,067	(43)

Net change in unrealized appreciation (depreciation)	486	2,984	284

Net realized and change in unrealized gains (losses)	608	5,051	241

Net increase (decrease) in net assets from operations	$711	$5,275	$578

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2023

	G32	G31	IB1

	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$1	$113	$60

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	-	(5)	(24)
Realized gain distributions	2	-	475

Net realized gains (losses)	2	(5)	451

Net change in unrealized appreciation (depreciation)	6	3,327	(66)

Net realized and change in unrealized gains (losses)	8	3,322	385

Net increase (decrease) in net assets from operations	$9	$3,435	$445

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2023

	A21	MB0	MB1

	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$123	$130	$791

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	464	(86)	(72)
Realized gain distributions	46	1,968	-

Net realized gains (losses)	510	1,882	(72)

Net change in unrealized appreciation (depreciation)	8,065	4,171	3,084

Net realized and change in unrealized gains (losses)	8,575	6,053	3,012

Net increase (decrease) in net assets from operations	$8,698	$6,183	$3,803

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2023

	MB5	MA9	MD8

	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$-	$816	$2,381

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	81	69	-
Realized gain distributions	3,421	548	-

Net realized gains (losses)	3,502	617	-

Net change in unrealized appreciation (depreciation)	12,976	1,274	-

Net realized and change in unrealized gains (losses)	16,478	1,891	-

Net increase (decrease) in net assets from operations	$16,478	$2,707	$2,381

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2023

	M35	M31	MF1

	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$452	$-	$-

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	4	2,699	(10,564)
Realized gain distributions	1,078	950	390

Net realized gains (losses)	1,082	3,649	(10,174)

Net change in unrealized appreciation (depreciation)	896	342	15,952

Net realized and change in unrealized gains (losses)	1,978	3,991	5,778

Net increase (decrease) in net assets from operations	$2,430	$3,991	$5,778

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2023

	M05	M06	M33

	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$-	$4,238	$208

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(81)	(1,044)	(11)
Realized gain distributions	-	-	2,193

Net realized gains (losses)	(81)	(1,044)	2,182

Net change in unrealized appreciation (depreciation)	1,225	6,421	5,760

Net realized and change in unrealized gains (losses)	1,144	5,377	7,942

Net increase (decrease) in net assets from operations	$1,144	$9,615	$8,150

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2023

	M44	M40	M83

	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$95	$630	$746

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	10	(5)	5,473
Realized gain distributions	146	1,057	3,138

Net realized gains (losses)	156	1,052	8,611

Net change in unrealized appreciation (depreciation)	(310)	(2,129)	(5,901)

Net realized and change in unrealized gains (losses)	(154)	(1,077)	2,710

Net increase (decrease) in net assets from operations	$(59)	$(447)	$3,456

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2023

	M08	MB6	MA0

	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$1,917	$83	$1,452

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	778	61	(482)
Realized gain distributions	9,610	464	-

Net realized gains (losses)	10,388	525	(482)

Net change in unrealized appreciation (depreciation)	(2,149)	850	2,454

Net realized and change in unrealized gains (losses)	8,239	1,375	1,972

Net increase (decrease) in net assets from operations	$10,156	$1,458	$3,424

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2023

	MA1	M96	MA6

	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$12	$222	$3,321

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(282)	(1,330)	(3,878)
Realized gain distributions	-	-	-

Net realized gains (losses)	(282)	(1,330)	(3,878)

Net change in unrealized appreciation (depreciation)	328	1,562	6,534

Net realized and change in unrealized gains (losses)	46	232	2,656

Net increase (decrease) in net assets from operations	$58	$454	$5,977

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2023

	M97	MD5	ME3

	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$44	$325	$4

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	478	(69)	10
Realized gain distributions	126	1,139	-

Net realized gains (losses)	604	1,070	10

Net change in unrealized appreciation (depreciation)	53	3,281	51

Net realized and change in unrealized gains (losses)	657	4,351	61

Net increase (decrease) in net assets from operations	$701	$4,676	$65

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2023

	MB8	MF6	MF8

	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$162	$397	$-

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(2,581)	(1,670)	-
Realized gain distributions	706	3,229	-

Net realized gains (losses)	(1,875)	1,559	-

Net change in unrealized appreciation (depreciation)	4,527	2,593	2

Net realized and change in unrealized gains (losses)	2,652	4,152	2

Net increase (decrease) in net assets from operations	$2,814	$4,549	$2

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2023

	MG0	MF2	MG3

	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$611	$7,552	$1,172

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(7,421)	(2,287)	372
Realized gain distributions	-	-	2,222

Net realized gains (losses)	(7,421)	(2,287)	2,594

Net change in unrealized appreciation (depreciation)	5,849	23,220	4,337

Net realized and change in unrealized gains (losses)	(1,572)	20,933	6,931

Net increase (decrease) in net assets from operations	$(961)	$28,485	$8,103

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2023

	MG5	ME0	V43

	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$33,657	$57	$-

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(4,574)	(235)	(8,109)
Realized gain distributions	79,487	413	-

Net realized gains (losses)	74,913	178	(8,109)

Net change in unrealized appreciation (depreciation)	43,550	5	12,936

Net realized and change in unrealized gains (losses)	118,463	183	4,827

Net increase (decrease) in net assets from operations	$152,120	$240	$4,827

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2023

	O01	O20	P10

	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$-	$-	$2,554

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(44)	(137)	(3,006)
Realized gain distributions	-	4,614	-

Net realized gains (losses)	(44)	4,477	(3,006)

Net change in unrealized appreciation (depreciation)	5,241	6,767	(310)

Net realized and change in unrealized gains (losses)	5,197	11,244	(3,316)

Net increase (decrease) in net assets from operations	$5,197	$11,244	$(762)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2023

	PK8	P06	P07

	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$5,233	$17	$1,602

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(5,148)	(1,924)	(5,049)
Realized gain distributions	-	-	-

Net realized gains (losses)	(5,148)	(1,924)	(5,049)

Net change in unrealized appreciation (depreciation)	9,574	1,984	5,670

Net realized and change in unrealized gains (losses)	4,426	60	621

Net increase (decrease) in net assets from operations	$9,659	$77	$2,223

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2023

307

Sub-Account

Income:
Dividend income	$-

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	31,889
Realized gain distributions	-

Net realized gains (losses)	31,889

Net change in unrealized appreciation (depreciation)	67,799

Net realized and change in unrealized gains (losses)	99,688

Net increase (decrease) in net assets from operations	$99,688

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

	A71 Sub-Account		A70 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022
Operations:
Net investment income (loss)	$1,498	$1,287	$-	$-
Net realized gains (losses)	5,611	19,744	(1)	-
Net change in unrealized appreciation (depreciation)	4,986	(27,275)	105	-
Increase (decrease) in net assets from operations	12,095	(6,244)	104	-

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,270	13,278	-	-
Transfers between Sub-Accounts (including the Fixed Account), net	(172)	127	2,225	-
Withdrawals, surrenders, annuitizations and contract charges	(31,233)	(489)	(3)	-
Mortality and expense risk charges	-	-	-	-
Cost of insurance and administrative expense charges	(14,710)	(17,265)	(21)	-
Net increase/decrease from Contract Owner Transactions	(44,845)	(4,349)	2,201	-

Total increase (decrease) in net assets	(32,750)	(10,593)	2,305	-

Net assets at beginning of year	123,112	133,705	-	-
Net assets at end of year	$90,362	$123,112	$2,305	$-

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

	A54 Sub-Account		302 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022
Operations:
Net investment income (loss)	$-	$-	$569	$510
Net realized gains (losses)	(3,032)	(512)	2,307	3,920
Net change in unrealized appreciation (depreciation)	10,950	(8,286)	6,711	(11,958)
Increase (decrease) in net assets from operations	7,918	(8,798)	9,587	(7,528)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	90	90	-	-
Transfers between Sub-Accounts (including the Fixed Account), net	40,232	7	-	-
Withdrawals, surrenders, annuitizations and contract charges	(96)	(68)	(1,264)	-
Mortality and expense risk charges	-	-	(20)	(19)
Cost of insurance and administrative expense charges	(3,883)	(3,571)	(387)	(333)
Net increase/decrease from Contract Owner Transactions	36,343	(3,542)	(1,671)	(352)

Total increase (decrease) in net assets	44,261	(12,340)	7,916	(7,880)

Net assets at beginning of year	13,021	25,361	37,815	45,695
Net assets at end of year	$57,282	$13,021	$45,731	$37,815

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

	B18 Sub-Account		C60 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022
Operations:
Net investment income (loss)	$1,434	$-	$-	$-
Net realized gains (losses)	(452)	766	1,497	3,629
Net change in unrealized appreciation (depreciation)	5,746	(12,014)	10,330	(16,776)
Increase (decrease) in net assets from operations	6,728	(11,248)	11,827	(13,147)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	-	-	1,002	1,002
Transfers between Sub-Accounts (including the Fixed Account), net	-	-	(849)	899
Withdrawals, surrenders, annuitizations and contract charges	(9)	(9)	(16)	(5,109)
Mortality and expense risk charges	(25)	(27)	-	-
Cost of insurance and administrative expense charges	(3,556)	(3,535)	(1,115)	(912)
Net increase/decrease from Contract Owner Transactions	(3,590)	(3,571)	(978)	(4,120)

Total increase (decrease) in net assets	3,138	(14,819)	10,849	(17,267)

Net assets at beginning of year	56,009	70,828	27,699	44,966
Net assets at end of year	$59,147	$56,009	$38,548	$27,699

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

	D37 Sub-Account		D55 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022
Operations:
Net investment income (loss)	$325	$51	$213	$164
Net realized gains (losses)	1,838	632	(356)	4,527
Net change in unrealized appreciation (depreciation)	730	(2,774)	3,710	(11,217)
Increase (decrease) in net assets from operations	2,893	(2,091)	3,567	(6,526)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	-	-	452	452
Transfers between Sub-Accounts (including the Fixed Account), net	19,724	(77)	(110)	-
Withdrawals, surrenders, annuitizations and contract charges	(41)	(33)	(6,431)	(137)
Mortality and expense risk charges	-	-	-	-
Cost of insurance and administrative expense charges	(2,230)	(2,707)	(773)	(760)
Net increase/decrease from Contract Owner Transactions	17,453	(2,817)	(6,862)	(445)

Total increase (decrease) in net assets	20,346	(4,908)	(3,295)	(6,971)

Net assets at beginning of year	10,659	15,567	24,406	31,377
Net assets at end of year	$31,005	$10,659	$21,111	$24,406

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

	S61 Sub-Account		D18 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022
Operations:
Net investment income (loss)	$137	$103	$1,171	$1,066
Net realized gains (losses)	430	161	12,582	37,759
Net change in unrealized appreciation (depreciation)	1,128	(2,426)	10,579	(62,445)
Increase (decrease) in net assets from operations	1,695	(2,162)	24,332	(23,620)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	254	254	1,896	1,896
Transfers between Sub-Accounts (including the Fixed Account), net	-	-	(417)	(5)
Withdrawals, surrenders, annuitizations and contract charges	(41)	(43)	(34,230)	(578)
Mortality and expense risk charges	-	-	-	-
Cost of insurance and administrative expense charges	(400)	(336)	(4,705)	(4,280)
Net increase/decrease from Contract Owner Transactions	(187)	(125)	(37,456)	(2,967)

Total increase (decrease) in net assets	1,508	(2,287)	(13,124)	(26,587)

Net assets at beginning of year	11,438	13,725	141,694	168,281
Net assets at end of year	$12,946	$11,438	$128,570	$141,694

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

	FD7 Sub-Account		F24 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022
Operations:
Net investment income (loss)	$3,383	$2,279	$164	$160
Net realized gains (losses)	8,671	14,156	2,654	3,034
Net change in unrealized appreciation (depreciation)	29,633	(61,460)	14,714	(22,949)
Increase (decrease) in net assets from operations	41,687	(45,025)	17,532	(19,755)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,501	1,501	-	-
Transfers between Sub-Accounts (including the Fixed Account), net	(1)	4	-	-
Withdrawals, surrenders, annuitizations and contract charges	(106)	(107)	(1,880)	(1)
Mortality and expense risk charges	(103)	(102)	(33)	(30)
Cost of insurance and administrative expense charges	(6,565)	(7,024)	(582)	(504)
Net increase/decrease from Contract Owner Transactions	(5,274)	(5,728)	(2,495)	(535)

Total increase (decrease) in net assets	36,413	(50,753)	15,037	(20,290)

Net assets at beginning of year	198,956	249,709	54,438	74,728
Net assets at end of year	$235,369	$198,956	$69,475	$54,438

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

	F29 Sub-Account		F21 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022
Operations:
Net investment income (loss)	$575	$549	$-	$22
Net realized gains (losses)	5,865	7,282	596	384
Net change in unrealized appreciation (depreciation)	34,197	(52,069)	173	(1,710)
Increase (decrease) in net assets from operations	40,637	(44,238)	769	(1,304)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,447	1,447	97	194
Transfers between Sub-Accounts (including the Fixed Account), net	245	(459)	(1)	-
Withdrawals, surrenders, annuitizations and contract charges	(351)	(337)	(4,860)	(26)
Mortality and expense risk charges	-	-	-	-
Cost of insurance and administrative expense charges	(2,698)	(2,423)	(54)	(107)
Net increase/decrease from Contract Owner Transactions	(1,357)	(1,772)	(4,818)	61

Total increase (decrease) in net assets	39,280	(46,010)	(4,049)	(1,243)

Net assets at beginning of year	122,670	168,680	4,049	5,292
Net assets at end of year	$161,950	$122,670	$-	$4,049

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

	F26 Sub-Account		FM7 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022
Operations:
Net investment income (loss)	$1,400	$1,466	$4,543	$4,672
Net realized gains (losses)	7,899	14,343	82,097	10,672
Net change in unrealized appreciation (depreciation)	16,897	(42,487)	(12,796)	(86,520)
Increase (decrease) in net assets from operations	26,196	(26,678)	73,844	(71,176)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,309	3,309	2,449	8,892
Transfers between Sub-Accounts (including the Fixed Account), net	11,963	1,015	(426)	9,108
Withdrawals, surrenders, annuitizations and contract charges	(22,515)	(12,185)	(104,149)	(1,351)
Mortality and expense risk charges	(6)	(7)	-	-
Cost of insurance and administrative expense charges	(10,792)	(12,379)	(9,550)	(11,847)
Net increase/decrease from Contract Owner Transactions	(18,041)	(20,247)	(111,676)	4,802

Total increase (decrease) in net assets	8,155	(46,925)	(37,832)	(66,374)

Net assets at beginning of year	110,946	157,871	318,329	384,703
Net assets at end of year	$119,101	$110,946	$280,497	$318,329

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

	F41 Sub-Account		FM8 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022
Operations:
Net investment income (loss)	$306	$226	$517	$154
Net realized gains (losses)	2,221	6,450	-	-
Net change in unrealized appreciation (depreciation)	8,451	(21,596)	-	-
Increase (decrease) in net assets from operations	10,978	(14,920)	517	154

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,025	1,025	231	263
Transfers between Sub-Accounts (including the Fixed Account), net	4,630	508	-	-
Withdrawals, surrenders, annuitizations and contract charges	(9,056)	(2,637)	(5,476)	(39)
Mortality and expense risk charges	(23)	(24)	-	-
Cost of insurance and administrative expense charges	(4,201)	(4,817)	(329)	(320)
Net increase/decrease from Contract Owner Transactions	(7,625)	(5,945)	(5,574)	(96)

Total increase (decrease) in net assets	3,353	(20,865)	(5,057)	58

Net assets at beginning of year	80,812	101,677	11,449	11,391
Net assets at end of year	$84,165	$80,812	$6,392	$11,449

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

	F23 Sub-Account		FE3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022
Operations:
Net investment income (loss)	$1,167	$1,293	$-	$333
Net realized gains (losses)	9,309	2,125	1,073	595
Net change in unrealized appreciation (depreciation)	13,899	(44,767)	453	(2,333)
Increase (decrease) in net assets from operations	24,375	(41,349)	1,526	(1,405)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,974	1,974	745	745
Transfers between Sub-Accounts (including the Fixed Account), net	(151)	(53)	80	(179)
Withdrawals, surrenders, annuitizations and contract charges	(25,334)	(559)	(5)	(1,179)
Mortality and expense risk charges	-	-	-	-
Cost of insurance and administrative expense charges	(3,920)	(3,531)	(718)	(611)
Net increase/decrease from Contract Owner Transactions	(27,431)	(2,169)	102	(1,224)

Total increase (decrease) in net assets	(3,056)	(43,518)	1,628	(2,629)

Net assets at beginning of year	125,076	168,594	15,341	17,970
Net assets at end of year	$122,020	$125,076	$16,969	$15,341

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

	T20 Sub-Account		F54 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022
Operations:
Net investment income (loss)	$1,657	$2,202	$103	$113
Net realized gains (losses)	(472)	(858)	122	330
Net change in unrealized appreciation (depreciation)	10,295	(7,450)	486	(964)
Increase (decrease) in net assets from operations	11,480	(6,106)	711	(521)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,127	1,224	-	-
Transfers between Sub-Accounts (including the Fixed Account), net	(223)	51	(28)	(179)
Withdrawals, surrenders, annuitizations and contract charges	(37,269)	(360)	(7)	(2,946)
Mortality and expense risk charges	-	-	-	-
Cost of insurance and administrative expense charges	(1,691)	(4,083)	(899)	(774)
Net increase/decrease from Contract Owner Transactions	(38,056)	(3,168)	(934)	(3,899)

Total increase (decrease) in net assets	(26,576)	(9,274)	(223)	(4,420)

Net assets at beginning of year	70,301	79,575	5,802	10,222
Net assets at end of year	$43,725	$70,301	$5,579	$5,802

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

	F53 Sub-Account		T28 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022
Operations:
Net investment income (loss)	$224	$412	$337	$315
Net realized gains (losses)	2,067	7,470	(43)	(34)
Net change in unrealized appreciation (depreciation)	2,984	(12,507)	284	(1,147)
Increase (decrease) in net assets from operations	5,275	(4,625)	578	(866)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,025	1,025	-	-
Transfers between Sub-Accounts (including the Fixed Account), net	45	-	-	-
Withdrawals, surrenders, annuitizations and contract charges	(8)	(10)	(10)	(11)
Mortality and expense risk charges	(11)	(11)	-	-
Cost of insurance and administrative expense charges	(858)	(944)	(89)	(78)
Net increase/decrease from Contract Owner Transactions	193	60	(99)	(89)

Total increase (decrease) in net assets	5,468	(4,565)	479	(955)

Net assets at beginning of year	40,986	45,551	7,124	8,079
Net assets at end of year	$46,454	$40,986	$7,603	$7,124

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

	G32 Sub-Account		G31 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022
Operations:
Net investment income (loss)	$1	$1	$113	$128
Net realized gains (losses)	2	14	(5)	73
Net change in unrealized appreciation (depreciation)	6	(23)	3,327	(3,775)
Increase (decrease) in net assets from operations	9	(8)	3,435	(3,574)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	-	-	413	413
Transfers between Sub-Accounts (including the Fixed Account), net	-	-	-	-
Withdrawals, surrenders, annuitizations and contract charges	-	(2)	(61)	(63)
Mortality and expense risk charges	-	-	-	-
Cost of insurance and administrative expense charges	(2)	(2)	(462)	(364)
Net increase/decrease from Contract Owner Transactions	(2)	(4)	(110)	(14)

Total increase (decrease) in net assets	7	(12)	3,325	(3,588)

Net assets at beginning of year	84	96	14,471	18,059
Net assets at end of year	$91	$84	$17,796	$14,471

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

	IB1 Sub-Account		A21 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022
Operations:
Net investment income (loss)	$60	$58	$123	$249
Net realized gains (losses)	451	314	510	243
Net change in unrealized appreciation (depreciation)	(66)	(588)	8,065	(7,720)
Increase (decrease) in net assets from operations	445	(216)	8,698	(7,228)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	158	158	79	34,727
Transfers between Sub-Accounts (including the Fixed Account), net	-	-	40,619	1,109
Withdrawals, surrenders, annuitizations and contract charges	(13)	(15)	(139)	(88)
Mortality and expense risk charges	-	-	-	-
Cost of insurance and administrative expense charges	(94)	(87)	(37,900)	(22,352)
Net increase/decrease from Contract Owner Transactions	51	56	2,659	13,396

Total increase (decrease) in net assets	496	(160)	11,357	6,168

Net assets at beginning of year	3,447	3,607	45,389	39,221
Net assets at end of year	$3,943	$3,447	$56,746	$45,389

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

	MB0 Sub-Account		MB1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022
Operations:
Net investment income (loss)	$130	$-	$791	$670
Net realized gains (losses)	1,882	1,622	(72)	211
Net change in unrealized appreciation (depreciation)	4,171	(7,493)	3,084	(4,870)
Increase (decrease) in net assets from operations	6,183	(5,871)	3,803	(3,989)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,025	1,025	1,235	1,235
Transfers between Sub-Accounts (including the Fixed Account), net	(54)	260	(287)	483
Withdrawals, surrenders, annuitizations and contract charges	(15)	(3,154)	(11)	(1,686)
Mortality and expense risk charges	-	-	-	-
Cost of insurance and administrative expense charges	(928)	(781)	(1,083)	(914)
Net increase/decrease from Contract Owner Transactions	28	(2,650)	(146)	(882)

Total increase (decrease) in net assets	6,211	(8,521)	3,657	(4,871)

Net assets at beginning of year	25,805	34,326	24,052	28,923
Net assets at end of year	$32,016	$25,805	$27,709	$24,052

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

	MB5 Sub-Account		MA9 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022
Operations:
Net investment income (loss)	$-	$-	$816	$716
Net realized gains (losses)	3,502	5,228	617	2,261
Net change in unrealized appreciation (depreciation)	12,976	(22,851)	1,274	(3,507)
Increase (decrease) in net assets from operations	16,478	(17,623)	2,707	(530)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,818	1,818	1,305	1,305
Transfers between Sub-Accounts (including the Fixed Account), net	(299)	842	360	(949)
Withdrawals, surrenders, annuitizations and contract charges	(35)	(4,377)	(20)	(4,199)
Mortality and expense risk charges	-	-	-	-
Cost of insurance and administrative expense charges	(1,316)	(1,083)	(1,268)	(1,105)
Net increase/decrease from Contract Owner Transactions	168	(2,800)	377	(4,948)

Total increase (decrease) in net assets	16,646	(20,423)	3,084	(5,478)

Net assets at beginning of year	50,948	71,371	34,874	40,352
Net assets at end of year	$67,594	$50,948	$37,958	$34,874

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

	MD8 Sub-Account		M35 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022
Operations:
Net investment income (loss)	$2,381	$687	$452	$365
Net realized gains (losses)	-	-	1,082	2,193
Net change in unrealized appreciation (depreciation)	-	-	896	(5,210)
Increase (decrease) in net assets from operations	2,381	687	2,430	(2,652)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	-	-	-	-
Transfers between Sub-Accounts (including the Fixed Account), net	1,077	138	-	-
Withdrawals, surrenders, annuitizations and contract charges	(1,928)	(2)	(33)	(34)
Mortality and expense risk charges	(27)	(33)	-	-
Cost of insurance and administrative expense charges	(9,771)	(12,080)	(298)	(259)
Net increase/decrease from Contract Owner Transactions	(10,649)	(11,977)	(331)	(293)

Total increase (decrease) in net assets	(8,268)	(11,290)	2,099	(2,945)

Net assets at beginning of year	57,350	68,640	24,023	26,968
Net assets at end of year	$49,082	$57,350	$26,122	$24,023

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

	M31 Sub-Account		MF1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022
Operations:
Net investment income (loss)	$-	$-	$-	$-
Net realized gains (losses)	3,649	376	(10,174)	4,119
Net change in unrealized appreciation (depreciation)	342	(14,890)	15,952	(21,752)
Increase (decrease) in net assets from operations	3,991	(14,514)	5,778	(17,633)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	-	18,407	-	-
Transfers between Sub-Accounts (including the Fixed Account), net	-	3,132	19,767	(9,672)
Withdrawals, surrenders, annuitizations and contract charges	(36)	(91)	(25,156)	(173)
Mortality and expense risk charges	-	-	-	-
Cost of insurance and administrative expense charges	(20,114)	(45,390)	(2,274)	(5,856)
Net increase/decrease from Contract Owner Transactions	(20,150)	(23,942)	(7,663)	(15,701)

Total increase (decrease) in net assets	(16,159)	(38,456)	(1,885)	(33,334)

Net assets at beginning of year	18,416	56,872	33,116	66,450
Net assets at end of year	$2,257	$18,416	$31,231	$33,116

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

	M05 Sub-Account		M06 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022
Operations:
Net investment income (loss)	$-	$-	$4,238	$3,894
Net realized gains (losses)	(81)	2,499	(1,044)	817
Net change in unrealized appreciation (depreciation)	1,225	(5,808)	6,421	(27,221)
Increase (decrease) in net assets from operations	1,144	(3,309)	9,615	(22,510)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	481	481	941	941
Transfers between Sub-Accounts (including the Fixed Account), net	-	-	2,566	(300)
Withdrawals, surrenders, annuitizations and contract charges	(44)	(46)	(2,928)	(8,413)
Mortality and expense risk charges	-	-	(43)	(45)
Cost of insurance and administrative expense charges	(268)	(250)	(4,563)	(3,990)
Net increase/decrease from Contract Owner Transactions	169	185	(4,027)	(11,807)

Total increase (decrease) in net assets	1,313	(3,124)	5,588	(34,317)

Net assets at beginning of year	8,025	11,149	132,264	166,581
Net assets at end of year	$9,338	$8,025	$137,852	$132,264

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

	M33 Sub-Account		M44 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022
Operations:
Net investment income (loss)	$208	$186	$95	$66
Net realized gains (losses)	2,182	6,083	156	120
Net change in unrealized appreciation (depreciation)	5,760	(14,098)	(310)	(170)
Increase (decrease) in net assets from operations	8,150	(7,829)	(59)	16

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,340	1,340	79	79
Transfers between Sub-Accounts (including the Fixed Account), net	46	(105)	-	-
Withdrawals, surrenders, annuitizations and contract charges	(43)	(4,873)	(12)	(13)
Mortality and expense risk charges	-	-	-	-
Cost of insurance and administrative expense charges	(1,123)	(953)	(69)	(69)
Net increase/decrease from Contract Owner Transactions	220	(4,591)	(2)	(3)

Total increase (decrease) in net assets	8,370	(12,420)	(61)	13

Net assets at beginning of year	36,064	48,484	2,724	2,711
Net assets at end of year	$44,434	$36,064	$2,663	$2,724

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

	M40 Sub-Account		M83 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022
Operations:
Net investment income (loss)	$630	$443	$746	$1,175
Net realized gains (losses)	1,052	782	8,611	6,156
Net change in unrealized appreciation (depreciation)	(2,129)	(1,132)	(5,901)	(13,005)
Increase (decrease) in net assets from operations	(447)	93	3,456	(5,674)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	-	-	366	366
Transfers between Sub-Accounts (including the Fixed Account), net	-	-	-	-
Withdrawals, surrenders, annuitizations and contract charges	(508)	(10)	(37,507)	(283)
Mortality and expense risk charges	(7)	(7)	-	-
Cost of insurance and administrative expense charges	(192)	(179)	(722)	(5,125)
Net increase/decrease from Contract Owner Transactions	(707)	(196)	(37,863)	(5,042)

Total increase (decrease) in net assets	(1,154)	(103)	(34,407)	(10,716)

Net assets at beginning of year	20,070	20,173	82,872	93,588
Net assets at end of year	$18,916	$20,070	$48,465	$82,872

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

	M08 Sub-Account		MB6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022
Operations:
Net investment income (loss)	$1,917	$1,586	$83	$61
Net realized gains (losses)	10,388	9,922	525	977
Net change in unrealized appreciation (depreciation)	(2,149)	(20,912)	850	(2,020)
Increase (decrease) in net assets from operations	10,156	(9,404)	1,458	(982)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,282	1,282	158	158
Transfers between Sub-Accounts (including the Fixed Account), net	401	(605)	-	-
Withdrawals, surrenders, annuitizations and contract charges	(1,272)	(4,206)	(25)	(25)
Mortality and expense risk charges	(48)	(50)	-	-
Cost of insurance and administrative expense charges	(3,974)	(4,067)	(150)	(137)
Net increase/decrease from Contract Owner Transactions	(3,611)	(7,646)	(17)	(4)

Total increase (decrease) in net assets	6,545	(17,050)	1,441	(986)

Net assets at beginning of year	136,630	153,680	5,088	6,074
Net assets at end of year	$143,175	$136,630	$6,529	$5,088

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

	MA0 Sub-Account		MA1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022
Operations:
Net investment income (loss)	$1,452	$1,311	$12	$64
Net realized gains (losses)	(482)	2,210	(282)	24
Net change in unrealized appreciation (depreciation)	2,454	(11,425)	328	(558)
Increase (decrease) in net assets from operations	3,424	(7,904)	58	(470)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	-	-	-	-
Transfers between Sub-Accounts (including the Fixed Account), net	-	-	1,026	136
Withdrawals, surrenders, annuitizations and contract charges	(1,298)	(1)	(1,836)	-
Mortality and expense risk charges	(19)	(21)	-	-
Cost of insurance and administrative expense charges	(374)	(352)	(642)	(833)
Net increase/decrease from Contract Owner Transactions	(1,691)	(374)	(1,452)	(697)

Total increase (decrease) in net assets	1,733	(8,278)	(1,394)	(1,167)

Net assets at beginning of year	39,366	47,644	1,395	2,562
Net assets at end of year	$41,099	$39,366	$1	$1,395

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

	M96 Sub-Account		MA6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022
Operations:
Net investment income (loss)	$222	$265	$3,321	$2,085
Net realized gains (losses)	(1,330)	(29)	(3,878)	(813)
Net change in unrealized appreciation (depreciation)	1,562	(1,994)	6,534	(5,936)
Increase (decrease) in net assets from operations	454	(1,758)	5,977	(4,664)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	278	5,691	382	6,943
Transfers between Sub-Accounts (including the Fixed Account), net	(40)	2	20,111	128
Withdrawals, surrenders, annuitizations and contract charges	(5,160)	(40)	(16,722)	(119)
Mortality and expense risk charges	-	-	-	-
Cost of insurance and administrative expense charges	(5,263)	(559)	(8,829)	(5,256)
Net increase/decrease from Contract Owner Transactions	(10,185)	5,094	(5,058)	1,696

Total increase (decrease) in net assets	(9,731)	3,336	919	(2,968)

Net assets at beginning of year	17,351	14,015	41,272	44,240
Net assets at end of year	$7,620	$17,351	$42,191	$41,272

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

	M97 Sub-Account		MD5 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022
Operations:
Net investment income (loss)	$44	$15	$325	$130
Net realized gains (losses)	604	89	1,070	2,150
Net change in unrealized appreciation (depreciation)	53	(1,765)	3,281	(8,337)
Increase (decrease) in net assets from operations	701	(1,661)	4,676	(6,057)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	-	7,579	1,491	1,491
Transfers between Sub-Accounts (including the Fixed Account), net	-	403	(174)	421
Withdrawals, surrenders, annuitizations and contract charges	(11)	(18)	(15)	(2,974)
Mortality and expense risk charges	-	-	-	-
Cost of insurance and administrative expense charges	(7,495)	(8,940)	(1,089)	(917)
Net increase/decrease from Contract Owner Transactions	(7,506)	(976)	213	(1,979)

Total increase (decrease) in net assets	(6,805)	(2,637)	4,889	(8,036)

Net assets at beginning of year	7,591	10,228	32,880	40,916
Net assets at end of year	$786	$7,591	$37,769	$32,880

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

	ME3 Sub-Account		MB8 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022
Operations:
Net investment income (loss)	$4	$10	$162	$193
Net realized gains (losses)	10	19	(1,875)	6,042
Net change in unrealized appreciation (depreciation)	51	(163)	4,527	(11,865)
Increase (decrease) in net assets from operations	65	(134)	2,814	(5,630)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	-	-	87	119
Transfers between Sub-Accounts (including the Fixed Account), net	-	-	4,208	584
Withdrawals, surrenders, annuitizations and contract charges	(15)	(15)	(12,474)	(78)
Mortality and expense risk charges	-	-	(1)	(4)
Cost of insurance and administrative expense charges	(67)	(57)	(3,261)	(4,223)
Net increase/decrease from Contract Owner Transactions	(82)	(72)	(11,441)	(3,602)

Total increase (decrease) in net assets	(17)	(206)	(8,627)	(9,232)

Net assets at beginning of year	562	768	23,051	32,283
Net assets at end of year	$545	$562	$14,424	$23,051

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

	MF6 Sub-Account		MF8 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022
Operations:
Net investment income (loss)	$397	$861	$-	$-
Net realized gains (losses)	1,559	4,080	-	1
Net change in unrealized appreciation (depreciation)	2,593	(22,476)	2	(4)
Increase (decrease) in net assets from operations	4,549	(17,535)	2	(3)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,072	1,072	-	-
Transfers between Sub-Accounts (including the Fixed Account), net	(690)	(64)	1	(11)
Withdrawals, surrenders, annuitizations and contract charges	(10,772)	(226)	(5)	-
Mortality and expense risk charges	-	-	-	-
Cost of insurance and administrative expense charges	(1,896)	(2,199)	-	-
Net increase/decrease from Contract Owner Transactions	(12,286)	(1,417)	(4)	(11)

Total increase (decrease) in net assets	(7,737)	(18,952)	(2)	(14)

Net assets at beginning of year	47,007	65,959	2	16
Net assets at end of year	$39,270	$47,007	$-	$2

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

	MG0 Sub-Account		MF2 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022
Operations:
Net investment income (loss)	$611	$1,005	$7,552	$8,498
Net realized gains (losses)	(7,421)	1,369	(2,287)	1,164
Net change in unrealized appreciation (depreciation)	5,849	(8,139)	23,220	(26,784)
Increase (decrease) in net assets from operations	(961)	(5,765)	28,485	(17,122)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	-	-	39,919	39,919
Transfers between Sub-Accounts (including the Fixed Account), net	(19,051)	-	34,685	21,571
Withdrawals, surrenders, annuitizations and contract charges	(683)	-	(34,255)	(308)
Mortality and expense risk charges	(7)	(11)	(186)	(150)
Cost of insurance and administrative expense charges	(146)	(194)	(15,068)	(13,600)
Net increase/decrease from Contract Owner Transactions	(19,887)	(205)	25,095	47,432

Total increase (decrease) in net assets	(20,848)	(5,970)	53,580	30,310

Net assets at beginning of year	20,848	26,818	438,920	408,610
Net assets at end of year	$-	$20,848	$492,500	$438,920

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

	MG3 Sub-Account		MG5 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022
Operations:
Net investment income (loss)	$1,172	$667	$33,657	$25,945
Net realized gains (losses)	2,594	6,117	74,913	137,926
Net change in unrealized appreciation (depreciation)	4,337	(13,331)	43,550	(408,003)
Increase (decrease) in net assets from operations	8,103	(6,547)	152,120	(244,132)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	138	138	-	-
Transfers between Sub-Accounts (including the Fixed Account), net	-	-	-	-
Withdrawals, surrenders, annuitizations and contract charges	(38)	(39)	(1,451)	(13)
Mortality and expense risk charges	(31)	(32)	(609)	(622)
Cost of insurance and administrative expense charges	(2,655)	(2,921)	(29,651)	(27,158)
Net increase/decrease from Contract Owner Transactions	(2,586)	(2,854)	(31,711)	(27,793)

Total increase (decrease) in net assets	5,517	(9,401)	120,409	(271,925)

Net assets at beginning of year	65,499	74,900	1,189,421	1,461,346
Net assets at end of year	$71,016	$65,499	$1,309,830	$1,189,421

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

	ME0 Sub-Account		V43 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022
Operations:
Net investment income (loss)	$57	$25	$-	$-
Net realized gains (losses)	178	1,796	(8,109)	2,897
Net change in unrealized appreciation (depreciation)	5	(3,325)	12,936	(23,724)
Increase (decrease) in net assets from operations	240	(1,504)	4,827	(20,827)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	-	8,662	-	-
Transfers between Sub-Accounts (including the Fixed Account), net	-	264	-	-
Withdrawals, surrenders, annuitizations and contract charges	(14)	(28)	(30)	(37)
Mortality and expense risk charges	-	-	-	-
Cost of insurance and administrative expense charges	(8,058)	(13,761)	(1,183)	(1,299)
Net increase/decrease from Contract Owner Transactions	(8,072)	(4,863)	(1,213)	(1,336)

Total increase (decrease) in net assets	(7,832)	(6,367)	3,614	(22,163)

Net assets at beginning of year	8,707	15,074	11,505	33,668
Net assets at end of year	$875	$8,707	$15,119	$11,505

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

	O01 Sub-Account		O20 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022
Operations:
Net investment income (loss)	$-	$-	$-	$-
Net realized gains (losses)	(44)	5,961	4,477	6,564
Net change in unrealized appreciation (depreciation)	5,241	(12,576)	6,767	(22,386)
Increase (decrease) in net assets from operations	5,197	(6,615)	11,244	(15,822)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	354	354	-	-
Transfers between Sub-Accounts (including the Fixed Account), net	-	-	-	-
Withdrawals, surrenders, annuitizations and contract charges	(53)	(52)	(1,191)	-
Mortality and expense risk charges	-	-	(18)	(18)
Cost of insurance and administrative expense charges	(495)	(402)	(362)	(312)
Net increase/decrease from Contract Owner Transactions	(194)	(100)	(1,571)	(330)

Total increase (decrease) in net assets	5,003	(6,715)	9,673	(16,152)

Net assets at beginning of year	14,750	21,465	33,472	49,624
Net assets at end of year	$19,753	$14,750	$43,145	$33,472

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

	P10 Sub-Account		PK8 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022
Operations:
Net investment income (loss)	$2,554	$4,086	$5,233	$3,981
Net realized gains (losses)	(3,006)	112	(5,148)	(7,464)
Net change in unrealized appreciation (depreciation)	(310)	(2,702)	9,574	(11,831)
Increase (decrease) in net assets from operations	(762)	1,496	9,659	(15,314)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	-	-	1,527	1,527
Transfers between Sub-Accounts (including the Fixed Account), net	(15,449)	62	40,309	(21,031)
Withdrawals, surrenders, annuitizations and contract charges	(1,332)	-	(13,194)	(185)
Mortality and expense risk charges	(5)	(9)	-	(11)
Cost of insurance and administrative expense charges	(380)	(553)	(5,118)	(4,341)
Net increase/decrease from Contract Owner Transactions	(17,166)	(500)	23,524	(24,041)

Total increase (decrease) in net assets	(17,928)	996	33,183	(39,355)

Net assets at beginning of year	17,928	16,932	58,674	98,029
Net assets at end of year	$-	$17,928	$91,857	$58,674

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

	P06 Sub-Account		P07 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022
Operations:
Net investment income (loss)	$17	$1,757	$1,602	$1,091
Net realized gains (losses)	(1,924)	(136)	(5,049)	(417)
Net change in unrealized appreciation (depreciation)	1,984	(4,871)	5,670	(7,423)
Increase (decrease) in net assets from operations	77	(3,250)	2,223	(6,749)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	59	59	724	15,947
Transfers between Sub-Accounts (including the Fixed Account), net	-	-	(1,191)	659
Withdrawals, surrenders, annuitizations and contract charges	(21,873)	(145)	(9,997)	(167)
Mortality and expense risk charges	-	-	-	-
Cost of insurance and administrative expense charges	(10)	(2,846)	(15,155)	(3,829)
Net increase/decrease from Contract Owner Transactions	(21,824)	(2,932)	(25,619)	12,610

Total increase (decrease) in net assets	(21,747)	(6,182)	(23,396)	5,861

Net assets at beginning of year	22,256	28,438	52,778	46,917
Net assets at end of year	$509	$22,256	$29,382	$52,778

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

	307 Sub-Account
	December 31,	December 31,
	2023	2022
Operations:
Net investment income (loss)	$-	$-
Net realized gains (losses)	31,889	16,512
Net change in unrealized appreciation (depreciation)	67,799	(142,777)
Increase (decrease) in net assets from operations	99,688	(126,265)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,406	1,406
Transfers between Sub-Accounts (including the Fixed Account), net	19,941	(91)
Withdrawals, surrenders, annuitizations and contract charges	(43,007)	(740)
Mortality and expense risk charges	-	-
Cost of insurance and administrative expense charges	(13,510)	(12,475)
Net increase/decrease from Contract Owner Transactions	(35,170)	(11,900)

Total increase (decrease) in net assets	64,518	(138,165)

Net assets at beginning of year	194,322	332,487
Net assets at end of year	$258,840	$194,322

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2023

1. BUSINESS AND ORGANIZATION

Delaware Life NY Variable Account D (the “Variable Account”) is a separate account of Nassau Life Insurance Company (“NNY”, the “Company”, the “Sponsor”, “we” or “us”). NNY is a wholly-owned subsidiary of The Nassau Companies of New York (“NCNY”), whose ultimate parent is Nassau Insurance Group Holdings G.P., LLC (“Nassau”). Founded in April 2015, Nassau is a privately held insurance and reinsurance business focused on building a franchise across the insurance value chain. NCNY is a holding company for NNY. On July 1, 2023, NNY completed its acquisition of Delaware Life Insurance Company of New York (“DLNY”) from Delaware Life Insurance Company, after receipt of insurance regulatory approval by the New York Department of Financial Services (the “NYDFS” or the “Department”). Effective July 5, 2023, DLNY merged with and into NNY pursuant to a merger agreement with NNY as the surviving entity.

The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended. The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

A summary of the name changes related to Sub-Accounts held by the contract owners of the Variable Account during the current year, is as follows:

Sub-Account	Previous Name	Effective Date
A71	AB VPS Growth and Income Portfolio (Class B)	May 1, 2023

There were no Sub-Accounts held by contract owners of the Variable Account that were merged, liquidated or closed during the current year.

There were no Sub-Accounts held by the contract owners of the Variable Account, with commencement dates earlier than the past five years, but for which the first activity occurred within the last five years.

American Funds IS Washington Mutual Investors Fund Class 2 Sub-Account (308), American Funds IS Capital World Growth and Income Fund Class 2 Sub-Account (309) and American Funds IS American High-Income Trust Class 2 Sub-Account (305) are active at December 31, 2023 but have had zero balance for more than five years and therefore are not disclosed in the Statements of Assets and Liabilities, Statements of Changes in Net Assets or the financial highlights in Note 9.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Investment Valuation and Transactions

Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2023. Transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are determined on the first in, first out basis. Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units

The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received. The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 5.

Purchase Payments

Upon issuance of new contracts, the initial purchase payment is credited to the contract in the form of units. All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers

Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt. In addition, transfers can be made between the Sub-Accounts and the “Fixed Account”. The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Withdrawals

At any time during the accumulation phase (the period before the first annuity payment), the contract owner may elect to receive a cash withdrawal payment under the contract. If the contract owner requests a full withdrawal, the contract owner will receive the value of their account at the end of period, less the contract maintenance charge for the current contract year and any applicable withdrawal charge.

If the contract owner requests a partial withdrawal, the contract owner will receive the amount requested less any applicable withdrawal charge and the account value will be reduced by the amount requested. Any requests for partial withdrawals that would result in the value of the contract owner’s account being reduced to an amount less than the contract maintenance charge for the current contract year is treated as a request for a full withdrawal.

Contract Loans

Contract holders are permitted to borrow against the cash value of their accounts. The loan proceeds are deducted from the Variable Account and recorded in the Sponsor’s general account as an asset. Contract loan activity is reflected in the Transfer between Sub-Accounts (including the Fixed Account), net line on the Statements of Changes in Net Assets.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Federal Income Taxes

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires Sponsor’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimates are fair value measurements of investments. Actual results could vary from the amounts derived from Sponsor management’s estimates.

Subsequent events

The Sponsor’s management has evaluated events subsequent to December 31, 2023, noting that there are no subsequent events requiring accounting adjustments or disclosure.

3. FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value. Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above. If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The Variable Account uses the Funds’ closing net asset value to determine the fair value of its Sub-Accounts. As of December 31, 2023, the net assets held in the Variable Account were categorized as Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2023. There were no transfers between levels during the year ended December 31, 2023.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

4. RELATED-PARTY TRANSCATIONS

The Sponsor provides administrative services necessary for the operation of the Variable Account. The Sponsor absorbs all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws.

Charges related to contracts sold to persons who are officers, directors, or employees of the Sponsor or an affiliate of the Sponsor may be waived.

5. CONTRACT CHARGES

Mortality and expense risk charges

Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted at the monthly anniversary date from the contract owner’s account to cover the risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor. For Futurity Accumulator II, Futurity Protector II, Executive VUL, Prime VUL, Futurity Survivorship II VUL, and Prime Survivorship contracts, as of December 31, 2023, the maximum deduction is at an effective annual rate of 0.60%. For Sun Protector VUL, as of December 31, 2023, the maximum deduction is an effective annual rate of 0.75%. These charges are reflected in the Statements of Changes in Net Assets.

Charges for Life Insurance Protection

On the monthly anniversary of the contract, the cost of insurance is deducted from each Sub-Account through a redemption of units to cover the anticipated cost of providing life insurance. The charge is based on the length of time a policy has been in force and other factors, including issue age, sex and rating class of the insured, and will not exceed the guaranteed maximum monthly cost of insurance rates based on the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. These charges are reported in the Statements of Changes in Net Assets as part of “Cost of insurance and administrative expense charges”.

Administration charges

Each month on the account anniversary date, an account administration fee (“Account Fee”) is deducted from the participant’s account to reimburse the Sponsor for certain administrative expenses. For the Single Life Products (Futurity Accumulator II, Futurity Protector II, Executive VUL, Protector VUL, and Prime VUL) the Account Fee is deducted in all policy years, as well as a monthly charge based on the specified face amount is deducted in the first ten policy years, and for the first ten policy years following the effective date of each specified face amount increase. For the Survivorship Product (Futurity Survivorship II and Prime Survivorship), the Account Fee is deducted for the first ten policy years, and for the first ten policy years following the effective date of each specified face amount increase. The charge is based on the specified face amount or increase thereof, times a rate determined by the age, sex and rating class of each insured. As of December 31, 2021, the Account Fee is $8 for Futurity Accumulator II, Futurity Protector II, Futurity Survivorship II VUL and Prime VUL, and $10 for Protector VUL and Executive VUL and Prime Survivorship. The Account Fee is reported in the Statements of Changes in Net Assets as part of “Cost of insurance and administrative expense charges”.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

5. CONTRACT CHARGES (CONTINUED)

Surrender charges

A surrender charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract if the contract holder requests a full withdrawal prior to reaching the pay-out phase. The surrender charge is based on certain factors, including the specified face amount, the insured’s age, sex and rating class. For the Survivorship Products, the surrender charge period will generally end after 15 policy years from the date of policy issue, or 15 policy years from the effective date of each specified face amount increase. For the Futurity Protector II and Futurity Accumulator II products, the surrender charge applies to the first 12 and 9 years respectively, from the date of policy issuance, or the respective policy years from the effective date of each specified face amount increase. For the Protector VUL and Prime VUL products, the surrender charge applies to the first 14 and 10 years respectively, from the date of policy issuance, or the respective policy years from the effective date of each specified face amount increase. Executive VUL does not have a surrender charge. Surrender charges are deducted and retained by the Sponsor. These charges are reported as part of “Withdrawals, surrenders, annuitizations and contract charges” in the Statements of Changes in Net Assets.

Sales charges

Certain charges are deducted from the premium before it is allocated by Sub-Account. These charges consist of premium tax, federal deferred acquisition cost (“DAC”) tax and the sales load. 3.25% of the charge is used to pay premium tax and DAC and the remaining is for sales load. For Futurity Protector II and Futurity Accumulator II , the current charge is 5.25% and is not to exceed 7.25% of the premium. For Protector VUL, the current charge is 3.50% for policy years 11 and thereafter, and the maximum premium charge is 7.50% for all policy years.

For Prime VUL, the current sale charge is 6.50% for all policy years and will not exceed 8.25% of premium if the Long Term Accumulation (“LTA”) rider is not attached to the policy. The sales charge is currently 15.00% for all policy years and is guaranteed not to exceed 15.00% for any policy year if the LTA rider is attached to the policy.

For Executive VUL the current sales charge for policy year 1 is 20% on each premium payment up to and including target premium, 9% in policy years 2-10 and 3.25% thereafter. The sales charge on premium payment up to and including target premium will not exceed 35% for policy year 1, 12% for policy years 2-10 and 5% thereafter. For policies with investment start dates before October 3, 2011, the current sales charge for policy year 1 is 3.5% on each premium payment in excess of Target Premium. For Policies with investment start dates on and after October 3, 2011, the current Premium Expense Load for policy year 1 is 5.0% on each premium payment in excess of target premium. For all Policies, the current sales charge for policy years 2-10 is 3.5% on each premium payment in excess of target premium and 3.25% thereafter. The sales charge on each premium payment in excess of target premium will not exceed 5.0% in any policy year.

Premium Taxes

A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to make this deduction from the premium payment.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

6. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2023 were as follows:

	Purchases	Sales
A71	$ 11,347	$ 45,234
A70	2,220	19
A54	41,502	5,159
302	2,702	1,670
B18	1,434	3,590
C60	1,538	2,516
D37	22,543	3,283
D55	1,053	7,096
S61	669	260
D18	6,386	37,963
FD7	12,204	6,148
F24	2,469	2,495
F29	7,331	2,955
F21	125	4,915
F26	6,412	21,939
FM7	8,290	112,217
F41	3,995	9,022
FM8	667	5,724
F23	2,234	28,171
FE3	2,324	979
T20	2,063	38,462
F54	903	1,259
F53	3,701	863
T28	337	99
G32	3	2
G31	320	317
IB1	684	98
A21	41,717	38,889
MB0	3,586	1,460
MB1	2,266	1,621
MB5	5,769	2,180
MA9	3,552	1,811

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
MD8	$ 2,378	$ 10,646
M35	1,530	331
M31	950	20,150
MF1	21,126	28,399
M05	461	292
M06	7,711	7,500
M33	4,019	1,398
M44	316	77
M40	1,687	707
M83	4,029	38,008
M08	13,490	5,574
MB6	694	164
MA0	1,452	1,691
MA1	12	1,452
M96	445	10,408
MA6	24,256	25,993
M97	170	7,506
MD5	3,461	1,784
ME3	4	82
MB8	910	11,483
MF6	4,328	12,988
MF8	-	4
MG0	611	19,887
MF2	81,991	49,343
MG3	3,526	2,718
MG5	113,144	31,707
ME0	470	8,072
V43	-	1,213
O01	152	346
O20	4,614	1,571
P10	2,554	17,166
PK8	47,950	19,193
P06	75	21,882
P07	1,820	25,837
307	21,022	56,192

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

7. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2023 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
A71	49	1,163	(1,114)
A70	104	1	103
A54	1,081	251	830
302	-	36	(36)
B18	-	157	(157)
C60	178	212	(34)
D37	364	115	249
D55	14	125	(111)
S61	6	11	(5)
D18	64	857	(793)
FD7	74	205	(131)
F24	-	59	(59)
F29	25	46	(21)
F21	2	95	(93)
F26	706	1,111	(405)
FM7	81	2,325	(2,244)
F41	310	527	(217)
FM8	21	427	(406)
F23	115	1,109	(994)
FE3	164	160	4
T20	54	1,295	(1,241)
F54	17	65	(48)
F53	128	119	9
T28	-	6	(6)
G31	10	12	(2)
IB1	4	2	2
A21	1,405	1,320	85
MB0	122	119	3
MB1	433	449	(16)
MB5	184	177	7
MA9	235	218	17
MD8	123	1,119	(996)

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
M35	-	18	(18)
M31	-	477	(477)
MF1	696	913	(217)
M05	16	11	5
M06	306	644	(338)
M33	153	145	8
M44	5	5	-
M40	-	42	(42)
M83	12	1,300	(1,288)
M08	274	454	(180)
MB6	4	4	-
MA0	-	92	(92)
MA1	93	196	(103)
M96	17	550	(533)
MA6	751	874	(123)
M97	-	243	(243)
MD5	205	200	5
ME3	-	6	(6)
MB8	156	425	(269)
MF6	77	350	(273)
MG0	-	1,589	(1,589)
MF2	5,830	3,784	2,046
MG3	4	72	(68)
MG5	-	1,099	(1,099)
ME0	-	183	(183)
V43	-	27	(27)
O01	8	12	(4)
O20	-	49	(49)
P10	69	2,191	(2,122)
PK8	1,234	605	629
P06	3	1,011	(1,008)
P07	44	1,235	(1,191)
307	476	876	(400)

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

The changes in units outstanding for the year ended December 31, 2022 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
A71	438	562	(124)
A54	10	89	(79)
302	-	8	(8)
B18	-	156	(156)
C60	82	231	(149)
D37	3	46	(43)
D55	8	15	(7)
S61	6	9	(3)
D18	49	118	(69)
FD7	39	186	(147)
F24	-	13	(13)
F29	29	55	(26)
F21	4	3	1
F26	281	778	(497)
FM7	405	311	94
F41	121	305	(184)
FM8	21	28	(7)
F23	92	178	(86)
FE3	49	114	(65)
T20	52	169	(117)
F54	2	199	(197)
F53	37	33	4
T28	-	5	(5)
G31	11	11	-
IB1	4	3	1
A21	1,308	865	443
MB0	43	114	(71)
MB1	168	242	(74)
MB5	70	135	(65)
MA9	58	257	(199)
MD8	57	1,212	(1,155)

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
M35	-	16	(16)
M31	770	1,353	(583)
MF1	5	425	(420)
M05	17	10	7
M06	197	1,160	(963)
M33	44	174	(130)
M44	5	6	(1)
M40	-	11	(11)
M83	13	189	(176)
M08	70	449	(379)
MB6	4	5	(1)
MA0	-	20	(20)
MA1	44	93	(49)
M96	302	34	268
MA6	252	198	54
M97	335	374	(39)
MD5	72	139	(67)
ME3	-	5	(5)
MB8	74	164	(90)
MF6	45	85	(40)
MG0	-	14	(14)
MF2	4,869	1,120	3,749
MG3	5	82	(77)
MG5	-	982	(982)
ME0	271	380	(109)
V43	-	25	(25)
O01	8	11	(3)
O20	-	11	(11)
P10	32	87	(55)
PK8	60	1,358	(1,298)
P06	3	132	(129)
P07	809	212	597
307	29	223	(194)

8. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable life contract, other than a pension plan contract, is not treated as a life contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios and the total return, for each of the five years in the period ended December 31, is as follows:

	At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]			Net Assets	Investment Income Ratio[1]	Total Return[2]
A71
2023	2,132		$42.3776		$90,362	1.28%	11.72%
2022	3,246		37.9314		123,112	1.08	(4.42)
2021	3,369		39.6852		133,705	0.63	27.84
2020	3,498		31.0437		108,587	1.35	2.47
2019	4,051		30.2945		122,714	0.94	23.61

A70
2023	103		22.4732		2,305	-	15.70

A54
2023	1,153		49.6823		57,282	-	23.17
2022	323		40.3356		13,021	-	(36.07)
2021	402		63.0958		25,361	-	4.20
2020	1,118		60.5498		67,675	-	64.63
2019	1,177		36.7797		43,305	-	30.26

302
2023	836		54.7030		45,731	-	26.14
2022	872		43.3679		37,815	1.29	(16.49)
2021	880		51.9331		45,695	1.15	24.10
2020	887		41.8495		37,108	1.39	13.55
2019	898		36.8570		33,108	1.74	26.14

B18
2023	2,394		24.7053		59,147	2.52	12.49
2022	2,551		21.9622		56,009	-	(16.07)
2021	2,707		26.1685		70,828	0.83	6.42
2020	2,854		24.5909		70,176	1.30	20.71
2019	3,041		20.3722		61,945	1.15	17.76

C60
2023	1,305		29.5488		38,548	-	42.77
2022	1,338		20.6973		27,699	-	(31.53)
2021	1,487		30.2297		44,966	-	28.35
2020	1,583		23.5521		37,292	-	34.41
2019	1,652		17.5225		28,953	-	35.53

D37
2023	416		74.5243		31,005	1.31	16.45
2022	167		63.9958		10,659	0.41	(13.73)
2021	210		74.1807		15,567	0.95	23.18
2020	586		60.2228		35,290	0.55	11.08
2019	618		54.2135		33,495	0.56	29.63

D55
2023	321	65.7538	to	65.7538	21,111	0.85	16.33
2022	432	28.8155	to	56.5237	24,406	0.62	(20.89)
2021	439	36.4235	to	71.4475	31,377	0.55	14.18
2020	445	31.8997	to	62.5736	27,846	0.92	19.09
2019	518	26.7865	to	52.5436	27,197	0.78	24.87

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]			Net Assets	Investment Income Ratio[1]	Total Return[2]
S61
2023	285		$45.5009		$12,946	1.15%	14.95%
2022	289		39.5837		11,438	0.85	(15.80)
2021	292		47.0134		13,725	1.23	30.50
2020	293		36.0256		10,557	1.41	(0.80)
2019	293		36.3156		10,644	0.72	21.51

D18
2023	2,611		49.2480		128,570	0.80	18.31
2022	3,404		41.6259		141,694	0.72	(14.08)
2021	3,474		48.4457		168,281	0.61	25.88
2020	3,462		38.4848		133,254	0.83	8.11
2019	3,745		35.5992		133,302	0.64	20.18

FD7
2023	5,322		44.2255		235,369	1.56	21.23
2022	5,454		36.4795		198,956	1.05	(18.19)
2021	5,601		44.5890		249,709	0.70	17.99
2020	6,990		37.7902		264,137	1.26	22.13
2019	7,367		30.9435		227,960	1.56	24.11

F24
2023	1,378		50.4142		69,475	0.27	33.12
2022	1,437		37.8724		54,438	0.26	(26.49)
2021	1,450		51.5185		74,728	0.03	27.51
2020	1,462		40.4033		59,058	0.08	30.23
2019	1,481		31.0237		45,936	0.22	31.27

F29
2023	2,109		76.7840		161,950	0.40	33.34
2022	2,130		57.5857		122,670	0.41	(26.38)
2021	2,156		78.2229		168,680	0.05	27.71
2020	2,179		61.2509		133,490	0.15	30.43
2019	2,206		46.9606		103,608	0.30	31.45

F21
2022	93		43.7198		4,049	0.49	(24.52)
2021	91		57.9247		5,292	-	23.08
2020	90		47.0619		4,244	0.06	43.75
2019	88		32.7390		2,880	0.16	34.18

F26
2023	2,868	41.5268	to	51.6616	119,101	1.19	25.88
2022	3,273	32.9894	to	41.0407	110,946	1.16	(18.42)
2021	3,770	40.4373	to	50.3063	157,871	1.03	28.26
2020	4,174	31.5284	to	39.2230	137,734	1.53	17.95
2019	4,481	26.7313	to	33.2552	126,978	1.82	31.02

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]			Net Assets	Investment Income Ratio[1]	Total Return[2]
FM7
2023	5,210		$53.8428		$280,497	1.42%	26.07%
2022	7,453		42.7088		318,329	1.36	(18.30)
2021	7,360		52.2724		384,703	1.19	28.45
2020	7,071		40.6960		287,758	1.62	18.13
2019	7,729		34.4515		266,287	1.89	31.22

F41
2023	2,418	31.1032	to	39.2237	84,165	0.37	14.80
2022	2,636	27.0930	to	34.1665	80,812	0.26	(14.97)
2021	2,819	31.8617	to	40.1802	101,677	0.37	25.31
2020	3,005	25.4271	to	32.0656	86,700	0.40	17.87
2019	3,146	21.5726	to	27.2049	77,484	0.71	23.17

FM8
2023	463		13.8033		6,392	4.73	4.80
2022	869		13.1709		11,449	1.35	1.36
2021	877		12.9938		11,391	0.00	0.01
2020	807		12.9924		10,483	0.29	0.28
2019	964		12.9560		12,491	1.90	1.92

F23
2023	4,243		28.7567		122,020	0.87	20.41
2022	5,237		23.8826		125,076	0.97	(24.58)
2021	5,324		31.6676		168,594	0.46	19.57
2020	5,293		26.4839		140,187	0.34	15.49
2019	5,735		22.9310		131,517	1.68	27.67

FE3
2023	856	19.8164	to	19.8164	16,969	-	10.08
2022	852	18.0025	to	21.0538	15,341	2.08	(8.17)
2021	917	19.6033	to	22.9259	17,970	0.95	4.44
2020	903	18.7696	to	21.9509	16,952	2.83	6.85
2019	856	17.5658	to	20.5431	15,039	0.33	17.38

T20
2023	1,317		33.1974		43,725	3.00	20.76
2022	2,557		27.4912		70,301	3.06	(7.61)
2021	2,674		29.7541		79,575	1.84	4.16
2020	2,648		28.5662		75,629	3.45	(1.16)
2019	2,694		28.9008		77,855	1.82	12.53

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]			Net Assets	Investment Income Ratio[1]	Total Return[2]
F54
2023	264	$21.1274	to	$21.1274	$5,579	1.85%	13.46%
2022	312	18.6205	to	22.9734	5,802	1.56	(7.43)
2021	508	20.1153	to	24.8176	10,222	2.78	19.17
2020	642	16.8798	to	20.8258	10,842	2.96	(5.04)
2019	598	17.7763	to	21.9318	10,640	1.85	22.57

F53
2023	1,359	32.9285	to	35.6360	46,454	0.52	12.75
2022	1,351	29.2062	to	31.6076	40,986	0.99	(10.06)
2021	1,347	32.4746	to	35.1448	45,551	1.03	25.37
2020	1,348	25.9039	to	28.0338	36,417	1.48	5.19
2019	1,340	24.6261	to	26.6509	34,516	1.06	26.35

T28
2023	434	17.5303	to	17.5303	7,603	4.61	8.18
2022	440	16.2045	to	16.5166	7,124	4.27	(10.75)
2021	445	18.1566	to	18.5064	8,079	3.31	2.11
2020	449	17.7816	to	18.1241	7,988	4.98	3.43
2019	454	17.1920	to	17.5232	7,808	3.74	8.05

G32
2023	2		54.8432		91	1.17	11.42
2022	2		49.2226		84	1.15	(9.99)
2021	2		54.6843		96	0.48	30.95
2020	2		41.7598		76	-	8.40
2019	2		38.5226		72	1.52	31.53

G31
2023	370		48.1000		17,796	0.71	23.81
2022	372		38.8508		14,471	0.82	(19.74)
2021	373		48.4055		18,059	0.84	29.41
2020	371		37.4061		13,891	0.90	17.55
2019	368		31.8225		11,715	1.32	25.21

IB1
2023	82		48.2959		3,943	1.65	12.66
2022	80		42.8681		3,447	1.67	(5.75)
2021	79		45.4842		3,607	1.59	28.51
2020	78		35.3948		2,746	2.37	2.09
2019	74		34.6691		2,553	1.88	25.19

A21
2023	1,619	17.0442	to	35.4267	56,746	0.19	18.15
2022	1,533	14.4265	to	29.9858	45,389	0.98	(18.31)
2021	1,090	17.6591	to	36.7047	39,221	1.21	5.89
2020	2,142	16.6770	to	34.6634	73,442	2.27	14.00
2019	2,902	14.6296	to	30.4078	87,454	1.32	28.57

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]			Net Assets	Investment Income Ratio[1]	Total Return[2]
MB0
2023	806		$39.7314		$32,016	0.45%	23.56%
2022	803		32.1561		25,805	-	(18.14)
2021	874		39.2814		34,326	-	17.74
2020	930		33.3635		31,015	-	17.73
2019	906		28.3396		25,670	0.34	28.85

MB1
2023	2,287		12.1175		27,709	3.08	16.00
2022	2,303		10.4457		24,052	2.68	(14.16)
2021	2,377		12.1684		28,923	2.42	11.05
2020	2,422		10.9580		26,541	1.73	8.90
2019	2,300		10.0627		23,144	2.89	20.32

MB5
2023	1,461		46.2902		67,594	-	32.04
2022	1,454		35.0585		50,948	-	(25.41)
2021	1,519		47.0015		71,371	-	21.49
2020	1,548		38.6861		59,853	-	28.89
2019	1,573		30.0140		47,186	-	36.09

MA9
2023	1,435		26.4480		37,958	2.30	7.60
2022	1,419		24.5788		34,874	2.00	(1.45)
2021	1,618		24.9405		40,352	1.61	30.01
2020	1,734		19.1840		33,250	2.04	(3.16)
2019	1,631		19.8104		32,295	1.81	21.52

MD8
2023	4,484		10.9477		49,082	4.46	4.59
2022	5,479		10.4670		57,350	1.10	1.17
2021	6,635		10.3457		68,640	-	-
2020	7,857		10.3457		81,285	0.20	1.17
2019	5,653		10.3230		58,346	1.21	1.64

M35
2023	1,321		19.7790		26,122	1.84	10.22
2022	1,339		17.9455		24,023	1.48	(9.84)
2021	1,355		19.9038		26,968	1.62	13.84
2020	1,368		17.4847		23,917	2.10	9.52
2019	1,383		15.9654		22,079	2.15	20.12

M31
2023	47	47.6968	to	47.6968	2,257	-	35.86
2022	524	34.5512	to	35.1065	18,416	-	(31.63)
2021	1,107	50.5391	to	51.3514	56,872	-	23.53
2020	1,281	40.9115	to	41.5691	53,243	-	31.86
2019	1,589	31.0273	to	31.5259	50,095	-	38.15

MF1
2023	758	41.2143	to	41.2143	31,231	-	21.32
2022	975	33.2315	to	33.9711	33,116	-	(28.70)
2021	1,395	46.6065	to	47.6438	66,450	-	14.11
2020	2,519	40.8425	to	41.7515	105,188	-	36.48
2019	2,570	29.9257	to	30.5918	78,618	-	38.66

M05
2023	297	31.4153	to	31.4153	9,338	-	14.41
2022	292	26.8603	to	27.4581	8,025	-	(29.76)
2021	285	38.2396	to	39.0905	11,149	-	1.80
2020	281	37.5634	to	38.3993	10,772	-	45.89
2019	277	25.7483	to	26.3213	7,286	-	41.70

M06
2023	11,171	12.3700	to	12.3700	137,852	3.17	7.38
2022	11,509	11.4772	to	11.5199	132,264	2.70	(13.94)
2021	12,473	13.3355	to	13.3851	166,581	2.68	(0.81)
2020	12,568	13.4448	to	13.4949	169,223	3.47	8.47
2019	12,657	12.3952	to	12.4413	157,110	3.66	10.21

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]			Net Assets	Investment Income Ratio[1]	Total Return[2]
M33
2023	1,164	$38.1665	to	$38.1665	$44,434	0.52%	22.42%
2022	1,157	30.5561	to	31.1771	36,064	0.47	(17.21)
2021	1,287	36.9083	to	37.6584	48,484	0.54	24.80
2020	1,344	29.5735	to	30.1746	40,548	0.73	16.59
2019	1,337	25.3647	to	25.8802	34,593	0.80	32.95

M44
2023	157		16.9721		2,663	3.59	(2.11)
2022	157		17.3376		2,724	2.44	0.76
2021	158		17.2077		2,711	1.76	14.09
2020	157		15.0824		2,364	2.52	5.90
2019	155		14.2417		2,212	5.13	25.07

M40
2023	1,157	16.2633	to	16.3894	18,916	3.32	(2.33)
2022	1,198	16.6513	to	16.7805	20,070	2.23	0.48
2021	1,210	16.5719	to	16.7005	20,173	1.55	13.82
2020	1,219	14.5594	to	14.6723	17,870	2.24	5.62
2019	1,236	13.7845	to	13.8914	17,129	4.29	24.80

M83
2023	1,523	31.8228	to	31.8228	48,465	1.45	7.93
2022	2,811	28.7012	to	29.4842	82,872	1.39	(5.91)
2021	2,987	30.5032	to	31.3354	93,588	1.34	25.45
2020	3,063	24.3146	to	24.9779	76,515	1.59	3.48
2019	3,018	23.4980	to	24.1390	72,846	2.20	29.80

M08
2023	6,635	21.5631	to	21.6185	143,175	1.41	7.63
2022	6,815	20.0339	to	20.0854	136,630	1.15	(6.14)
2021	7,195	21.3451	to	21.4000	153,680	1.17	25.16
2020	7,455	17.0546	to	17.0984	127,229	1.35	3.22
2019	7,598	16.5224	to	16.5649	125,626	1.94	29.51

MB6
2023	122		53.5737		6,529	1.43	28.53
2022	122		41.6834		5,088	1.12	(16.00)
2021	122		49.6257		6,074	1.12	29.53
2020	122		38.3131		4,675	1.68	15.34
2019	120		33.2178		3,994	1.50	29.17

MA0
2023	2,129		19.3004		41,099	3.67	8.89
2022	2,221		17.7242		39,366	3.14	(16.62)
2021	2,241		21.2578		47,644	2.71	(1.66)
2020	2,259		21.6162		48,822	3.31	10.34
2019	2,288		19.5908		44,820	4.23	14.46

MA1
2023	-		14.9485		1	1.32	10.71
2022	103		13.5029		1,395	3.58	(19.94)
2021	152		16.8669		2,562	0.26	(7.02)
2020	219		18.1413		3,974	2.90	10.33
2019	300		16.4423		4,940	0.31	20.18

M96
2023	388		19.6301		7,620	1.49	4.15
2022	921		18.8487		17,351	2.00	(12.26)
2021	652		21.4816		14,015	2.08	(1.89)
2020	718		21.8950		15,729	2.97	6.38
2019	975		20.5821		20,074	2.05	6.53

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]			Net Assets	Investment Income Ratio[1]	Total Return[2]
MA6
2023	1,228	$15.8572	to	$34.5002	$42,191	6.23%	12.41%
2022	1,351	13.8721	to	30.6919	41,272	5.38	(10.51)
2021	1,297	15.5021	to	34.2983	44,240	4.98	3.49
2020	1,726	14.9798	to	33.1427	56,951	5.70	5.09
2019	2,064	14.2548	to	31.5387	64,814	5.53	14.81

M97
2023	24		32.6022		786	0.91	14.72
2022	267		28.4193		7,591	0.29	(14.95)
2021	306		33.4165		10,228	0.46	9.27
2020	405		30.5825		12,399	1.38	15.84
2019	577		26.4013		15,236	0.91	27.30

MD5
2023	1,204		31.3609		37,769	0.92	14.39
2022	1,199		27.4149		32,880	0.38	(15.18)
2021	1,266		32.3220		40,916	0.39	8.99
2020	1,269		29.6552		37,635	1.28	15.50
2019	1,247		25.6753		32,008	1.01	27.11

ME3
2023	37	14.6357	to	14.6357	545	0.72	12.83
2022	43	12.9717	to	17.5138	562	1.63	(17.80)
2021	48	15.7808	to	21.3065	768	0.67	11.27
2020	53	14.1828	to	19.1490	751	1.85	12.71
2019	57	12.5831	to	16.9891	725	1.19	27.67

MB8
2023	246	42.3831	to	58.6956	14,424	0.78	18.96
2022	515	35.6289	to	49.3417	23,051	0.73	(18.37)
2021	604	43.6489	to	60.4485	32,283	0.88	29.64
2020	706	33.6702	to	46.6292	28,229	0.84	2.23
2019	833	32.9346	to	45.6105	31,701	0.66	26.78

MF6
2023	716	21.8403	to	54.8141	39,270	0.86	11.46
2022	989	19.5954	to	49.1799	47,007	1.61	(26.94)
2021	1,029	26.8199	to	67.3116	65,959	1.52	30.12
2020	1,050	20.6109	to	51.7286	50,686	4.88	1.49
2019	1,178	20.3092	to	50.9714	55,133	3.57	26.87

MF8
2022	-		33.2956		2	-	(18.27)
2021	-		40.7379		16	-	15.76
2020	26,618		35.1929		936,790	2.11	15.80
2019	27,256		30.3921		828,366	2.31	26.96

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]			Net Assets	Investment Income Ratio[1]	Total Return[2]
MG0
2023	-		$13.4806		$-	4.28%	2.74%
2022	1,589		13.1209		20,848	4.34	(21.55)
2021	1,603		16.7255		26,818	1.05	1.63
2020	1,616		16.4580		26,593	0.47	13.55
2019	1,637		14.4943		23,723	1.83	8.26

MF2
2023	36,779	13.3647	to	13.5453	492,500	1.60	6.08
2022	34,733	12.5987	to	12.7689	438,920	2.10	(4.14)
2021	30,983	13.1422	to	13.3198	408,610	2.19	0.16
2020	28,673	13.1216	to	13.2990	377,593	3.21	4.34
2019	30,665	12.5759	to	12.7458	387,132	2.78	5.19

MG3
2023	1,731	37.5996	to	41.2828	71,016	1.76	12.73
2022	1,799	33.3549	to	36.6222	65,499	0.98	(8.79)
2021	1,875	36.5674	to	40.1495	74,900	0.81	30.99
2020	1,958	27.9169	to	30.6515	59,704	1.23	3.87
2019	2,058	26.8770	to	29.5098	60,444	1.32	31.12

MG5
2023	42,211		31.0301		1,309,830	2.72	12.99
2022	43,311		27.4623		1,189,421	2.05	(16.76)
2021	44,292		32.9932		1,461,346	2.03	11.61
2020	12,751		29.5623		376,969	2.38	14.29
2019	13,073		25.8654		338,128	2.59	22.23

ME0
2023	18		48.1529		875	1.08	11.46
2022	202		43.2018		8,707	0.32	(10.96)
2021	311		48.5189		15,074	0.74	34.05
2020	396		36.1936		14,322	0.97	4.19
2019	572		34.7388		19,859	0.67	33.65

V43
2023	275		54.9903		15,119	-	44.13
2022	302		38.1538		11,505	-	(62.97)
2021	327		103.0271		33,668	-	(11.19)
2020	342		116.0142		39,666	-	152.04
2019	-		-		-	-	-

O01
2023	359		55.0420		19,753	-	35.38
2022	363		40.6588		14,750	-	(30.78)
2021	365		58.7406		21,465	-	22.57
2020	366		47.9249		17,558	-	36.59
2019	366		35.0874		12,849	0.06	36.20

O20
2023	1,145		37.6831		43,145	-	34.45
2022	1,194		28.0285		33,472	-	(31.94)
2021	1,205		41.1798		49,624	-	15.17
2020	1,214		35.7554		43,419	0.45	27.34
2019	1,230		28.0794		34,539	0.65	31.45

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]			Net Assets	Investment Income Ratio[1]	Total Return[2]
P10
2023	-		$7.7849		$-	22.09%	-7.85%
2022	2,122		8.4484		17,928	21.20	8.61
2021	2,177		7.7783		16,932	4.30	33.34
2020	2,243		5.8334		13,082	6.35	13.55
2019	2,330		5.7556		13,408	4.48	11.43

PK8
2023	2,167	42.3937	to	42.3937	91,857	5.88	11.14
2022	1,538	17.4357	to	38.1434	58,674	4.85	(15.73)
2021	2,836	20.6859	to	45.2649	98,029	4.51	(2.57)
2020	3,405	21.2296	to	46.4610	126,822	4.63	6.70
2019	3,588	19.8956	to	43.5419	126,446	4.52	14.80

PK9
2020	1,972	16.1225	to	16.4673	32,466	7.95	16.83
2019	1,910	13.7995	to	14.0946	26,916	2.22	17.06

P06
2023	23	22.3838	to	22.3838	509	0.44	3.67
2022	1,031	15.0451	to	21.5912	22,256	7.01	(11.91)
2021	1,160	17.0780	to	24.5104	28,438	4.98	5.61
2020	1,192	16.1745	to	23.2087	27,656	1.46	11.72
2019	1,130	14.4787	to	20.7744	23,480	1.71	8.45

P07
2023	1,318	22.2874	to	22.2874	29,382	3.59	5.94
2022	2,509	15.3712	to	21.0379	52,778	2.56	(14.31)
2021	1,911	17.9360	to	24.5506	46,917	1.82	(1.27)
2020	2,133	18.1660	to	24.8657	53,046	2.14	8.66
2019	2,637	16.7201	to	22.8838	60,338	2.90	8.37

307
2023	3,309		78.2303		258,840	-	49.29
2022	3,708		52.4019		194,322	-	(38.50)
2021	3,902		85.2092		332,487	-	17.62
2020	4,412		72.4438		319,611	-	34.28
2019	3,597		53.9502		194,063	-	29.89

1 Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

2 Ratio represents the total return for the year indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

3 These unit values are not a direct calculation of net asset over the number of units allocated to the Sub-Account. Due to the timing difference of the launch date of certain VUL products, some Sub-Accounts may have multiple unit values even though these products have no expense charges that result in a direct reduction to unit values.

4 Due to the timing difference of the launch date of certain VUL products, some Sub-Accounts may have multiple unit values even though these products have no expense charges that result in a direct reduction to unit values.

Nassau Life
Insurance Company
(a wholly owned subsidiary of
The Nassau Companies of New York)
Statutory Financial Statements and
Supplemental Schedules
December 31, 2023, 2022 and 2021

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)

i

Independent Auditors’ Report

The Board of Directors
Nassau Life Insurance Company:

Opinions

We have audited the financial statements of Nassau Life Insurance Company (the Company), which comprise the statements of admitted assets, liabilities, capital and surplus as of December 31, 2023 and 2022, and the related statements of income and changes in capital and surplus, and cash flows for each of the years in the three-year period ended December 31, 2023, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2023, in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2023.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Emphasis of Matter

Nassau Life Insurance Company and Delaware Life Insurance Company of New York merged effective July 1, 2023 with Nassau Life Insurance Company as the survivor. As discussed in Note 1, Note 3, and Note 19 to the financial statements, accounting practices prescribed or permitted by the New York State Department of Financial Services require that the financial statements of Nassau Life Insurance Company be revised to reflect the merger as of the beginning of the prior period. Our opinions on the financial statements are not modified with respect to this matter.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●    Exercise professional judgment and maintain professional skepticism throughout the audit.

●    Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●    Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●    Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●    Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the summary of Investments - other than investments in related parties, the supplementary insurance information, and the supplementary schedule - reinsurance, is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Securities and Exchange Commission. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Hartford, Connecticut
April 1, 2024

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Statements of Admitted Assets, Liabilities, Capital and Surplus
(in thousands)

	As of December 31,
	2023	2022 [1]
Assets:
Bonds	$6,993,422	$7,545,870
Contract loans	2,496,443	2,482,361
Real estate, at depreciated cost	27,446	27,148
Preferred stock	49,028	50,783
Common stock	143,650	27,213
Mortgage loans	517,608	535,875
Cash, cash equivalents and short-term investments	162,242	148,609
Derivatives	3,547	—
Other invested assets	445,747	447,577
Receivables for securities	5,820	3,163
Derivative collateral	63,468	70,474
Total cash and invested assets	10,908,421	11,339,073
Deferred and uncollected premiums	59,164	59,163
Due and accrued investment income	172,735	175,111
Current federal and foreign income tax	11,007	—
Reinsurance recoverables	6,291	11,029
Deferred tax asset	41,533	66,291
Receivables from affiliates	10,503	18,463
Other assets	7,743	10,274
Separate account assets	3,033,301	2,926,015
Total assets	$14,250,698	$14,605,419

Liabilities:
Reserves for future policy benefits	9,364,960	9,804,086
Policyholders’ funds	605,799	411,844
Dividends to policyholders	107,165	112,411
Policy benefits in course of settlement	198,925	116,175
Amounts payable on reinsurance	11,778	34,171
Accrued expenses and general liabilities	161,842	84,700
Current federal and foreign income tax	—	16,792
Reinsurance funds withheld liability	328,562	357,459
Interest maintenance reserve (“IMR”)	68,250	97,902
Transfers to (from) separate account due and accrued	(65,380)	(30,847)
Asset valuation reserve (“AVR”)	117,069	126,354
Purchase price payable and merger adjustments	—	178,922
Separate account liabilities	3,033,301	2,926,015
Total liabilities	13,932,271	14,235,984

Capital and surplus:
Common stock, $1,000 par value (10,000 shares authorized; 10,000 shares issued and outstanding)	10,000	10,000
Paid-in surplus	634,333	614,333
Surplus notes	126,418	126,392
Special surplus funds	2,500	2,500
Unassigned surplus	(454,824)	(383,790)
Total surplus	318,427	369,435
Total liabilities, capital and surplus	$14,250,698	$14,605,419
———————
[1]Amounts for 2022 have been restated for the merger of Nassau Life Insurance Company with Delaware Life Insurance Company of New York.
The accompanying notes are an integral part of these financial statements.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Statements of Income and Changes in Capital and Surplus
(in thousands)

	For the years ended December 31,
	2023	2022 [1]	2021 [1]
Income:
Premium and annuity considerations	$343,202	$305,818	$309,570
Net investment income and amortization of IMR	578,124	621,969	718,275
Commissions and expense allowances on reinsurance ceded	14,037	14,710	14,432
Reserve adjustments on reinsurance ceded	(223,767)	(238,878)	(209,653)
Fees associated with separate account and other miscellaneous income	98,416	107,029	123,076
Total income	810,012	810,648	955,700

Current and future benefits:
Death benefits	566,114	464,636	470,510
Disability and health benefits	3,126	2,457	2,686
Annuity benefits and matured endowments	70,219	72,568	65,660
Surrender benefits	632,220	503,057	524,203
Interest on policy or contract funds	22,851	12,331	10,141
Settlement option payments	22,254	22,669	16,586
Net transfers to (from) separate accounts, net of reinsurance	(267,135)	(178,166)	(298,598)
Change in reserves for future policy benefits and policyholders’ funds	(439,129)	(329,194)	(217,516)
Total current and future benefits	610,520	570,358	573,672

Operating expenses:
Direct commissions	8,528	6,962	8,689
Commissions and expense allowances on reinsurance assumed	5,998	5,167	5,366
Premium, payroll and miscellaneous taxes	6,088	9,440	7,644
Other operating expenses	93,395	95,906	129,696
Total operating expenses	114,009	117,475	151,395
Net gain (loss) from operations before dividends and federal income taxes	85,483	122,815	230,633
Dividends to policyholders	69,339	78,002	57,291
Net gain from operations after dividends and before federal income taxes	16,144	44,813	173,342
Federal and foreign income tax expense (benefit)	(16,814)	6,143	28,581
Net gain from operations before realized capital gains (losses)	32,958	38,670	144,761
Realized capital gains (losses), net of income taxes and IMR	(40,550)	13,343	(3,380)
Net income (loss)	(7,592)	52,013	141,381

Changes in capital and surplus:
Change in unrealized capital gains (loss), net of tax	(8,145)	(58,141)	4,184
Change in deferred income taxes	737	1,101	(9,241)
Change in non-admitted assets	(27,743)	(22,579)	15,042
Change in asset valuation reserve	9,286	37,108	(12,381)
Change in surplus notes	26	26	26
Dividends to stockholder	—	(274,026)	(78,232)
Capital and paid-in surplus	20,000	—	—
Other surplus changes, net	(27,490)	(7,570)	13,968
Merger adjustments	(10,087)	283,650	(12,233)
Net increase (decrease) in capital and surplus	(51,008)	11,582	62,514
Capital and surplus, beginning of year	369,435	357,853	295,339
Capital and surplus, end of year	$318,427	$369,435	$357,853
———————
[1]Amounts for 2022 and 2021 have been restated for the merger of Nassau Life Insurance Company with Delaware Life Insurance Company of New York.
The accompanying notes are an integral part of these financial statements.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Statements of Cash Flows
(in thousands)

	For the years ended December 31,
	2023	2022 [1]	2021 [1]
Cash provided by (used for) operations:
Premiums	$405,807	$372,950	$376,015
Investment and other income	811,315	849,743	990,688
Claims and benefits	(1,668,638)	(1,580,595)	(1,477,741)
Dividends paid	(110,858)	(90,841)	(100,329)
Commissions and other expenses	(106,755)	(106,853)	(136,438)
Net transfers from separate accounts	232,602	232,885	288,286
Federal income taxes recovered (paid)	(17,812)	(16,327)	(21,062)
Net cash provided by (used for) operations	(454,339)	(339,038)	(80,581)

Cash provided by (used for) investments:
Proceeds from sales, maturities and repayments of bonds	850,727	1,118,031	1,544,755
Proceeds from sales, maturities and repayments of stocks	2,426	16,489	77,692
Proceeds from sales, maturities and repayments of mortgage loans	39,311	123,722	46,607
Proceeds from sales, maturities and repayments of other invested assets	48,048	301,759	39,793
Proceeds from sales, maturities and repayments of other investments	—	—	1,831
Cost of bonds acquired	(343,941)	(632,663)	(1,366,825)
Cost of stocks acquired	(303,285)	(4,117)	(21,458)
Cost of mortgage loans acquired	(22,514)	(55,370)	(105,812)
Cost of other invested assets acquired	(53,803)	(169,566)	(107,755)
Cost of other investments acquired	(9,544)	(74,539)	(12,778)
Net decrease (increase) in contract loans	(14,161)	20,317	(23,665)
Net cash provided by (used for) investments	193,264	644,063	72,385

Cash provided by (used for) financing and miscellaneous sources:
Capital and paid-in surplus	20,000	—	—
Net deposits (withdrawals) of deposit-type contracts	193,955	(13,309)	(50,429)
Dividends to stockholder	—	(274,026)	(78,232)
Other cash provided (applied)	60,753	11,689	(23,795)
Net cash provided by (used for) financing and miscellaneous uses	274,708	(275,646)	(152,456)
Net increase (decrease) in cash and short-term investments	13,633	29,379	(160,652)
Cash and short-term investments, beginning of year	148,609	119,230	279,882
Cash and short-term investments, end of year	$162,242	$148,609	$119,230
———————
[1]Amounts for 2022 and 2021 have been restated for the merger of Nassau Life Insurance Company with Delaware Life Insurance Company of New York.

The accompanying notes are an integral part of these financial statements.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements
(in thousands except where noted in millions)

1.     Description of Business

Nassau Life Insurance Company (“NNY” or the “Company”), domiciled in the State of New York, is a wholly-owned subsidiary of the Nassau Companies of New York (“NCNY” or the “Parent”) and an indirect subsidiary of Nassau Financial Group, L.P. (“Nassau”). Nassau is a financial services company providing life insurance and annuities, reinsurance and asset management.

On July 1, 2023, NNY completed its acquisition of Delaware Life Insurance Company of New York (“DLNY”) from Delaware Life Insurance Company, after receipt of insurance regulatory approval by the New York Department of Financial Services (the “NYDFS” or the “Department”). Effective July 5, 2023, DLNY merged with and into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 68, Business Combinations and Goodwill, the acquisition was treated as a statutory merger. Under the statutory merger method of accounting, the former statutory bases of accounting for DLNY were retained, and the accounts of NNY were restated to include the accounts of DLNY. DLNY was a provider of life insurance and annuity products with approximately 16,000 policyholders and $1.6 billion in assets. This acquisition provides scale benefits to the Company and supports continued focus on building the Nassau franchise.

NNY is a provider of life insurance and annuity products. The Company’s life insurance products include whole life, universal life, variable universal life, variable life and other insurance products. NNY offers single-life and multiple-life products. Most of the Company’s whole life policies were written prior to its demutualization in 2001 and are part of a closed block (the “Closed Block”) of existing in-force traditional participating life insurance business established at the time of the demutualization to protect the future dividends of these policyholders. The Company also offers annuity products including both deferred and immediate varieties. Deferred annuities accumulate for a number of years before periodic payments begin and enable the contract owner to save for retirement and provide options that protect against outliving assets during retirement. Immediate annuities are purchased by means of a single lump sum payment and begin paying periodic income within the first year.

2.    Summary of Significant Accounting Policies

Basis of presentation

The significant accounting policies, which are used by NNY in the preparation of the statutory financial statements, are described below.

These financial statements were prepared on the basis of accounting practices (“STAT”) prescribed or permitted by the NYDFS. These practices are predominately promulgated by the National Association of Insurance Commissioners (the “NAIC”).

These practices differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). The major differences from U.S. GAAP practices are as follows:

•The costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred for STAT and are capitalized as deferred acquisition costs (“DAC”) and then amortized for U.S. GAAP.
•Statutory concepts such as non-admitted assets, asset valuation reserve and interest maintenance reserve are recognized only for STAT.
•Bonds are primarily carried at amortized cost for STAT and at fair value for U.S. GAAP.
•For certain deposit-type contracts in the accumulation stage and for annuity products, deposits are reported as annuity considerations (a revenue item) for statutory reporting, while U.S. GAAP reports these as deposits via the balance sheet.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
•For STAT, wholly owned subsidiaries are not consolidated, but subsidiary earnings and losses and other changes in capital and surplus are accounted for as unrealized gains and losses. Dividends received from subsidiaries are treated as investment income. For U.S. GAAP, results of wholly owned subsidiaries are consolidated.
•Under STAT, for universal life, variable life, interest sensitive life, variable universal life policies and variable annuity contracts, premiums or deposits are recognized as revenue and withdrawals are recognized as surrender benefits. Benefits, losses and related expenses are matched with premiums over the related contract periods. For U.S. GAAP, amounts received as payments for universal life, variable life, variable universal life and other investment-type contracts are considered deposits and are not included in premiums. Withdrawals taken from these contracts are generally considered returns of policyholder account balances and are not included in surrender benefits for U.S. GAAP.
•Statutory reserves are based on different assumptions than they are under U.S. GAAP.
•For STAT, the cost of employee pension benefits, including prior service costs, is recognized as the employer contributions are made to fund the costs.
•Assets and liabilities are reported net of reinsurance balances for STAT and gross for U.S. GAAP.
•Surplus notes issued by the Company are recorded as a component of surplus for STAT and as debt for U.S. GAAP.
•The statutory provision for federal income taxes represents estimated amounts currently payable based on taxable income or loss reported in the current accounting period as well as changes in estimates related to prior year taxes. Deferred income taxes are provided in accordance with SSAP No. 101, Income Taxes, a Replacement of SSAP No. 10R and SSAP No. 10, and changes in deferred income taxes are recorded through surplus. SSAP No. 101 adopts the U.S. GAAP valuation allowance standard and also limits the recognition of deferred tax assets (“DTAs”) based on certain admissibility criteria. The U.S. GAAP provision would include a provision for taxes currently payable as well as deferred taxes, both of which would be recorded in the income statement. Under SSAP No. 101, in conjunction with SSAP No. 5R as modified to replace the “probable” standard with a “more likely than not” standard, companies must establish a liability related to uncertain tax positions where management determines that it is more likely than not a claimed tax benefit would not be sustained if audited. SSAP No. 101 specifically rejects the corresponding U.S. GAAP guidance. For U.S. GAAP, the Company accounts for income taxes in accordance with Accounting Standards Codification (“ASC”) 740, Accounting for Income Taxes. Income tax expense or benefit is recognized based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. Deferred tax assets and/or liabilities are determined by multiplying the differences between the financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled. Valuation allowances on deferred tax assets are recorded to the extent that management concludes that it is more likely than not that an asset will not be realized. For both STAT and U.S. GAAP, the Company assesses all significant tax positions to determine if a liability for an uncertain tax position is necessary and, if so, the impact on the current or deferred income tax balances.
•Merged entities’ financial statements are restated as if the merger occurred at the beginning of the earliest period presented. For U.S. GAAP, financial statements are typically not restated, but post-acquisition activity and balance sheet amounts are reflected from the acquisition date.
•Acquired entities are carried at statutory book value with the difference between purchase price and book value recorded directly against statutory surplus. For U.S. GAAP, acquired entities are carried at fair value as of the acquisition date with any difference between purchase price and fair value recorded to goodwill.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change, such as possibility for elevated mortality rates and market volatility. Actual results may differ from those estimates. Significant estimates and assumptions used in determining insurance and contractholder liabilities, income taxes, contingencies and valuation allowances for invested assets are discussed throughout the Notes to Statutory Financial Statements. To be consistent with the current year presentation, certain prior year reclassifications have been made.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Recent accounting pronouncements

In 2023, the NAIC adopted revisions to SSAP No. 26R, Bonds, and SSAP No. 43R, Loan-Backed and Structured Securities, to incorporate the principles-based bond definition for use in determining whether an investment (i.e., security) qualifies for reporting as a bond into statutory accounting guidance and to address the accounting treatment for securities that do qualify as bonds. SSAP No. 2R, Cash, Cash Equivalents, Drafts and Short-Term Investments, was also revised to exclude asset-backed securities from being reported as a cash equivalent or short-term investment. These revisions have an effective date of January 1, 2025, and the Company is assessing the impact on its financial position and results of operations.

The Company did not adopt any accounting standards during 2023 that had a material impact on these financial statements.

Going concern

Management has evaluated the Company’s ability to continue as a going concern and concluded that there is not substantial doubt about the Company’s ability to continue as a going concern.

Liquidity and regulatory capital requirements

NCNY serves as the holding company for NNY and does not have any significant operations of its own. In addition to existing cash and securities, the holding company’s primary source of liquidity consists of dividends from NNY. Dividends to the Parent from NNY are limited under the insurance company laws of New York.

NNY is required to report risk-based capital (“RBC”) under the insurance company laws of New York. RBC is based on a formula calculated by applying factors to various assets, premium and statutory reserve items taking into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. The insurance laws give the states explicit regulatory authority to require various actions by, or take various actions against, insurers whose total adjusted capital (“TAC”) does not exceed certain RBC levels. NNY has RBC ratios in excess of the minimum levels required by the applicable insurance regulations.

In connection with the July 2023 acquisition of DLNY, Nassau committed to the NYDFS to maintain NNY’s Company Action Level RBC at or above 300% and its surplus to policyholder reserves ratio (excluding separate accounts) at or above 3.5% through June 2028, during which time NNY can pay ordinary dividends without prior approval when those ratios are maintained. Further, this commitment may be terminated earlier under certain circumstances. As of December 31, 2023, RBC and the surplus to policyholder reserves ratio were in excess of these levels.

In addition to the statutory limitations on paying dividends, the Company also considers the level of statutory capital and RBC of the entity and other liquidity requirements. NNY may have less flexibility to pay dividends to the parent company if the Company experiences declines in either statutory capital or RBC in the future.

Investments

Investments are recognized in accordance with methods prescribed by the NAIC.

Investments in bonds include public and private placement bonds and mortgage-backed securities. Bonds with an NAIC designation of 1-5 are carried at amortized cost using the interest method while those with an NAIC designation of 6 are carried at the lower of amortized cost or fair value. Mortgage-backed and structured securities are assigned an NAIC designation in accordance with SSAP No. 43R, Loan-Backed and Structured Securities. Amortized cost for mortgage-backed and structured securities is determined using the interest method, utilizing anticipated cash flows based upon prepayment assumptions. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. Amortization is adjusted for significant changes in estimated cash flows from the original purchase assumptions.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Redeemable preferred stock that has a NAIC designation of 1-3 is stated at amortized cost and those with a designation of 4-6 are carried at the lower of amortized cost or fair value. Mandatory convertible preferred, redeemable or perpetual and perpetual preferred stocks are carried at the lower of fair value or the current effective call price.

With the exception of the Company’s investment in Federal Home Loan Bank (“FHLB”) common stock, unaffiliated common stock is carried at fair value. The Company’s investment in FHLB common stock is carried at cost, which represents the price at which the FHLB will repurchase the stock.

Mortgage loans on real estate are carried at the outstanding principal balance, less any allowances for credit losses.

Contract loans are generally reported at their unpaid balances and are collateralized by the cash values of the related policies.

Short-term investments and cash equivalents are carried at amortized cost. NNY considers highly liquid investments purchased between ninety days and one year of maturity to be short-term investments and highly liquid investments purchased with ninety days or less of maturity to be cash equivalents.

Other invested assets primarily include limited partnerships, limited liability companies and residual tranches of securitizations. Interests in limited partnerships and limited liability companies are carried at cost adjusted for NNY’s equity in undistributed earnings or losses since acquisition, less allowances for other-than-temporary declines in value, based upon audited financial statements in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies. Residual tranches of securitizations are reported at the lower of cost or market. Recognition of net investment income occurs when cash distributions of income are received.

Investments in affiliates represent direct and indirect ownership in the common stock of subsidiaries that are included in common stock. The Company has an investment in subsidiary, Nassau Life Insurance Company ABS A-I LLC (“ABS A” or “NNY A-1”), an investment SPV, that was formed in 2023. The Company admits the underlying GAAP equity in accordance with SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated (“SCA”) Entities.

Home office real estate is generally valued at depreciated cost. Depreciation of real estate is calculated using the straight-line method over the estimated lives of the assets (generally 40 years).

Realized capital gains and losses on investments are determined using the first-in, first-out (“FIFO”) method. Those realized capital gains and losses resulting from interest rate changes are deferred and amortized to income over the stated maturity of the disposed investment utilizing the Interest Maintenance Reserve (“IMR”) Grouped Method. Unrealized capital gains and losses, resulting from changes in the difference between cost and the carrying value of investments, are reflected in the Statements of Income and Changes in Capital and Surplus.

The Company’s accounting policy requires that a decline in the value of a bond or equity security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. In addition, for securities expected to be sold, an other-than-temporary impairment (“OTTI”) charge is recognized if the Company does not expect the fair value of a security to recover to its cost or amortized cost basis prior to the expected date of sale.

Securities that are in an unrealized loss position are reviewed at least quarterly to determine if an OTTI is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for securities not subject to SSAP No. 43R is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and (c) whether the debtor is current on contractually obligated payments.

For securities that are not subject to SSAP No. 43R, if the decline in value of a bond or equity security is other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security. Impairment losses are recorded through the IMR.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
For certain securitized financial assets with contractual cash flows (including asset-backed securities), SSAP No. 43R requires the Company to periodically update its best estimate of cash flows over the life of the security. If management determines that its best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment are less than its amortized cost, then an OTTI charge is recognized equal to the difference between the amortized cost and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment. The Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment becomes its new cost basis. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. As a result, actual results may differ from estimates. In addition, if the Company does not have the intent and ability to hold a security subject to the provisions of SSAP No. 43R until the recovery of value, the security is written down to fair value.

Loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. In a troubled debt restructuring where the Company receives assets in full or partial satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. Any remaining loan is evaluated prospectively for impairment. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans.

Derivatives

Equity Index Options

An equity index option gives the option holder the right to buy or sell the equity index at a predetermined price (strike price) at a specified time (maturity) agreed upon at the inception of the contract. An equity index put option affords the holder the right to sell the equity index at a strike price at the maturity date while an equity index call option affords the holder the right to buy the equity index at the strike price.

The Company uses equity index call options. The Company is exposed to credit-related losses in the event of nonperformance by a counterparty’s failure to meet its obligations. Given the Company enters into derivative contracts with highly rated counterparties and diversifies this exposure across a number of counterparties, the Company is exposed to minimum credit risk.

The Company uses equity index options in two instances: 1) To hedge against market risks from changes in equity index price associated with certain annuity products; or 2) To replicate the option payoff profile associated with certain equity-linked life and annuity products. The statutory accounting treatment for these hedges is that they are valued at fair or market value, and changes in the value of these hedges are reflected directly through surplus.

The unrealized gain/(loss) during the period representing equity index options was $(2.6) million, $0 and $0 as of December 31, 2023, 2022 and 2021, respectively.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Interest Rate Swaps

An interest rate swap is an agreement between two parties to exchange cash flows in the future. Typically, one of the cash flow streams is based on a fixed interest rate set at the inception of the contract, and the other is a floating rate indexed to a reference rate that resets periodically. At the outset of the contract, generally, there is neither an exchange of cash nor a payment of principal by the parties; hence the term “notional principal.” At each settlement date, the fixed and floating interest rates times the notional principal determine the cash flows to be exchanged, and the resulting net payment amount between these interest cash flows is made from one party to the other.

The Company uses interest rate swaps to hedge against market risks in assets or liabilities from substantial changes in interest rates. In an interest rate swap, the Company agrees with another party (referred to as the counterparty) to exchange cash flows at specified intervals for a set length of time, based on the specified notional principal amount.

The Company uses interest rate swaps to hedge exposure to changes in interest rates. The Company uses interest rate swaps to manage interest rate exposure to certain floating rate available-for-sale debt securities where the terms or expected cash flows of the hedged item closely match the terms or expected cash flows of the swap.

Foreign Currency Forwards

The Company uses foreign currency forwards to hedge against market risks from changes in foreign currency exchange rates. Currency forward contracts are used to hedge collateralized loan obligation (“CLO”) asset exposure denominated in a foreign (EUR) currency back to U.S. dollars. Under foreign currency forwards, the Company agrees with another counterparty to lock in the exchange rate for the purchase or sale of a currency on a future date.

The unrealized gain(loss) for non-qualified hedges representing foreign currency forwards was ($0.1) million, $0 and $(0.1) million for the years ended December 31, 2023, 2022 and 2021, respectively.

The Company had derivatives accounted for as cash flow hedges of forecasted transactions and no derivative contracts with financing premiums.

Net investment income

Net investment income primarily represents interest and dividends received or accrued on bonds, common and preferred stock, short-term investments, mortgage loans and real estate. It also includes amortization of any purchase premium or discount using the interest method, adjusted retrospectively for any change in estimated yield-to-maturity. For partnership investments, income is earned when cash distributions of income are received. Investment income due and accrued that is deemed uncollectible is charged against net investment income in the period such determination is made, while investment income greater than 90 days past due is non-admitted and charged directly to surplus. There was $173.7 million and $176.9 million gross due and accrued investment income at December 31, 2023 and 2022, respectively. There was $1.0 million and $1.8 million due and accrued investment income non-admitted at December 31, 2023 and 2022, respectively. There was $172.7 million and $175.1 million net due and accrued investment income at December 31, 2023 and 2022, respectively.

Non-admitted assets

In accordance with regulatory requirements, certain assets, including certain receivables, certain investments in limited liability companies, certain deferred tax assets, prepaid expenses and furniture and equipment, are not allowable and must be charged against surplus and are reported in the Statements of Income and Changes in Capital and Surplus. Total non-admitted assets at December 31, 2023 and 2022 were $110.1 million and $82.4 million, respectively. Changes for the years ended December 31, 2023, 2022 and 2021 increased (decreased) surplus by $(27.7) million, $(22.6) million and $15.0 million, respectively.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Separate accounts

Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of NNY. The assets are carried at fair value and the liabilities are set equal to the assets. Net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

Appreciation or depreciation of NNY’s interest in the separate accounts, including undistributed net investment income, is reflected in net investment income. Contractholders’ interests in net investment income and realized and unrealized capital gains and losses on separate account assets are not reflected in net income.

NNY’s separate account products include variable annuities and variable life insurance contracts. Many of NNY’s contracts offer various guaranteed minimum death, accumulation, withdrawal and income benefits. The Company currently reinsures a significant portion of the death benefit guarantees associated with its in-force block of business. Reserves for the guaranteed minimum death, accumulation, withdrawal and income benefits are determined in accordance with NYDFS Insurance Regulation 213 (“Reg 213”).

Insurance liabilities

Benefit and loss reserves, included in reserves for future policy benefits, are established in amounts adequate to meet estimated future obligations on policies in force. Benefits to policyholders are charged to operations as incurred.

Reserves for future policy benefits are determined using assumed rates of interest, mortality and morbidity consistent with statutory requirements. Most life insurance reserves for which the 1958 CSO and 1980 CSO mortality tables are used as the mortality basis are determined using a modified preliminary term reserve method. The net level premium method is used in determining life insurance reserves based on earlier mortality tables. For certain products issued on or after January 1, 2000, NNY adopted the 20 year select factors in the NAIC Valuation of Life Insurance Policies Model Regulation for both the basic and the deficiency reserve, and NNY’s X factors for the deficiency reserve. Annuity reserves principally use Actuarial Guideline (“AG”) 33 and Reg 213 to calculate reserve balances. AG33 uses prescribed methods and assumptions to determine the minimum statutory reserves. Reg 213, which was effective beginning in 2020, requires that reserves for contracts are based on the greater of the Standard Scenario Amount (“SSA”) and the Valuation Manual Section 21 (“VM-21”) reserve, which uses stochastic projections under company and prescribed assumptions to determine the final reserve. The Company holds reserves greater than those developed under the minimum statutory reserving rules when it is determined that the minimum statutory reserves are inadequate. Actual results could differ from these estimates and may result in the establishment of additional reserves. The Company monitors actual experience and, where circumstances warrant, revises assumptions and the related estimates for policy reserves.

As of December 31, 2023 and 2022, the Company calculated its reserves for variable annuity products under Reg 213.

As of December 31, 2023 and 2022, there were $82.0 million and $116.9 million, respectively, of cash flow testing reserves resulting from asset adequacy testing.

Claim and loss liabilities, included in reserves for future policy benefits, are established in amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Fees associated with separate accounts and other miscellaneous income

Fees consist of contract charges assessed against the fund values and are recognized, when earned.

Premium income and related expenses

Generally, premium income and annuity considerations for fixed payment policies are recognized as income when due and premium income and annuity considerations for variable payment policies or contracts is recognized as income when paid. Related underwriting expenses, commissions and other costs of acquiring the policies and contracts are charged to operations as incurred. For certain deposit-type variable contracts in the accumulation stage, NNY reports deposits as revenues and withdrawals as benefits. This method of reporting applies to deposits and withdrawals for both general account activity and transfers to/from separate accounts.

Stockholder dividends

New York Insurance Law allows a domestic stock life insurer to distribute an ordinary dividend where the aggregate amount of such dividend in any calendar year does not exceed the greater of 10% of its surplus to policyholders as of the immediately preceding calendar year or its net gain from operations for the immediately preceding calendar year, not including realized capital gains, not to exceed 30% of its surplus to policyholders as of the immediately preceding calendar year. The foregoing ordinary dividend can only be paid out of earned surplus, which is defined as an insurer’s positive unassigned funds, excluding 85% of the change in net unrealized gains or losses less capital gains tax for the preceding year. Under this section, an insurer cannot distribute an ordinary dividend in the calendar year immediately following a calendar year for which the insurer’s net gain from operations, not including realized capital gains, was negative. If a company does not have sufficient positive earned surplus to pay an ordinary dividend, an ordinary dividend can still be paid where the aggregate amount is the lesser of 10% of its surplus to policyholders as of the immediately preceding calendar year or its net gain from operations for the immediately preceding calendar year, not including realized capital gains. Based on this calculation, NNY has the capacity to pay dividends of $30.8 million in 2024.

During 2023, 2022 and 2021, the Company paid cash dividends of $0, $274.0 million and $78.2 million, respectively, to its Parent.

Reinsurance

NNY utilizes reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth. Reinsurance arrangements do not relieve the Company as primary obligor for policyholder liabilities.

Assets and liabilities related to reinsurance ceded contracts are reported on a net basis.

Policyholder dividends

Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of NNY. The amount of policyholder dividends to be paid is determined annually by NNY’s Board of Directors. The aggregate amount of policyholder dividends is related to the actual interest, mortality, morbidity and expense experience for the year and NNY’s judgment as to the appropriate level of statutory surplus to be retained (see Note 3 – “Significant Transactions, Closed Block”).

Income taxes

The Company is included in the consolidated federal income tax return of The Nassau Companies, Inc. (“NC”) and its subsidiaries. The method of allocation among affiliates of the Company is subject to written agreement approved by the Board of Directors and based upon separate return calculations with current credit for net losses to the extent the losses provide a benefit in the consolidated tax return.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. Deferred tax assets are admitted in accordance with the admissibility test prescribed by SSAP No. 101. The change in deferred tax is recorded as a component of surplus.

Employee benefit plans

NCNY sponsors a non-contributory, qualified defined benefit pension plan (“Pension Plan”). Retirement benefits are a function of both years of service and level of compensation. NCNY also sponsors a non-qualified supplemental defined benefit plan (“Supplemental Plan”) to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. NCNY’s funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974 (“ERISA”). NCNY also provides certain health care and life insurance benefits for active employees.

The Company participates in the Pension Plan and Supplemental Plan. For purposes of statutory accounting, the Company has no legal obligation for benefits under these plans. The Company’s share of net expenses for these plans was $0.5 million, $4.3 million and $9.1 million for 2023, 2022 and 2021, respectively.

Nassau employees are covered by a qualified defined contribution plan sponsored by NCNY. NCNY’s match percentage is dollar for dollar to a maximum of 5% of eligible 401(k) earnings. The Company’s contribution for the plan was $0.8 million, $0.9 million and $0.9 million for 2023, 2022 and 2021, respectively.

The Company historically provided certain other postretirement benefits to retired employees through a plan sponsored by NCNY. For purposes of statutory accounting, the Company has no legal obligation for benefits under this plan. The Company had net benefits of $0, $0 and $0 for 2023, 2022 and 2021, respectively.

Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits and the net assets of the plans available for benefits is omitted, as the information is not separately calculated for NNY’s participation in the plans. NCNY, the plan sponsor, establishes an accrued liability and charges any applicable employee benefit expenses to NNY through a cost allocation process. Effective March 31, 2010, all benefit accruals under the funded and unfunded defined benefit plans were frozen.

Surplus

The portion of unassigned surplus increased/(reduced) by cumulative unrealized gains/(losses) was $61.0 million, $(44.4) million and $29.5 million as of December 31, 2023, 2022 and 2021, respectively.

Pursuant to SSAP No. 72, Surplus and Quasi-Reorganizations, the Company reclassified its negative unassigned surplus balance of $896.9 million to gross paid-in and contributed surplus as of June 30, 2016, which had the effect of setting the Company’s statutory unassigned surplus to zero as of this date. This change in accounting was approved by the NYDFS. This change had no immediate impact on dividend capacity and no impact to risk-based capital.

Non-cash items

The Statements of Cash Flows exclude non-cash items, such as the following:

•Non-cash investment transactions, such as tax-free exchanges;
•Accretion of amortization or accrual of discount for investments;
•Depreciation expense;
•Modified coinsurance (“MODCO”) reinsurance adjustments, including inception ceded/assumed premium amounts; and
•Accruals of capital contributions approved by the domiciliary commissioner.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The Statements of Cash Flows exclude the following significant non-cash items for the years ended December 31, 2023, 2022 and 2021:

•$0, $24.2 million and $54.2 million of non-cash investment exchanges as of December 31, 2023, 2022 and 2021, respectively.

3.    Significant Transactions

Closed block

On the date of demutualization, NNY established the closed block for the benefit of holders of certain individual participating life insurance policies and annuities of NNY for which NNY had a dividend scale payable at the time of demutualization. Assets were allocated to the closed block in an amount that will produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies. This includes, but is not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect at the time of demutualization, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if such experience changes. The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect at the time of demutualization had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in force.

The excess of closed block liabilities over closed block assets at the effective date of the demutualization represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, NNY will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, NNY will recognize only the actual earnings in income.

The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes and income taxes. The principal income and expense items excluded from the closed block are management, maintenance, commission and certain investment expenses of the closed block.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Delaware Life acquisition and merger

After NNY completed its 2023 acquisition of DLNY, DLNY was merged with and into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with SSAP No. 68, Business Combinations and Goodwill, the acquisition was treated as a statutory merger. Income of the combined reporting entity is required to include income of the constituents for the entire fiscal period in which the combination occurs and the balance sheet and the statements of operations for all years presented shall be restated, as required by SSAP No. 3, Accounting Changes and Corrections of Errors. The statements of operations and cash flow were restated for 2022 and 2021. Refer below to Note 19 – “The Merger” for further details regarding the merger and restatement. All 2023 amounts in the Notes to the Statutory Financial Statements were restated to reflect the statutory merger, unless otherwise indicated.

4.    Investments

Information pertaining to NNY’s investments, net investment income and capital gains and losses on investments follows.

Bonds, common stock and preferred stock

The carrying value and fair value of investments in bonds, common stock and preferred stock as of December 31, 2023 were as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

U.S. government	$240,740	$1	$(73,111)	$167,630
All other governments	102,769	605	(15,190)	88,184
States, territories and possessions	34,814	208	(2,578)	32,444
Political subdivisions of states, territories and possessions	64,588	367	(4,949)	60,006
Special revenue	381,050	1,364	(37,390)	345,024
Industrial and miscellaneous (unaffiliated)	4,303,925	30,077	(443,448)	3,890,554
Parent, subsidiaries and affiliates	60,719	407	(5,551)	55,575
Hybrid securities	147,094	177	(11,345)	135,926
Mortgage-backed and asset-backed securities	1,657,723	7,122	(187,672)	1,477,173
Total bonds	$6,993,422	$40,328	$(781,234)	$6,252,516

Preferred stock	$49,028	$668	$(1,460)	$48,236
Common stock	$38,368	$—	$—	$38,368
Common stock - affiliate	$105,282	$—	$—	$105,282

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The carrying value and fair value of investments in bonds, common stock and preferred stock as of December 31, 2022 were as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

U.S. government	$241,993	$2	$(74,238)	$167,757
All other governments	105,654	901	(16,599)	89,956
States, territories and possessions	34,023	151	(2,703)	31,471
Political subdivisions of states, territories and possessions	75,803	171	(7,191)	68,783
Special revenue	434,440	762	(50,898)	384,304
Industrial and miscellaneous (unaffiliated)	4,870,550	18,452	(610,516)	4,278,486
Parent, subsidiaries and affiliates	59,032	431	(5,631)	53,832
Hybrid securities	170,313	51	(18,121)	152,243
Mortgage-backed and asset-backed securities	1,554,062	2,962	(194,088)	1,362,936
Total bonds	$7,545,870	$23,883	$(979,985)	$6,589,768

Preferred stock	$50,783	$479	$(2,550)	$48,712
Common stock	$27,213	$—	$—	$27,213

The gross unrealized capital gains (losses) on bonds and preferred stock were not reflected in surplus for the years ended December 31, 2023 and 2022.

The aging of temporarily impaired general account debt securities as of December 31, 2023 was as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government	$483	$(69)	$167,014	$(73,042)	$167,497	$(73,111)
All other governments	11,583	(329)	70,368	(14,861)	81,951	(15,190)
States, territories and possessions	2,663	(291)	23,986	(2,287)	26,649	(2,578)
Political subdivisions	6,415	(451)	38,476	(4,498)	44,891	(4,949)
Special revenue	42,521	(3,100)	254,730	(34,290)	297,251	(37,390)
Industrial and miscellaneous (unaffiliated)	388,043	(58,285)	2,953,840	(385,163)	3,341,883	(443,448)
Parent, subsidiaries and affiliates	23,859	(1,296)	28,431	(4,255)	52,290	(5,551)
Hybrid securities	17,457	(2,087)	110,289	(9,258)	127,746	(11,345)
Mortgage-backed and asset-backed securities	195,894	(10,797)	954,632	(176,875)	1,150,526	(187,672)
Total bonds	$688,918	$(76,705)	$4,601,766	$(704,529)	$5,290,684	$(781,234)
Number of positions at unrealized loss		501		1,852		2,353

The Company reported $6.5 million and $10.6 million of gross unrealized gains and $(9.4) million and $(0.1) million of gross unrealized losses related to common stock for the periods ended December 31, 2023 and 2022, respectively, which reflected the difference between cost and fair value for common stock. For the period ended December 31, 2023, the fair value of common stock securities in a continuous unrealized loss position for less than 12 months was $18.8 million with unrealized losses of $9.4 million and the fair value of common stock securities in a continuous unrealized loss position for greater than 12 months was $0 with unrealized losses of $0.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
As of December 31, 2023, there are 71 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months are $34.7 million. Securities in an unrealized loss position for over 12 months consisted of 1,852 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, the Company expects to recover the entire amortized cost basis of these securities. In its evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

The aging of temporarily impaired general account debt securities as of December 31, 2022 was as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government	$80,084	$(10,009)	$87,540	$(64,229)	$167,624	$(74,238)
All other governments	69,866	(11,187)	13,565	(5,412)	83,431	(16,599)
States, territories and possessions	24,533	(2,703)	—	—	24,533	(2,703)
Political subdivisions	55,952	(7,191)	—	—	55,952	(7,191)
Special revenue	307,480	(36,649)	34,218	(14,249)	341,698	(50,898)
Industrial and miscellaneous (unaffiliated)	3,487,828	(504,289)	328,394	(106,227)	3,816,222	(610,516)
Parents, subsidiaries and affiliates	34,841	(4,460)	15,783	(1,171)	50,624	(5,631)
Hybrid securities	109,364	(12,135)	36,325	(5,986)	145,689	(18,121)
Mortgage-backed and asset-backed securities	907,941	(101,721)	312,325	(92,367)	1,220,266	(194,088)
Total bonds	$5,077,889	$(690,344)	$828,150	$(289,641)	$5,906,039	$(979,985)
Number of positions at unrealized loss		2,309		483		2,792

For the period ended December 31, 2022, the fair value of common stock securities in a continuous unrealized loss position for less than 12 months was $1.1 million with unrealized losses of $0.1 million and the fair value of common stock securities in a continuous unrealized loss position for greater than 12 months was $0 with unrealized losses of $0.

As of December 31, 2022, there are 37 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months are $17.9 million. Securities in an unrealized loss position for over 12 months consisted of 483 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, the Company expects to recover the entire amortized cost basis of these securities. In its evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The carrying value and fair value of bonds as of December 31, 2023 by maturity are shown below.

	Carrying Value	Fair Value

Due in one year or less	$137,767	$130,498
Due after one year through five years	1,559,174	1,432,622
Due after five years through ten years	1,288,754	1,216,474
Due after ten years	4,007,727	3,472,922
Total	$6,993,422	$6,252,516

Corporate bonds are shown based on contractual maturity or contractual sinking fund payments. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties, or NNY may have the right to put or sell the obligations back to the issuers. Mortgage-backed and asset-backed securities (“ABS”) are not due at a single maturity date and therefore are shown based on the expected cash flows of the underlying loans, which includes estimates of anticipated future prepayments.

The carrying value of OTTI securities was $13.7 million and $32.3 million as of December 31, 2023 and 2022, respectively. OTTIs were $18.4 million, $13.0 million and $27.8 million in 2023, 2022 and 2021, respectively.

Internal and external prepayment models, which are widely accepted by the industry, are used in calculating the effective yield used in determining the carrying value of mortgage-backed and asset-backed securities. The retrospective method is applied in determining the prepayment adjustment.

Loan-backed securities

The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date, where historical cash flows are not readily available.

Prepayment assumptions for loan-backed bonds and structured securities were obtained from industry prepayment models or internal estimates. These assumptions are consistent with current interest rates and the economic environment. The retrospective adjustment method is used to value these securities.

In 2023, 2022 and 2021, the Company had no OTTI recognized because the present value of cash flows expected to be collected is greater than the amortized cost basis of the securities.

Real estate

Real estate, which represents the home office used in Nassau’s operations, carried net of accumulated depreciation, as of December 31 is summarized below:

	2023	2022

Real estate	$27,446	$27,148
Total real estate	$27,446	$27,148

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Mortgage loans

The Company invests in mortgage loans that are collateralized by commercial properties, including multi-family residential buildings, which are managed as a single class of commercial mortgage loans. Mortgage loans are stated at original cost, net of principal payments and amortization. The Company segregates its portfolio by property type and geographic location. As of December 31, 2023 and 2022, the Company had $517.6 million and $535.9 million, respectively, in mortgage loans. The allowance for loan losses at December 31, 2023 and 2022 were $1.8 million and 1.7 million, respectively.

The following tables reflect the distribution of mortgage loans by property type as of December 31:

	2023	2022
	(in millions)

Industrial	$64.7	$60.1
Multifamily	102.2	107.6
Office	94.3	96.5
Retail	130.0	133.5
Self-storage	50.3	49.7
Warehouse	45.4	46.0
Other	32.5	44.2
Total mortgage loans	519.4	537.6
Less: Allowance for loan losses	1.8	1.7
Net mortgage loans	$517.6	$535.9

The following tables reflect the distribution of mortgage loans by geographic region as of December 31:

	2023	2022
	(in millions)

East North Central	$64.6	$76.6
Middle Atlantic	15.0	17.5
Mountain	82.9	83.8
New England	15.2	15.4
Pacific	124.9	133.1
South Atlantic	115.9	118.4
West North Central	51.4	52.4
West South Central	49.5	40.4
Total mortgage loans	519.4	537.6
Less: Allowance for loan losses	1.8	1.7
Net mortgage loans	$517.6	$535.9

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The following tables summarize the Company’s commercial mortgage loan portfolio, net of allowance, loan-to-value (“LTV”) ratios and debt-service coverage (“DSC”) ratios using available data as of December 31. The ratios are updated as information becomes available.

	December 31, 2023
	DSC Ratios
($ in millions)	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$146.6	$—	$36.7	$—	$—	$—	$183.3
50% - 60%	40.8	18.2	34.8	36.7	—	—	130.5
60% - 70%	48.4	13.5	21.4	36.2	—	—	119.5
70% - 80%	20.7	—	24.0	5.9	—	10.5	61.1
80% and greater	2.7	—	6.3	8.5	—	5.7	23.2
Total	$259.2	$31.7	$123.2	$87.3	$—	$16.2	$517.6

	December 31, 2022
	DSC Ratios
($ in millions)	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$155.3	$26.8	$23.0	$4.9	$—	$—	$210.0
50% - 60%	39.0	34.2	52.8	20.1	12.5	—	158.6
60% - 70%	33.3	6.5	21.9	13.4	14.5	10.4	100.0
70% - 80%	—	—	39.5	—	5.9	10.8	56.2
80% and greater	—	—	—	—	8.3	2.8	11.1
Total	$227.6	$67.5	$137.2	$38.4	$41.2	$24.0	$535.9
LTV and DSC ratios are measures frequently used in commercial real estate to determine the quality of a mortgage loan. The LTV ratio is a comparison between the current loan balance and the value assigned to the property and is expressed as a percentage. If the LTV is greater than 100%, this would indicate that the loan amount exceeds the value of the property.

The DSC ratio compares the property’s net operating income to its mortgage debt service payments. If the DSC ratio is less than 1.0x, this would indicate that the property is not generating enough income after expenses to cover the mortgage payment. Therefore, a higher DSC ratio could indicate a better quality loan.

To monitor credit quality, the Company primarily uses RBC code, which is the risk category used in the RBC calculation that is based on debt service coverage ratio and loan-to-value. The codes range from CM1 to CM7, with CM1 being the most stable. The Company holds $405.0 million CM1 loans, $114.4 million CM2 loans and $0 CM3 loans as of December 31, 2023. The Company held $415.2 million CM1 loans, $103.5 million CM2 loans and $18.8 million CM3 loans as of December 31, 2022. The maximum percentage of any one loan to the value of the collateral security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, acquired during 2023 and 2022 was 59.1% and 68.8%, respectively. As of December 31, 2023 and 2022, all loans were current.

During 2023, the minimum and maximum lending rates for mortgage loans were 3.2% and 6.3% respectively. There were no taxes, assessments, or amounts advanced not included in the mortgage loan total. There were no impairments on mortgage loans or any loans derecognized as a result of foreclosure for the years ended December 31, 2023, 2022 and 2021.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Other invested assets

Other invested assets as of December 31 are summarized below:

	2023	2022

Private equity	$33,544	$21,853
Mezzanine partnerships	2,132	2,300
Collateralized fund obligation	36,523	47,083
Mortgage and real estate	41,964	22,386
Direct equity	116,922	122,991
Credit funds	23,779	19,259
Surplus debentures	100,113	99,157
Residual tranches	88,183	112,548
Other alternative assets	2,587	—
Total other invested assets	$445,747	$447,577

The Company has unfunded commitments related to its investments in limited partnerships in the amount of $104.9 million and $122.8 million as of December 31, 2023 and 2022, respectively. The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets.

Derivative instruments

Derivative instruments as of December 31 are summarized below:

	2023	2022
	(in thousands)
Put options:
Notional amount	$210,413	$—
Fair value	$3,232	$—
Carrying value	$3,232	$—

Swaps:
Notional amount	$900,000	$300,000
Fair value	$(49,529)	$(57,720)
Carrying value	$500	$—

Foreign currency forwards:
Notional amount	$18,423	$11,199
Fair value	$(185)	$(81)
Carrying value	$(185)	$(81)

NNY is exposed to credit risk in the event of nonperformance by counterparties to these financial instruments. NNY does not expect its counterparties to fail to meet their financial obligations because the Company contracts with highly rated counterparties. The credit exposure of these instruments is the positive market value at the reporting date. Management of NNY considers the likelihood of any material loss due to credit risk on these guarantees, interest rate swaps or floors to be remote.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Offsetting and netting of assets and liabilities

For the year ended December 31, 2023, the Company had net derivative assets of $3.5 million, which represented $57.0 million of gross derivative assets offset by $53.5 million in derivative liabilities.

Restricted assets

Restricted assets (including pledged) relate mainly to statutory requirements of various jurisdictions, FHLB Stock and derivative collateral. Restricted assets were $488.4 million and $82.7 million as of December 31, 2023 and 2022, respectively. These are included as assets on the Statements of Admitted Assets, Liabilities, Capital and Surplus.

The Company is a member of the FHLB of Boston. Membership with the FHLB is part of the Company’s strategy to access funds to support various spread-based businesses and enhance liquidity management. The Company has determined the estimated maximum borrowing capacity as $714.7 million. The Company calculated this amount in accordance with New York Consolidated Laws, Insurance Law - ISC § 1411 Authorization of, and Restrictions on, 1nvestments, whereby the loan shall not exceed, when the loan is made, 5% of its admitted assets as shown by its last sworn statement to the superintendent.

5GI Securities

NAIC 5GI is assigned by an insurance company to certain obligations that meet all of the following criteria: (1) documentation necessary to permit a full credit analysis of a security by the NAIC Securities Valuation Office (“SVO”) does not exist or an NAIC Credit Rating Provider (“CRP”) credit rating for a Filing Exemption (“FE”) or Private Letter (“PL”) security is not available; and (2) the issuer or obligor is current on all contracted interest and principal payments; and (3) the insurer has an actual expectation of ultimate payment of all contracted interest and principal.

5GI securities as of December 31 are summarized below:

	Number of 5GI Securities		Aggregate BACV*		Aggregate Fair Value
	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
Investment
(1) Bonds - Amortized Cost	8	3	$10,422	$16,114	$10,250	$16,114
(2) Loan-backed and structured securities - Amortized Cost	—	—	—	—	—	—
(3) Preferred Stock - Amortized Cost	1	1	1,338	1,338	2,006	1,818
(4) Preferred Stock - Fair Value	5	6	3,887	4,628	3,887	4,628
(5) Total (1+2+3+4)	14	10	$15,647	$22,080	$16,143	$22,560
———————
*Book Adjusted Carrying Value

Investments in subsidiaries

In 2023, the Company formed two new subsidiaries, Nassau Life Insurance Company ABS A-I LLC and Nassau Life Insurance Company ABS B-I LLC (“ABS B”). NNY funded and filed a Sub-1 filing with the NAIC for ABS A. The NAIC accepted that filing and completed review on January 19, 2024. The Company admitted $105.3 million within common stock based on the underlying GAAP equity for ABS A as of December 31, 2023. ABS B was not funded and has no underlying value ascribed to it. No subsidiary equity for ABS B was admitted as of December 31, 2023.

The Company has three other subsidiaries, PM Holdings, Nassau 2019 CFO LLC and Foresters Financial Holding Company, Inc., with no underlying value ascribed to them and no subsidiary equity was admitted as of December 31, 2023 and 2022 for these three companies.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Concentration of credit risk of financial instruments

Credit exposure related to issuers and derivatives counterparties is inherent in investments and derivative contracts with positive fair value or asset balances. The Company manages credit risk through the analysis of the underlying obligors, issuers and transaction structures. The Company reviews its debt security portfolio regularly to monitor the performance of obligors and assess the stability of their credit ratings. The Company also manages credit risk through industry and issuer diversification and asset allocation. The Company classifies debt securities into investment grade and below-investment-grade securities based on ratings prescribed by the NAIC. In a majority of cases, these classifications will coincide with ratings assigned by one or more Nationally Recognized Statistical Rating Organizations (“NRSRO”); however, for certain structured securities, the NAIC designations may differ from NRSRO designations based on the amortized cost of the securities in its portfolio. Maximum exposure to an issuer or derivative counterparty is defined by quality ratings, with higher quality issuers having larger exposure limits. As of December 31, 2023, the Company was not exposed to the credit concentration risk of any issuer other than U.S. government and government agencies backed by the faith and credit of the U.S. government, defined as exposure greater than 10% of total admitted assets. The top five largest exposures were The Goldman Sachs Group, Inc., Wells Fargo & Company, Bank of America Corporation, Oracle Corporation and Anheuser-Busch Company. The Company monitors credit exposures by actively monitoring dollar limits on transactions with specific counterparties. The Company has an overall limit on below-investment-grade rated issuer exposure. Additionally, the creditworthiness of counterparties is reviewed periodically. The Company uses ISDA Master Agreements with derivative counterparties which may include Credit Support Annexes with collateral provisions to reduce counterparty credit exposures. To further mitigate the risk of loss on derivatives, the Company only enters into contracts in which the counterparty is a financial institution with a rating of A or higher from at least one NRSRO.

Net investment income

The principal components of net investment income for the years ended December 31 were as follows:

	2023	2022	2021

Bonds	$337,372	$337,779	$367,058
Contract loans	208,166	214,940	198,388
Cash and short-term investments	11,766	4,532	931
Real estate, net of expenses	4,852	4,676	5,266
Preferred stock	2,128	2,810	3,806
Common stock	743	362	3,032
Mortgage loans	21,019	26,159	24,429
Other invested assets	38,680	58,394	133,942
Derivative instruments	(14,469)	(1,796)	2,335
Amortization of IMR	8,461	16,449	18,191
Less:
Interest expense	9,086	9,086	9,086
Other investment expenses	31,508	33,250	30,017
Net investment income	$578,124	$621,969	$718,275

For the year ended December 31, 2023, the Company had 0 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $0. For the year ended December 31, 2022, the Company had 17 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $0.5 million. For the year ended December 31, 2021, the Company had 42 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $5.8 million.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Capital gains and losses

The principal components of realized gains (losses) and changes in unrealized capital gains (losses) on investments for the years ended December 31 were as follows:

	Realized			Change in Unrealized
	2023	2022	2021	2023	2022	2021

Bonds	$(20,684)	$(5,391)	$(13,302)	$278	$4,676	$(580)
Investments in affiliates	—	—	—	2,987	—	—
Preferred stock	(1,017)	(3,452)	693	1,600	(6,380)	3,351
Common stock	8	2,072	24,850	896	320	(15,063)
Mortgage loans	(1,442)	(65)	(24)	—	—	—
Other invested assets	(10,794)	19,259	(9,897)	(16,381)	(72,232)	17,690
Derivative instruments	(181)	900	(1,944)	(2,167)	20	(102)
Miscellaneous	387	52	226	697	—	—
	(33,723)	13,375	602	(12,090)	(73,596)	5,296
Income tax benefit (expense)	(6,827)	(32)	(3,982)	3,945	15,455	(1,112)
Net capital gains (losses)	$(40,550)	$13,343	$(3,380)	$(8,145)	$(58,141)	$4,184

Realized losses for 2023 include other-than-temporary impairments of $18.4 million, including impairments on bonds of $16.0 million, preferred stock of $0.5 million and other invested assets of $1.9 million. Realized losses for 2022 include other-than-temporary impairments of $13.0 million, including impairments on bonds of $3.1 million, common stock of $1.9 million, preferred stock of $3.3 million and other invested assets of $4.8 million. Realized losses for 2021 include other-than-temporary impairments of $27.8 million, including impairments on bonds of $14.4 million, common stock of $1.7 million, preferred stock of $1.9 million and other invested assets of $9.9 million.

The proceeds and related gross realized gains and losses from sales of stocks and bonds for the years ended December 31 were as follows:

	2023	2022	2021

Proceeds from sales	$855,975	$1,119,452	$1,673,662
Gross gains on sales	4,484	25,382	98,873
Gross losses on sales	(63,087)	(27,092)	39,031

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
5.    Reserves for Future Policy Benefits and Reinsurance

The balances for NNY’s major categories of reserves for future policy benefits as of December 31 are summarized below:

	2023	2022

Life insurance	$9,082,502	$9,273,899
Health insurance	30,560	34,213
Total life and health insurance	9,113,062	9,308,112

Annuities	1,020,376	1,189,760

Subtotal	10,133,438	10,497,872
Supplementary contracts with life contingencies	134,383	136,401
All other	82,000	160,936
Total before reinsurance ceded	10,349,821	10,795,209
Less: Reinsurance ceded	984,861	991,123
Reserves for future policy benefits	$9,364,960	$9,804,086

NNY waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond date of death. Surrender values promised in excess of legally computed reserves have been included in miscellaneous reserves.

For a policy on which the substandard extra premium is based upon a multiple of standard mortality, the substandard extra reserve is based upon the excess of such multiple over standard mortality. For a policy carrying a flat extra premium, the extra reserve is one half of the flat extra premium.

As of December 31, 2023 and 2022, the Company had $1.8 billion and $1.9 billion, respectively, of life insurance in force for which the gross premiums are less than the net premiums according to the standard of valuation set by the Department. As of December 31, 2023 and 2022, the Company carried an associated reserve of $45.3 million and $48.3 million, respectively, included in reserves for future policy benefits. Anticipated investment income was utilized in the calculation.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves.

As of December 31, 2023 and 2022, there were $82.0 million and $116.9 million, respectively, of cash flow testing reserves from asset adequacy testing in the general account. Of those amounts, $37.0 million was ceded as of December 31, 2023 and 2022. In addition, there were $15.0 million of cash flow testing reserves resulting from asset adequacy testing in the separate account as of December 31, 2023 and 2022.

In 2021, NNY updated its reserve methodology for a subset of payout annuities issued by FLIAC to increase the statutory valuation interest rates to equal allowable maximums, which resulted in a beginning reserve reduction of $18.1 million. NNY also updated its mortality method for the same subset of payout annuities, which resulted in a beginning reserve increase of $3.2 million. The net $14.9 million reduction in beginning reserves was recorded as a change in reserve basis included in other surplus changes, net for the year ended December 31, 2021.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Withdrawal characteristics

Withdrawal characteristics of annuity actuarial reserves and deposit liabilities as of December 31 were as follows:

	2023
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$73,570	$205,691	$—	$279,261	11%
- at book value less surrender charge of 5% or more	4,335	—	—	4,335	—%
- at market value	—	—	1,056,105	1,056,105	44%
Total with market value adjustment or at fair value	77,905	205,691	1,056,105	1,339,701	55%
- at book value (minimal or no charge or adjustment)	693,135	—	—	693,135	28%
Not subject to discretionary withdrawal	394,901	15,000	8,936	418,837	17%
Total individual annuity actuarial reserves	1,165,941	220,691	1,065,041	2,451,673	100%
Less: Reinsurance ceded	10,457	—	—	10,457
Total individual annuity actuarial reserves, net of reinsurance	$1,155,484	$220,691	$1,065,041	$2,441,216
Amounts included in at book value less surrender charge of 5% or more that will move to at book value (minimal or no charge or adjustment) for the first time within the year after the statement date	$1,212	$—	$—	$1,212

	2022
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$29,102	$247,727	$—	$276,829	11%
- at book value less surrender charge of 5% or more	31,877	—	—	31,877	1%
- at market value	—	—	1,094,042	1,094,042	42%
Total with market value adjustment or at fair value	60,979	247,727	1,094,042	1,402,748	54%
- at book value (minimal or no charge or adjustment)	873,828	—	—	873,828	33%
Not subject to discretionary withdrawal	326,307	—	7,702	334,009	13%
Total individual annuity actuarial reserves	1,261,114	247,727	1,101,744	2,610,585	100%
Less: Reinsurance ceded	7,798	—	—	7,798
Total individual annuity actuarial reserves, net of reinsurance	$1,253,316	$247,727	$1,101,744	$2,602,787
Amounts included in at book value less surrender charge of 5% or more that will move to at book value (minimal or no charge or adjustment) for the first time within the year after the statement date	$27,933	$—	$—	$27,933

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	2023
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Group Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	295	295	1%
Total with market value adjustment or at fair value	—	—	295	295	1%
- at book value (minimal or no charge or adjustment)	13,322	—	—	13,322	39%
Not subject to discretionary withdrawal	20,497	—	—	20,497	60%
Total group annuity actuarial reserves	33,819	—	295	34,114	100%
Less: Reinsurance ceded	—	—	—	—
Total group annuity actuarial reserves, net of reinsurance	$33,819	$—	$295	$34,114

	2022
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Group Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	411	411	1%
Total with market value adjustment or at fair value	—	—	411	411	1%
- at book value (minimal or no charge or adjustment)	15,005	—	—	15,005	40%
Not subject to discretionary withdrawal	21,750	—	—	21,750	59%
Total group annuity actuarial reserves	36,755	—	411	37,166	100%
Less: Reinsurance ceded	—	—	—	—
Total group annuity actuarial reserves, net of reinsurance	$36,755	$—	$411	$37,166

	2023
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	954	954	—%
Total with market value adjustment or at fair value	—	—	954	954	—%
- at book value (minimal or no charge or adjustment)	329,236	—	—	329,236	54%
Not subject to discretionary withdrawal	276,563	—	—	276,563	46%
Total deposit fund liabilities	605,799	—	954	606,753	100%
Less: Reinsurance ceded	—	—	—	—
Total deposit fund liabilities, net of reinsurance	$605,799	$—	$954	$606,753

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	2022
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	863	863	—%
Total with market value adjustment or at fair value	—	—	863	863	—%
- at book value (minimal or no charge or adjustment)	387,219	—	—	387,219	94%
Not subject to discretionary withdrawal	24,625	—	—	24,625	6%
Total deposit fund liabilities	411,844	—	863	412,707	100%
Less: Reinsurance ceded	—	—	—	—
Total deposit fund liabilities, net of reinsurance	$411,844	$—	$863	$412,707

Reconciliation of total annuity actuarial reserves and deposit fund liabilities for the year ended December 31, 2023:

Amount
Life and Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$1,054,920
Exhibit 5, Supplementary contracts with life contingencies section, total (net)	134,383
Exhibit 7, Deposit-type contracts, line 14, column 1	605,799
Subtotal	1,795,102

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	1,277,497
Exhibit 3, Line 0399999, column 2	8,530
Policyholder dividend and coupon accumulations	—
Policyholder premiums	—
Guaranteed interest contracts	—
Other deposit funds	954
Subtotal	1,286,981
Combined total	$3,082,083

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Withdrawal characteristics of life actuarial reserves as of December 31, 2023 were as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$2,148	$2,148	$9,478	$—	$—	$—
- Universal life	596,660	598,272	625,284	—	—	—
- Universal life with secondary guarantees	186,307	179,703	683,302	—	—	—
- Indexed universal life	—	—	—	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	7,096,967	7,094,187	7,392,133	—	—	—
- Variable life	87,020	87,022	100,746	898,049	891,216	892,429
- Variable universal life	82,716	82,710	83,211	800,413	787,136	788,763
- Miscellaneous reserves	1,068	1,068	1,243	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	101,076	XXX	XXX	—
- Accidental death benefits	XXX	XXX	468	XXX	XXX	—
- Disability-active lives	XXX	XXX	6,136	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	16,663	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	99,760	XXX	XXX	—

Total (gross: direct + assumed)	8,052,886	8,045,110	9,119,500	1,698,462	1,678,352	1,681,192
Less: Reinsurance ceded	343,805	337,512	943,844	—	—	—
Total, net	$7,709,081	$7,707,598	$8,175,656	$1,698,462	$1,678,352	$1,681,192

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Withdrawal characteristics of life actuarial reserves as of December 31, 2022 were as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$1,741	$1,741	$9,047	$—	$—	$—
- Universal life	644,858	643,540	670,901	—	—	—
- Universal life with secondary guarantees	188,800	179,810	666,234	—	—	—
- Indexed universal life	—	—	—	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	7,277,478	7,273,442	7,585,497	—	—	—
- Variable life	86,040	85,422	98,709	842,012	835,864	836,363
- Variable universal life	84,845	84,393	85,774	705,274	690,350	693,058
- Miscellaneous reserves	1,024	1,024	1,199	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	107,382	XXX	XXX	—
- Accidental death benefits	XXX	XXX	512	XXX	XXX	—
- Disability-active lives	XXX	XXX	6,880	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	19,429	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	103,340	XXX	XXX	—

Total (gross: direct + assumed)	8,284,786	8,269,372	9,354,904	1,547,286	1,526,214	1,529,421
Less: Reinsurance ceded	352,795	344,436	949,115	—	—	—
Total, net	$7,931,991	$7,924,936	$8,405,789	$1,547,286	$1,526,214	$1,529,421

Reconciliation of total life insurance reserves for the year ended December 31, 2023:

Amount

Exhibit 5, Life insurance section, total (net)	$8,136,474
Exhibit 5, Accidental death benefits section, total (net)	468
Exhibit 5, Disability active lives section, total (net)	5,927
Exhibit 5, Disability disabled lives section, total (net)	11,749
Exhibit 5, Miscellaneous reserves section, total (net)	21,038
Subtotal	8,175,656

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	1,681,192
Exhibit 3, Line 0399999, column 2	—
Exhibit 3, Line 0599999, column 2	—
Subtotal	1,681,192
Combined total	$9,856,848

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Reinsurance with unauthorized companies

NNY has ceded insurance liabilities to insurers not licensed in the State of New York. To the extent such liabilities are not collateralized, New York insurance regulators require the establishment of a liability through a charge to surplus equal to the ceded liabilities placed with such companies. These liabilities were $27.4 million and $7.2 million as of December 31, 2023 and 2022, respectively, and are included in accrued expenses and general liabilities.

On July 18, 2023, Scottish Re (US), Inc. (“SRUS”) was ordered into liquidation by the State of Delaware. As a result of the Liquidation Order, all reinsurance agreements in which SRUS was the reinsurer were terminated on September 30, 2023. As a result, management recorded an impairment of $1.8 million on net claims recoverable from SRUS. As a result of the SRUS termination, the Company recaptured the associated SRUS treaties. The related reserve credit in the amount of $4.5 million was reduced to $0 as of the termination date .

Reinsurance agreements with affiliates

An affiliate, PHL Variable Insurance Company (“PHL”) has a treaty in force with the Company, whereby NNY has assumed, on a 90% coinsurance basis, all Phoenix Accumulator Universal Life III and IV sold by PHL from January 1 to December 31, 2008. The reserves ceded to NNY for these policies were $56.4 million and $58.9 million at December 31, 2023 and 2022, respectively.

Effective June 30, 2015, the Company entered into a MODCO reinsurance agreement with PHL. This agreement provides that the Company retrocedes, and PHL reinsures, 80% of the inforce group executive ordinary (“GEO”) corporate-owned whole life insurance policies assumed by the Company from a third-party. Under MODCO, the assets, which are equal to the statutory reserves held for the reinsured policies, and liabilities associated with the assumed business are retained by the Company. The MODCO reserves under this treaty were $1.3 billion and $1.2 billion as of December 31, 2023 and 2022, respectively.

Direct business written and reinsurance assumed and ceded

As is customary practice in the insurance industry, NNY assumes and cedes reinsurance as a means of diversifying underwriting risk.

NNY’s reinsurance program varies based on the type of risk, for example:

•For business sold prior to December 31, 2010, the Company’s retention limit on any one life is $10 million for single life and joint first-to-die policies and $12 million for joint last-to-die policies. Beginning January 1, 2011, the Company’s retention limit on new business is $5 million for single life and joint first-to-die policies and $6 million for second-to-die policies.
•NNY cedes up to 80% on policies in its term life insurance.
•Under one DLNY premerger reinsurance agreement, certain of DLNY universal life insurance policies acquired are reinsured on a coinsurance and funds held coinsurance basis. The Company had liabilities for the funds held under this treaty of $160.8 million and $160.4 million as of December 31, 2023 and 2022, respectively. Pursuant to another DLNY premerger reinsurance agreement, the Company ceded 100% of the liabilities under its DLNY group insurance policies on an indemnity coinsurance basis.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31 is set forth below:

	2023	2022	2021

Direct premiums and annuity considerations	$417,539	$390,010	$402,797
Reinsurance assumed - non-affiliate	6,145	7,376	8,375
Reinsurance assumed - affiliate	33,536	25,754	26,752
Reinsurance ceded - non-affiliate	(110,154)	(112,450)	(122,583)
Reinsurance ceded - affiliate	(3,864)	(4,872)	(5,771)
Net premiums and annuity considerations	$343,202	$305,818	$309,570

Direct commissions and expense allowance	$8,528	$6,962	$8,689
Reinsurance assumed - non-affiliate	269	310	314
Reinsurance assumed - affiliate	5,729	4,857	5,052
Reinsurance ceded - non-affiliate	(4,256)	(5,300)	(5,520)
Reinsurance ceded - affiliate	(9,781)	(9,410)	(8,912)
Net commissions and expense allowance	$489	$(2,581)	$(377)

Direct policy and contract claims incurred	$822,123	$738,534	$715,007
Reinsurance assumed - non-affiliate	108,548	102,812	30,373
Reinsurance assumed - affiliate	35,563	20,736	29,565
Reinsurance ceded - non affiliate	(221,766)	(218,116)	(196,162)
Reinsurance ceded - affiliate	(82,755)	(81,636)	(23,340)
Net policy and contract claims incurred	$661,713	$562,330	$555,443

Direct policy and contract claims payable	$158,453	$109,755
Reinsurance assumed - non-affiliate	59,323	37,087
Reinsurance assumed - affiliate	1,483	793
Reinsurance ceded - non-affiliate	(20,334)	(31,460)
Net policy and contract claims payable	$198,925	$116,175

Direct life insurance in force	$29,778,130	$32,184,980
Reinsurance assumed	3,002,453	3,036,110
Reinsurance ceded	(12,733,268)	(14,055,740)
Net insurance in force	$20,047,315	$21,165,350

In the event all reinsurance agreements were to be terminated, the Company estimates the aggregate reduction in surplus would be $15.1 million, $78.3 million and $89.0 million for the years ended December 31, 2023, 2022 and 2021, respectively.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Change in incurred losses and loss adjustment expenses

Reserves on Group Accident and Health policies were $15.7 million as of December 31, 2020. As of December 31, 2021, $2.3 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $14.2 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $0.8 million of favorable prior year development since December 31, 2020. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

Reserves on Group Accident and Health policies were $14.2 million as of December 31, 2021. As of December 31, 2022, $0.9 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $14.0 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $0.7 million of unfavorable prior year development since December 31, 2021. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

Reserves on Group Accident and Health policies were $14.0 million as of December 31, 2022. As of December 31, 2023, $0.8 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $14.7 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $1.5 million of unfavorable prior year development since December 31, 2022. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

FHLB

The Company is a member of the FHLB of Boston. In 2023, NNY issued funding agreements to the FHLB of Boston to support various spread-based businesses. The funding agreements are issued through the general account and are included in the liability for Policyholders’ funds in the accompanying Statements of Admitted Assets, Liabilities, Capital and Surplus. When a funding agreement is issued, the Company is required to post collateral in the form of eligible securities for each of the advances received. Upon any event of default by the Company, the FHLB of Boston’s recovery on the collateral is limited to the amount of the Company’s liability to the FHLB of Boston.

The amount of FHLB of Boston common stock held, in aggregate, exclusively in the Company’s general account at December 31, 2023 and 2022 was as follows:

	2023	2022

Membership stock - class B [1]	$5.0	$5.0
Activity stock	11.3	—
Aggregate total	$16.3	$5.0

Actual or estimated borrowing capacity as determined by the insurer	$714.7	$644.5
———————
[1]Membership stock is not eligible for redemption.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The amount of collateral pledged to the FHLB of Boston in the Company’s general account at December 31, 2023 and 2022 was as follows:

	2023	2022

Fair value	$385.5	$—
Carrying value	$403.6	$—
Aggregate total borrowing	$252.9	$—

The maximum amount of collateral pledged and aggregate total borrowing to the FHLB of Boston in the Company’s general account during the years ended December 31, 2023 and 2022 was as follows:

	2023	2022

Fair value	$385.5	$4.8
Carrying value	$445.9	$4.8
Aggregate total borrowing	$272.9	$—

The following table reflects the amount borrowed from the FHLB of Boston in the form of funding agreements or debt at December 31, 2023 and 2022:

	2023	2022

Funding agreements issued	$252.9	$—
Funding agreements reserves established	$254.1	$—
Maximum amount of funding agreements borrowed during the year	$252.9	$—
Maximum amount of debt borrowed during the year	$252.9	$4.8

The Company does not have any prepayment obligations for these funding agreement arrangements.

6.    Leases and Rentals

Rental expense for operating leases, principally with respect to office equipment and office space, amounted to $0.6 million, $0.7 million and $0.8 million in 2023, 2022 and 2021, respectively. Future minimum rental payments under non-cancelable operating leases were approximately $0.3 million as of December 31, 2023, payable as follows: 2024 - $0.3 million; 2025 - $0; 2026 - $0; 2027 - $0 and 2028 - $0.

7.    Electronic Data Processing Equipment

Electronic data processing (“EDP”) equipment and software, gross, as of December 31, 2023 and 2022 was $34.5 million and $34.2 million, respectively. EDP accumulated depreciation as of December 31, 2023 and 2022 was $34.2 million and $34.2 million, respectively. Depreciation for the year ended December 31, 2023, 2022 and 2021 was $0, $0 and $1.9 million, respectively. EDP equipment and software are depreciated over 3 to 7 years, using the straight-line and method. Non-admitted EDP equipment totaled $0.4 million and $0 as of December 31, 2023 and 2022, respectively.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
8.    Furniture and Fixtures

Furniture and equipment cost as of December 31, 2023 and 2022 was $5.0 million and $5.0 million, respectively. Accumulated depreciation as of December 31, 2023 and 2022 was $5.0 million and $4.9 million, respectively. Depreciation for the years ended December 31, 2023, 2022 and 2021 was $0, $0.1 million and $0.1 million, respectively. Non-admitted furniture and equipment totaled $0 and $0.1 million as of December 31, 2023 and 2022, respectively.

Depreciation or amortization periods are generally 7 to 39 years for furniture and equipment, leasehold improvements, and building improvements. Depreciation or amortization is generally calculated using the straight-line method.

9.    Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2023 were as follows:

Type of Business	Gross	Net of Loading

Ordinary new	$110	$103
Ordinary renewal	59,745	59,061
Total	$59,855	$59,164

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2022 were as follows:

Type of Business	Gross	Net of Loading

Ordinary new	$331	$246
Ordinary renewal	59,643	58,917
Total	$59,974	$59,163

10.    Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, the Company reported assets and liabilities from the following product lines/transactions into a separate account: variable annuity, variable payout annuity, variable universal life, variable life and supplemental contracts. All separate account products are authorized under New York Insurance Law, §4240.

After the merger with DLNY, NNY also has non-insulated Separate Accounts for certain DLNY contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the non-insulated Separate Account are carried at fair value. The assets of the non-insulated Separate Account are not legally insulated and can be used by the Company to satisfy claims resulting from the General Account.

In accordance with the products/transactions recorded within the separate account, the legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. As of December 31, 2023 and 2022, the Company maintained separate account assets totaling $3,033.3 million and $2,926.0 million, respectively. As of December 31, 2023 and 2022, The Company’s Separate Account statements included legally insulated assets of $2,776.7 million and $2,664.4 million, respectively.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
In accordance with the products/transactions recorded within the separate account, some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

To compensate the general account for the risk taken, the separate account paid risk charges of $5.6 million, $5.9 million, $6.2 million, $6.3 million and $6.6 million for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively. The general account paid $1.1 million, $0.8 million, $0.9 million, $0.7 million and $0.6 million relating to separate account guarantees for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively.

The Company does not engage in securities lending transactions within the separate accounts.

Reserves for separate account liabilities were $2,968.2 million and $2,895.2 million as of December 31, 2023 and 2022, respectively. Separate account premiums and other considerations received were $46.9 million, $51.7 million and $61.0 million for the years ended December 31, 2023 and 2022, and 2021 respectively, and were reported as revenue in the Statements of Income and Changes in Capital and Surplus. Withdrawals at market value were $244.8 million, $217.5 million and $284.6 million for the years ended December 31, 2023, 2022 and 2021, respectively, and were reported as benefits in the Statements of Income and Changes in Capital and Surplus.

The net transfers to and from the separate accounts, included in the change in reserves for future policy benefits and policyholders’ funds, in the Statements of Income and Changes in Capital and Surplus were as follows:

	2023	2022	2021

Transfers to separate accounts	$46,942	$51,716	$60,956
Transfers from separate accounts	(314,077)	(229,882)	(358,638)
Other	—	—	(916)
Net transfers from separate account	(267,135)	(178,166)	(298,598)

Transfers as reported in the Statements of Income and Changes in Capital and Surplus	$(267,135)	$(178,166)	$(298,598)

11.    Federal Income Taxes

The components of the net deferred tax asset/(liability) at period end and the change in those components are as follows:

	December 31, 2023			December 31, 2022			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$194,378	$23,312	$217,690	$189,266	$15,500	$204,766	$5,112	$7,812	$12,924
Statutory valuation allowance	—	2,402	2,402	—	—	—	—	2,402	2,402
Adjusted gross deferred tax assets	194,378	20,910	215,288	189,266	15,500	204,766	5,112	5,410	10,522
Less: Deferred tax assets non-admitted	104,299	—	104,299	71,067	1,848	72,915	33,232	(1,848)	31,384
Subtotal net admitted deferred tax assets	90,079	20,910	110,989	118,199	13,652	131,851	(28,120)	7,258	(20,862)
Less: Deferred tax liabilities	48,286	21,170	69,456	53,683	11,877	65,560	(5,397)	9,293	3,896
Net deferred tax assets	$41,793	$(260)	$41,533	$64,516	$1,775	$66,291	$(22,723)	$(2,035)	$(24,758)

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	December 31, 2023			December 31, 2022			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$1,203	$1,203	$—	$(1,203)	$(1,203)
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	41,793	(260)	41,533	64,516	572	65,088	(22,723)	(832)	(23,555)
1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	41,793	(260)	41,533	65,530	602	66,132	(23,737)	(862)	(24,599)
2) Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	41,534	XXX	XXX	72,309	XXX	XXX	(30,775)
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	48,286	21,170	69,456	53,683	11,877	65,560	(5,397)	9,293	3,896
Deferred tax assets admitted as the result of application of SSAP No, 101	$90,079	$20,910	$110,989	$118,199	$13,652	$131,851	$(28,120)	$7,258	$(20,862)

2023

Ratio percentage used to determine recovery period and threshold limitation amount	621%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$276,893

For the year ended December 31, 2022, the ratio percentage and amount of adjusted capital and surplus for NNY and DLNY on a separate-company basis are shown in the below table:

	NNY	DLNY

Ratio percentage used to determine recovery period and threshold limitation amount	822%	1,202%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$343,635	$138,429

	December 31, 2023		December 31, 2022		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of tax planning strategies
Adjusted gross DTAs	$194,378	$20,910	$189,266	$15,500	$5,112	$5,410
% of total adjusted gross DTAs	—%	—%	—%	—%	—%	—%
Net admitted adjusted gross DTAs	$90,079	$20,910	$118,199	$13,652	$(28,120)	$7,258
% of total net admitted adjusted gross DTAs	—%	—%	—%	—%	—%	—%

Management believes that it is more likely than not that the Company will be able to utilize the DTAs in the future without any tax planning strategies.

The Company believes that there is sufficient positive evidence to support that it is more likely than not that NNY will realize the full tax benefits associated with its DTAs, with the exception of $2.4 million in realized capital losses of DLNY. The realized losses of DLNY are limited under IRC 382 and management believes it is more likely than not that the realized losses will expire before they can be utilized. As a result, the Company established a $2.4 million valuation allowance on the full DLNY realized loss population as of December 31, 2023.

Regarding deferred tax liabilities that are not recognized, the Company has no temporary differences for which deferred tax liabilities have not been established.

The components of current income taxes incurred in the Statements of Income and Changes in Capital and Surplus and the net deferred tax asset/(liability) recognized in the Company’s Statutory Statements of Admitted Assets and Statutory Statements of Liabilities, Capital and Surplus at December 31, 2023 and 2022 were as follows:

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	2023	2022	Change
Current income tax:
Federal	$(16,814)	$6,143	$(22,957)
Subtotal	(16,814)	6,143	(22,957)
Federal income tax on net capital gains	6,827	32	6,795
Federal and foreign income tax expense (benefit) incurred	$(9,987)	$6,175	$(16,162)

Deferred tax assets:
Ordinary:
Future policyholder benefits	$60,273	$70,748	$(10,475)
Investments	55,350	56,578	(1,228)
Deferred acquisition costs	26,022	27,529	(1,507)
Policyholder dividends accrual	22,213	23,319	(1,106)
Fixed assets	1,489	1,489	—
Compensation and benefits accrual	3,117	3,463	(346)
Prior period adjustments	—	272	(272)
Net operating loss carryforward	16,010	—	16,010
Tax credit carryforward	—	—	—
Other (including items <5% of total ordinary tax assets)	9,904	5,868	4,036
Subtotal	194,378	189,266	5,112
Non-admitted	104,299	71,067	33,232
Admitted ordinary deferred tax assets	$90,079	$118,199	$(28,120)

Capital:
Investments	$18,059	$14,637	$3,422
Net capital loss carryforward	4,949	—	4,949
Other (including items <5% of total capital tax assets)	304	863	(559)
Subtotal	23,312	15,500	7,812
Statutory valuation allowance	2,402	—	2,402
Non-admitted	—	1,848	(1,848)
Admitted capital deferred tax assets	20,910	13,652	7,258
Admitted deferred tax assets	$110,989	$131,851	$(20,862)

Deferred tax liabilities:
Ordinary:
Investments	$30,515	$30,365	$150
Fixed assets	2,264	2,073	191
Compensation	5,543	5,550	(7)
Policyholder reserves	9,961	15,546	(5,585)
Deferred and uncollected premiums	—	—	—
Other (including items <5% of total ordinary tax liabilities)	3	149	(146)
Subtotal	48,286	53,683	(5,397)

Capital:
Investments	21,170	11,877	9,293
Other (including items <5% of total ordinary tax liabilities)	—	—	—
Subtotal	21,170	11,877	9,293
Deferred tax liabilities	69,456	65,560	3,896
Net admitted deferred tax assets (liabilities)	$41,533	$66,291	$(24,758)

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Reconciliation of federal income tax rate to actual effective rate:

	December 31, 2023
	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$(25,860)	$(5,431)	21.0%
Interest maintenance reserve	(21,373)	(4,488)	17.4%
Dividends received deduction	(2,731)	(573)	2.2%
Return to provision	(224)	(47)	0.2%
Change in non-admitted assets	(14,465)	(3,038)	11.7%
Change in valuation allowance	11,437	2,402	(9.3%)
Other, including prior year true-up	2,146	451	(1.7%)
Total statutory income tax	$(51,070)	$(10,725)	41.5%

Federal income taxes incurred		$(3,827)	14.8%
Tax on capital gains/(losses)		6,827	(26.4%)
Prior year overaccrual/(underaccrual)		(12,987)	50.2%
Change in net deferred income tax expense/(benefit)		(737)	2.8%
Total statutory income tax		$(10,725)	41.5%

	December 31, 2022
	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$53,426	$11,219	21.0%
Investment related	(297)	(62)	(0.1%)
Tax credits	(299)	(63)	(0.1%)
Interest maintenance reserve	(19,903)	(4,180)	(7.8%)
Dividends received deduction	(2,800)	(588)	(1.1%)
Return to provision	(4,496)	(944)	(1.8%)
Change in non-admitted assets	(2,592)	(544)	(1.0%)
Miscellaneous	2	—	—%
Other, including prior year true-up	1,121	235	0.4%
Total statutory income tax	$24,162	$5,074	9.5%

Federal income taxes incurred		$5,631	10.5%
Tax on capital gains/(losses)		2,574	4.8%
Prior year overaccrual/(underaccrual)		(2,030)	(3.8%)
Change in net deferred income tax expense/(benefit)		(1,101)	(2.1%)
Total statutory income tax		$5,074	9.5%

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	December 31, 2021
	Amount	Tax Effect	Effective Tax Rate
	(in thousands)

Income before taxes	$110,946	$23,299	21.0%
Interest maintenance reserve	(9,572)	(2,010)	(1.8%)
Dividends received deduction	(2,310)	(485)	(0.4%)
NOL carryback	5,335	1,120	1.0%
Return to provision	6,837	1,436	1.3%
Change in non-admitted assets	8,141	1,710	1.5%
Other, including prior year true-up	20,949	4,399	4.0%
Total statutory income tax	$140,326	$29,468	26.6%

Federal income taxes incurred		$18,819	17.0%
Tax on capital gains/(losses)		3,066	2.8%
Prior year overaccrual/(underaccrual)		1,680	1.5%
Change in net deferred income tax expense/(benefit)		5,903	5.3%
Total statutory income tax		$29,468	26.6%

Carryforwards, recoverable taxes and IRC 6603 deposits:

	2023	2022

The Company had net operating loss carryforwards of	$76,240	$—
The Company had capital loss carryforwards of	23,569	—

As of December 31, 2023, the Company has approximately $76.2 million of net operating loss carryforwards and $23.6 million of capital loss carryforwards, respectively, The balance of the Company’s net operating losses are not subject to expiration and the Company's capital loss carryforwards expire in 2028 ..

The Company had no income tax expense for 2023, 2022 and 2021 that is available for recoupment in the event of future net capital losses.

There was no aggregate amount of deposits reported as admitted assets under Section 6603 of the Internal Revenue Code as of December 31, 2023 or 2022.

The Company’s U.S. federal income tax return for years 2020 and after may be selected for review by tax authorities. The Company does not anticipate any material assessments or adjustments to the Company’s liability resulting from the tax examinations of prior open year periods.

Uncertain tax positions are assessed under the applicable statutory accounting guidance. There were no unrecognized tax benefits relating to uncertain tax positions for the years ended December 31, 2023 and 2022. As of December 31, 2023, the Company has recognized no amount for interest or penalties related to uncertain tax positions. Based upon existing information, the Company does not expect a material change in the recognized liability in the next 12 months. The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

Effective July 1, 2023, NNY completed its acquisition of DLNY. On July 5, 2023, DLNY merged into NNY with NNY surviving pursuant to a merger agreement. See Note 1 – “Description of Business” and Note 3 – “Significant Transactions, Delaware Life acquisition and merger” for additional information regarding the acquisition.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The Company is included in the consolidated federal income tax return of The Nassau Companies, NCNY and its subsidiaries. The following companies were included in the consolidated federal income tax return for 2023:

The Nassau Companies
The Nassau Companies of New York, Inc.
PM Holdings, Inc.
Nassau Life Insurance Company
Phoenix Founders, Inc.
Nassau Re Imagine
Delaware Life Insurance Company of New York

The method of allocation among affiliates of the Company is subject to written agreement approved by the Board of Directors and based upon separate return calculations with current credit for net losses to the extent the losses provide a benefit in the consolidated tax return.

The Tax Cuts and Jobs Act provides a base erosion and anti-abuse tax (“BEAT”) which represents minimum tax calculated on a base equal to the taxpayer’s taxable income determined without regard to: (1) the tax benefits arising from base erosion payments, and (2) the applicable base erosion percentage of any NOL allowed for the tax year. The BEAT rate is 10% for tax years beginning in 2019 through 2025 and 12.5% for tax years beginning after December 31, 2025. The Company is a member of an “Aggregate Group” within the meaning of the IRC and the Aggregate Group’s base erosion payments are less than 3% of the Aggregate Group’s total deductions for the years ended December 31, 2023 and 2022. Accordingly, the BEAT liability was $0 for the years ended December 31, 2023 and 2022.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act (the “Act”). Effective for tax years beginning after December 31, 2022, the Act includes a new corporate alternative minimum tax (“CAMT”) on certain corporations. The Company has determined, as of the reporting date, that they are not subject to the CAMT in 2023.

12.    Related Party Transactions

NCNY provides services and facilities to the Company that are reimbursed through a shared service agreement/cost allocation process. Expenses allocated by NCNY on the Company’s behalf were $76.2 million, $76.1 million and $94.9 million for the years ended December 31, 2023, 2022 and 2021, respectively. The amounts receivable from/(payable to) NCNY were $(5.6) million and $2.1 million as of December 31, 2023 and 2022, respectively.

1851 Securities, Inc. (“1851”), a wholly-owned subsidiary of NSRE BD Holdco LLC, an affiliate, is the principal underwriter of the Company’s variable universal life insurance policies and variable annuity contracts. The Company reimburses 1851 for commissions incurred on behalf of PHL and Nassau Life and Annuity Company (“NLA”). Commissions paid by the Company on behalf of PHL were $2.4 million, $2.7 million and $3.2 million for the years ended December 31, 2023, 2022 and 2021, respectively. PHL and NLA reimburse NNY for these payments. There were no amounts receivable from PHL or NLA as of December 31, 2023 and 2022.

The Company pays commissions to producers who sell non-registered life and annuity products on behalf of PHL and NLA. Commissions paid by the Company on behalf of PHL were $4.4 million, $4.7 million and $3.6 million for the years ended December 31, 2023, 2022 and 2021, respectively. Commissions paid by the Company on behalf of NLA were $135.3 million, $101.2 million and $87.8 million for the years ended December 31, 2023, 2022 and 2021. The Company had amounts receivable from PHL and NLA of $0.2 million and $9.7 million as of December 31, 2023, respectively. The Company had amounts receivable from PHL and NLA of $0.2 million and $7.8 million as of December 31, 2022, respectively.

The Company’s affiliate, Nassau Asset Management LLC (“NAMCO”), provides investment and related advisory services through an Investment Management Agreement. Expenses incurred under this agreement were $25.5 million, $24.8 million and $22.5 million for the years ended December 31, 2023, 2022 and 2021, respectively. Amounts payable to NAMCO were $0 and $0 for the years ended December 31, 2023 and 2022, respectively.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The Company has investments in various classes of notes of Nassau 2017-I Ltd., Nassau 2017-II Ltd., Nassau 2018-I Ltd., Nassau 2018-II Ltd., Nassau 2019-I Ltd., Nassau 2019-II Ltd., Nassau 2020-I Ltd., Nassau Euro CLO I DAC, Nassau Euro CLO III DAC and Angel Island Capital 2023-I Ltd. (the “Nassau CLOs”) totaling $208.2 million par with a fair value of $170.8 million and $94.1 million par with a fair value of $42.6 million at December 31, 2023 and 2022, respectively. The Nassau CLOs are managed by NGC CLO Manager, LLC and NGC UK LLP, affiliates of NNY. These are recorded in other invested assets.

The Company has investments in NCNY long-term bonds, which have a par value of $78.2 million and $77.6 million at December 31, 2023 and 2022, respectively, and a fair value of $55.6 million and $53.8 million at December 31, 2023 and 2022, respectively.

In September 2019, the Company sold certain of its limited partnership and other invested assets to Nassau CFO Fund, LLC (“Nassau CFO”), a collateralized fund obligation managed by an affiliate. The Company received cash and certain equity interests in Nassau CFO as consideration with no gain or loss recognized on the sale. The Company invested in Class B Notes issued by Nassau CFO which have a par value of $9.2 million and $9.5 million at December 31, 2023 and 2022, respectively, and a fair value of $8.4 million and $8.5 million at December 31, 2023 and 2022, respectively, and recognized $0.7 million and $0.8 million of net investment income for the years ended December 31, 2023 and 2022, respectively. The Company’s equity investment in Nassau CFO was $36.5 million and $47.1 million at December 31, 2023 and 2022, respectively, and the Company recorded net investment income from Nassau CFO of $0 and $22.8 million for the years ended December 31, 2023 and 2022, respectively.

In July 2019, the Company committed $10 million to Nassau Private Credit Onshore Fund LP. In April 2021, the Company made an additional commitment of $10 million. In June 2022, the Company made an additional commitment of $6.0 million. The Company's investment in Nassau Private Credit Onshore Fund LP has a fair value of $14.9 million and a remaining commitment of $13.7 million as of December 31, 2023.

In September 2022, the Company sold certain of its limited partnership and other invested assets to Nassau CFO 2022, a collateralized fund obligation managed by an affiliate. The Company received cash, Class C Notes and Subordinated Notes issued by Nassau CFO 2022 as consideration with no gain or loss recognized on the sale. The Company's investment in Class C Notes issued by Nassau CFO 2022 have a par of $7.6 million and fair value of $7.6 million and a par of $7.0 million and fair value of $7.0 million at December 31, 2023 and 2022, respectively. The Company’s investment in Subordinated Notes issued by Nassau CFO 2022 have a par of $61.5 million and fair value of $61.5 million and a par of $77.4 million and fair value of $77.4 million at December 31, 2023 and 2022, respectively.

See Note 5 for additional information on reinsurance agreements with affiliates.

The Company has written intercompany agreements in place with its affiliates that contain a settlement date for amounts owed, which are settled monthly, in accordance with admissibility requirements. As of December 31, 2023, no amounts were overdue.

13.    Fair Value Disclosures of Financial Instruments

The fair value of an asset is the amount at which that asset could be bought or sold in a current arms-length transaction. Included in several investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses, which utilize current interest rates for similar financial instruments, which have comparable terms and credit quality.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Bonds and preferred stock

The Company uses pricing vendors to estimate fair value for the majority of its public bonds and preferred stocks. The pricing vendors’ estimates are based on market data and use pricing models that vary by asset class and incorporate available trade, bid and other market information. When pricing vendors are unable to obtain evaluations based on market data, fair value is determined by obtaining a direct broker quote or by using an internal model. For the majority of private bonds and preferred stock, fair value is determined using a discounted cash flow model, which utilizes a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions. When the discounted cash flow model is not appropriate, the Company uses third party broker quotes or other internally developed values. Short-term investments include securities with a maturity of one year or less but greater than three months at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Common stock

Fair values are based on quoted market prices, where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models. For fair values of common stock investments in subsidiaries, the Company uses the underlying GAAP equity in the subsidiary.

Cash, cash equivalents, and short-term investments

The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.

Other invested assets

Fair values for surplus debentures, residual tranches and certified capital companies (“capcos”) are based on quoted market prices, where available, or quoted market prices of comparable instruments. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Investment contracts

The fair value of guaranteed interest contracts was assumed to be the same as book value.

The fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less is valued at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, a discount rate equal to the appropriate Treasury rate, plus 100 basis points, was used to determine the present value of the projected account value of the policy at the end of the current guarantee period.

Deposit-type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For such liabilities, fair value is assumed to be equal to the stated liability balances.

Mortgage loans

The Company’s mortgage loans on real estate are all commercial mortgage loans, which are reported at amortized cost, less impairment write-downs and allowance for loan losses. Loans are considered impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated collateral value.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Derivatives

Fair values for over-the-counter (“OTC”) derivative financial instruments, principally forwards, options and swaps, represent the present value of amounts estimated to be received from or paid to a marketplace participant in settlement of these instruments (i.e., the amount the Company would expect to receive in a derivative asset assignment or would expect to pay to have a derivative liability assumed). These derivatives are valued using pricing models based on the net present value of estimated future cash flows and directly observed prices from exchange-traded derivatives or other OTC trades, while taking into account the counterparty’s credit ratings, or the Company’s own credit ratings, as appropriate. Determining the fair value for OTC derivative contracts can require a significant level of estimation and management judgment.

New and/or complex instruments may have immature or limited markets. As a result, the pricing models used for valuation often incorporate significant estimates and assumptions that market participants would use in pricing the instrument, which may impact the results of operations reported in the financial statements. For long-dated and illiquid contracts, extrapolation methods are applied to observed market data in order to estimate inputs and assumptions that are not directly observable. This enables us to mark to market all positions consistently when only a subset of prices are directly observable. Values for OTC derivatives are verified using observed information about the costs of hedging the risk and other trades in the market. As the markets for these products develop, the Company will continually refine its pricing models to correlate more closely to the market risk of these instruments.

Financial assets and liabilities measured at fair value

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by ASC 820, Fair Value Measurements. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

•Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets. Level 1 securities include highly liquid government bonds and exchange-traded equities.
•Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Examples of such instruments include government-backed mortgage products, certain collateralized mortgage and debt obligations and certain high-yield debt securities.
•Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s own assumptions about inputs in which market participants would use in pricing these types of assets or liabilities. Level 3 financial instruments include values which are determined using pricing models and third-party evaluation. Additionally, the determination of some fair value estimates utilizes significant management judgments or best estimates.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The following tables provide information as of December 31 about the Company’s financial assets and liabilities measured and reported at fair value on a recurring basis.

	2023
	Level 1	Level 2	Level 3	NAV	Total
Assets at fair value:
Bonds	$—	$5,334	$12,470	$—	$17,804
Preferred stock	—	21,801	7,600	—	29,401
Common stock [1]	—	—	38,368	—	38,368
Subtotal	—	27,135	58,438	—	85,573

Derivative assets	—	57,077	—	—	57,077
Other invested assets	—	18,913	66,104	—	85,017
Separate account assets	2,811,809	221,154	338	—	3,033,301
Total assets at fair value	$2,811,809	$324,279	$124,880	$—	$3,260,968

Liabilities at fair value:
Derivative liabilities	$—	$53,530	$—	$—	$53,530
Total liabilities at fair value	$—	$53,530	$—	$—	$53,530
———————
[1]Includes $5,000 Class B Membership FHLB common stock.

	2022
	Level 1	Level 2	Level 3	NAV	Total
Assets at fair value:
Bonds	$—	$3,277	$2,352	$—	$5,629
Preferred stock	—	24,358	7,051	—	31,409
Common stock [1]	—	—	27,213	—	27,213
Subtotal	—	27,635	36,616	—	64,251

Other invested assets	—	20,598	81,349	—	101,947
Separate account assets	2,654,450	250,874	8,663	8,891	2,922,878
Total assets at fair value	$2,654,450	$299,107	$126,628	$8,891	$3,089,076

Liabilities at fair value:
Derivative liabilities	$—	$57,801	$—	$—	$57,801
Total liabilities at fair value	$—	$57,801	$—	$—	$57,801
———————
[1]Includes $5,000 Class B Membership FHLB common stock.

Fair values and changes in the fair values of separate account assets generally accrue directly to the policyholders and are not included in the Company’s revenues and expenses or surplus.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Changes in Level 3 Assets and Liabilities Measured at Fair Value

The following table summarizes the changes in assets and liabilities classified in Level 3. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

	2023	2022
Level 3 Assets:
Balance, beginning of period	$126,628	$110,359
Purchases	4,063	83,102
Sales	(21,669)	(14,784)
Settlements	—	(5,553)
Transfers into Level 3	10,868	16,815
Transfers out of Level 3	(3,496)	(50,161)
Realized gains (losses)	4,844	(3,481)
Unrealized gains (losses)	3,642	(9,669)
Balance, end of period	$124,880	$126,628

Transfers in and out of Level 3 occur at the beginning of each period. The securities which were transferred into Level 3 for the years ended December 31, 2023 and 2022 were due to decreased market observability of similar assets and/or changes to NAIC ratings. Transfers out of Level 3 for the year ended December 31, 2023 were due to the increased market observability of similar assets and/or securities previously being held at fair value now being carried at amortized cost. Transfers out of Level 3 for the year ended December 31, 2022 were due to the implementation of due diligence procedures which allowed for a refinement of the analysis of observable inputs as described in more detail above. There were no transfers from Level 2 to Level 1 recorded during the years ended December 31, 2023 and 2022.

For Level 3, inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s best estimate of what hypothetical market participants would use to determine fair value. Examples of valuation techniques used based on unobservable inputs include, but are not limited to, internal models, direct broker quotes and professional judgment.

Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2023 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$6,252,516	$6,993,422	$—	$4,462,184	$1,790,332	$—	$—
Preferred stock	48,236	49,028	—	31,727	16,509	—	—
Common stock	38,368	38,368	—	—	38,368	—	—
Mortgage loans	470,665	517,608	—	—	470,665	—	—
Residual tranches & surplus debentures	173,142	188,760	—	102,003	71,139	—	—
Cash, cash equivalents & short-term investments	162,188	162,242	162,188	—	—	—	—
Derivatives	3,547	3,547	—	3,547	—	—	—
Separate account assets	3,033,301	3,033,301	2,811,809	221,154	338	—	—
Total financial instruments	$10,181,963	$10,986,276	$2,973,997	$4,820,615	$2,387,351	$—	$—
As of December 31, 2023, the Company had no investments where it is not practicable to estimate fair value.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)

(in thousands except where noted in millions)

Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2022 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$6,589,768	$7,545,870	$—	$4,745,506	$1,844,262	$—	$—
Preferred stock	48,712	50,783	—	33,888	14,824	—	—
Common stock	27,213	27,213	—	—	27,213	—	—
Mortgage loans	477,499	535,875	—	13,660	463,839	—	—
Residual tranches & surplus debentures	175,734	187,228	—	89,392	86,342	—	—
Cash, cash equivalents & short-term investments	147,710	148,609	88,326	8,205	51,179	—	—
Contract loans	6,165	6,538	—	—	6,165	—	—
Other invested assets	19,070	24,477	—	16,053	3,017	—	—
Derivatives	(57,801)	—	—	(57,801)	—	—	—
Separate account assets	2,922,878	2,922,878	2,654,450	250,874	8,663	8,891	—
Total financial instruments	$10,356,948	$11,449,471	$2,742,776	$5,099,777	$2,505,504	$8,891	$—

As of December 31, 2022, the Company had no investments where it is not practicable to estimate fair value.

For the years ended December 31, 2023 and 2022, Level 3 bonds were primarily private placement debt securities priced using the Company’s internal discounted cash flow model. Market spreads used in the model were unobservable. Nearly all of these securities were in the Industrial and Miscellaneous category.

14.    Surplus Notes

NNY’s 7.15% surplus notes are due December 15, 2034 and were originally issued with a face value of $175.0 million. During September 2012, the Company retired $48.3 million face value of these surplus notes, after receiving prior approval from the Department. Interest payments also require the prior approval of the Department and may be made only out of surplus funds that the Department determines to be available for such payments under New York insurance law. The 7.15% surplus notes were issued December 15, 2004 and interest on the notes is scheduled to be paid on June 15 and December 15 of each year, commencing June 15, 2005. Interest payments for these notes for 2023 and 2022 each totaled $9.1 million. The 7.15% surplus notes may be redeemed at the option of NNY at any time at the “make-whole” redemption price set forth in the offering circular. New York insurance law provides that the notes are not part of the legal liabilities of NNY. The 7.15% notes were issued pursuant to Rule 144A under the Securities Act of 1933. NLA, an affiliate, holds $2.2 million of these notes.

Below are the details on the outstanding surplus notes (amounts in millions):

Item #	Date Issued	Interest Rate	Original Issue Amount of Note	Note Holder a Related Party (Y/N)	Carrying Value of Notes Prior Year	Carrying Value of Notes Current Year	Unapproved Interest and/or Principal

1000	12/15/2004	7.15%	$175.0	N	$126.4	$126.4	$—
Total			$175.0		$126.4	$126.4	$—

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Item #	Current Year Interest Expense Recognized	Life-to-Date Interest Expense Recognized	Current Year Interest Offset Percentage	Current Year Principal Paid	Life-to-Date Principal Paid	Date of Maturity

1000	$9.1	$189.8	N/A	$—	$48.3	12/15/2034
Total	$9.1	$189.8		$—	$48.3

Item #	Are Surplus Note payments contractually linked (Y/N)	Surplus Note payments subject to administrative offsetting provisions (Y/N)	Were Surplus Note proceeds used to purchase an asset directly from the holder of the surplus (Y/N)	Is Asset Issuer a Related Party (Y/N)	Types of Assets	Principal Amount of Assets Received Upon Issuance	Book/Adjusted Carrying Value of Assets	Is Liquidity Source a Related Party to the Issuer (Y/N)

1000	N	N	N	N	Cash	$173.9	$173.9	N
Total						$173.9	$173.9

The impact of any restatement due to prior quasi-reorganizations is a follows:

	Change in Surplus	Change in Gross Paid-in and Contributed Surplus

2016	$—	$(896.9)

15.    Commitments and Contingencies

Litigation and regulatory matters

The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves the Company’s businesses and operations. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

The Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the Company’s products and practices. It is the Company’s practice to cooperate fully in these matters.

It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration or regulatory proceedings or to provide reasonable ranges of potential losses. It is believed that the outcome of the Company’s litigation, arbitration, and regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Company beyond the amounts already reported in these financial statements. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular annual periods.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Litigation related to lapsed California policies

On October 27, 2022, a putative class action captioned Velez v. Foresters Life Insurance and Annuity Company (“FLIAC”) was filed in the Superior Court of the State of California, Los Angeles County. On December 9, 2022, the Company timely removed the case to the United States District Court for the Central District of California, 2:22-cv-08932. The litigation alleges that FLIAC, which was merged into the Company effective July 8, 2020, improperly lapsed life insurance policies issued in California without fully complying with California Insurance Code Sections 10113.71 and 10113.72. The litigation makes substantially the same allegations made in litigation filed against FLIAC prior to the merger with the Company in which class certification was subsequently denied. Discovery in the Velez case is underway. The Company disputes the allegations in the Velez complaint and intends a vigorous defense.

16.    Other Commitments

As part of its normal investment activities, the Company enters into agreements to fund limited partnerships that make debt and equity investments. As of December 31, 2023, the Company had unfunded commitments of $104.9 million.

In addition, the Company enters into agreements to purchase private placement investments. At December 31, 2023, the Company had open commitments of $6.8 million.

17.    Information about Financial Instruments with Off-Balance Sheet Risk

The Company, at December 31, 2023 and 2022, held the following financial instruments with off-balance sheet risk:

	Assets*		Liabilities*
	2023	2022	2023	2022

Swaps	$900,000	$311,199	$18,423	$—
Total	$900,000	$311,199	$18,423	$—
———————
* Notional amount

The Company uses derivative instruments including interest rate swaps. A more detailed description of these instruments is provided in Footnote 2 - “Summary of Significant Accounting Policies.”

The Company is not exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, as the interest rate swaps are fully collateralized. The credit exposure of interest rate swaps is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date.

Because exchange-traded interest rate swaps are affected through a regulated exchange and positions are marked to market on a daily basis, the Company has no exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The Company is required to put up collateral for any interest rate swap contracts that are entered. The amount of collateral that is required is determined by the exchange on which it is traded. The Company currently puts up cash to satisfy this collateral requirement. As of December 31, 2023 and 2022, the Company posted $61.0 million and $70.7 million of collateral, respectively.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral as required. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. Approximately 100% of the net credit exposure to the Company from derivative contracts is with investment-grade counterparties.

18.    Appropriated Surplus

Surplus includes amounts available for contingencies, some of which are required by state regulatory authorities. The contingency amounts as of December 31, 2023 and 2022 were $2.5 million.

19.    The Merger

On July 1, 2023, NNY completed its acquisition of DLNY for a purchase price of $188.5 million after receipt of insurance regulatory approval by the NYDFS. Effective July 5, 2023, DLNY merged with and into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with SSAP No. 68, the acquisition was treated as a statutory merger. The Company’s shares remained as the outstanding shares of the merged company. No new shares were issued by the Company, and the common capital stock of DLNY was canceled under the agreement.

Pre-merger unaudited separate company revenue, net income, and other surplus adjustments for the six months ended June 30, 2023 (the date of the last quarterly filings for NNY and DLNY) were as follows (in millions):

	NNY	DLNY

Revenue	$333.9	$29.6
Net income (loss)	$(62.2)	$14.7
Other surplus adjustments	$(12.7)	$(5.1)

For 2023, the merger adjustments line includes $9.6 million as a reduction to capital and surplus related to DLNY’s net income and other surplus changes.

20.    Reconciliation to the Annual Statement

In the 2023 Annual Statement, the Company classified the acquisition of DLNY (which was subsequently merged into NNY) in the Statements of Cash Flows as cash used for financing and miscellaneous sources. In the audited Statements of Cash Flows, the acquisition is presented in the Statements of Cash Flows as cash used for investments. The amount reclassified was $188.5 million.

21.    Subsequent Events

The Company evaluated events subsequent to December 31, 2023 and through April 1, 2024, the date of issuance of these financial statements. There were no events occurring subsequent to the end of the year that merited recognition or disclosure in these financial statements.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplemental Schedule
Summary of Investments - Other than Investments in Related Parties
December 31, 2023
(in thousands)

	Amortized Cost	Fair Value	Amount shown in the balance sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$240,740	$167,630	$240,740
States, municipalities and political subdivisions	34,814	32,445	34,814
Foreign governments	102,769	88,184	102,769
All other corporate bonds [1]	6,369,477	5,733,993	6,369,232
Redeemable preferred stock	50,074	48,236	49,028
Total fixed maturities	6,797,874	6,070,488	6,796,583
Equity securities:
Common stock:
Industrial, miscellaneous and all other	27,054	38,368	38,368
Total equity securities	27,054	38,368	38,368
Mortgage loans	515,829	468,850	517,609
Real estate, at depreciated cost	27,446	XXX	27,446
Contract loans	2,496,443	XXX	2,496,443
Other invested assets [2]	345,204	330,051	343,759
Cash and short-term investments	162,242	162,242	162,242
Receivables for securities	5,820	XXX	5,820
Total cash and invested assets	$130,77,912		$10,388,270
———————
[1] Amortized cost and fair value amounts exclude $245,867 and $230,265, respectively, of related-party bonds.
[2] Difference between amortized cost and amount on balance sheet relates to $1,446 of non-admitted other invested assets.

See accompanying independent auditors’ report.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplemental Schedule
Summary of Investments - Other than Investments in Related Parties
December 31, 2022	(continued)
(in thousands)

	Amortized Cost	Fair Value	Amount shown in the balance sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$241,993	$167,756	$241,993
States, municipalities and political subdivisions	35,874	33,000	35,874
Foreign governments	105,654	89,956	105,654
All other corporate bonds [1]	6,862,349	6,051,886	6,896,641
Redeemable preferred stock	53,429	48,710	50,783
Total fixed maturities	7,299,299	6,391,308	7,330,945
Equity securities:
Common stock:
Industrial, miscellaneous and all other	16,796	27,213	27,213
Total equity securities	16,796	27,213	27,213
Mortgage loans	535,875	476,770	535,875
Real estate, at depreciated cost	27,148	XXX	27,148
Contract loans	2,482,361	XXX	2,482,361
Other invested assets [2]	451,686	440,192	447,577
Cash and short-term investments	148,608	148,601	148,609
Receivables for securities	3,163	XXX	3,163
Derivative collateral	70,474	XXX	70,474
Total cash and invested assets	$11,035,410		$11,073,365
———————
[1] Amortized cost and fair value amounts exclude $300,525 and $247,170, respectively, of related-party bonds.
[2] Difference between amortized cost and amount on balance sheet relates to $4,109 of non-admitted other invested assets.

See accompanying independent auditors’ report.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplementary Insurance Information
For the years ended December 31, 2023, 2022 and 2021
(in thousands)

	As of December 31,		For the years ended December 31,
	Future policy benefits, losses and claims	Other policy claims and benefits payable	Premium and annuity considerations	Net investment income	Benefits, claims and losses	Other operating expenses
2023:
Insurance Segment	$10,077,924	$198,925	$343,202	$578,124	$610,520	$114,009

2022:
Insurance Segment	$10,328,341	$116,175	305,818	$621,969	$570,358	$117,475

2021:
Insurance Segment	$10,649,570	$184,763	$309,570	$718,275	$573,672	$151,395

See accompanying independent auditors’ report.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplementary Schedule - Reinsurance
For the years ended December 31, 2023, 2022 and 2021
(in thousands)

	Gross amount	Reinsurance ceded	Reinsurance assumed	Net amount	Percentage of assumed to net
Life insurance in force:
2023	$29,778,130	$12,733,268	$3,002,453	$20,047,315	15%
2022	32,184,980	14,055,740	3,036,110	21,165,350	14%
2021	35,008,124	15,350,674	3,033,651	22,691,101	13%

Life insurance premiums:
2023	$417,539	$114,018	$39,681	$343,202	12%
2022	390,010	117,322	33,130	305,818	11%
2021	402,797	128,354	35,127	309,570	11%

See accompanying independent auditors’ report.